TOUCHSTONE STRATEGIC TRUST
                           --------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                 August 1, 2000

                              Amended October 9, 2000

                              Emerging Growth Fund
                            International Equity Fund
                                 Value Plus Fund
                                Enhanced 30 Fund
                                  Utility Fund
                                   Equity Fund
                                Growth/Value Fund
                             Aggressive Growth Fund

This Statement of Additional Information is not a prospectus. It should be read together with the Funds' Prospectus dated August 1, 2000. You may receive a copy of the Funds' Prospectus by writing the Trust at 221 E. Fourth Street, Suite 300 Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 362-4921.

                       STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS                            PAGE
                               -----------------                            ----

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................5

INVESTMENT RESTRICTIONS.......................................................31

TRUSTEES AND OFFICERS.........................................................41

THE INVESTMENT ADVISOR AND SUB-ADVISORS.......................................43

THE DISTRIBUTOR...............................................................46

DISTRIBUTION PLANS............................................................47

SECURITIES TRANSACTIONS.......................................................50

PORTFOLIO TURNOVER............................................................53

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................53

CHOOSING A SHARE CLASS........................................................54

OTHER PURCHASE INFORMATION....................................................58

TAXES.........................................................................60

REDEMPTION IN KIND............................................................63

HISTORICAL PERFORMANCE INFORMATION............................................63

PRINCIPAL SECURITY HOLDERS....................................................69

CUSTODIANS....................................................................70

AUDITORS......................................................................71

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENTS................................71

ANNUAL REPORT.................................................................72

APPENDIX........................................................................

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

THE TRUST
---------

Touchstone Strategic Trust (the "Trust"), formerly Countrywide Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers eight series of shares to investors: the Utility Fund, the Equity Fund, the Growth/Value Fund, the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment goal(s) and policies.

Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, each of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund succeeded to the assets and liabilities of another mutual fund of the same name which was an investment series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of each Fund and its Predecessor Fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund are for the Predecessor Funds.

Pursuant to an Agreement and Plan of Reorganization, on August 29, 1997, the Growth/Value Fund and the Aggressive Growth Fund succeeded to the assets and liabilities of another mutual fund of the same name which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Growth/Value Fund and the Aggressive Growth Fund for periods ended prior to September 1, 1997 relate to the Predecessor Funds.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.

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

Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Both Class A shares and Class C shares of the Funds represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

Each Fund has its own investment goals, strategies and related risks. There can be no assurance that a Fund's investment goals will be met. The investment goals and practices of each Fund (except the Growth/Value Fund and the Aggressive Growth Fund) are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goals, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The investment restrictions of the Funds are fundamental and can only be changed by vote of a majority of the outstanding shares of the applicable Fund.

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Strategies and Risks") appears below:

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps Bond Ratings, Fitch Investors Services, Inc. and Thomson BankWatch are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

The Growth/Value Fund and the Aggressive Growth Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.

Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

The Growth/Value Fund may also purchase Coupons Under Book Entry Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth/Value Fund will limit its investment in such instruments to 20% of its total assets.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with a Fund's restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

A Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Each Fund (except the Utility Fund) may not invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Utility Fund may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

The Aggressive Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

Each of the Utility Fund, the Growth/Value Fund and the Aggressive Growth Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Utility Fund may also invest in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. The Emerging Growth Fund may invest up to 20% of its total assets in securities of foreign issuers

EMERGING MARKET COUNTRIES. Emerging Market Countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States). When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The Emerging Growth Fund may invest up to 10% of its total assets in Emerging Market Countries and the International Equity Fund may invest up to 40% of its total assets in Emerging Market Countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRs, EDRs AND CDRs. ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

PURCHASING OPTIONS ON U.S. GOVERNMENT SECURITIES. The Utility Fund may purchase put options on U.S. Government securities to protect against a risk that an anticipated rise in interest rates would result in a decline in the value of the Fund's portfolio securities. The Fund may purchase call options on U.S. Government securities as a means of obtaining temporary exposure to market appreciation when the Fund is not fully invested.

A put option is a short-term contract (having a duration of nine months or less) which gives the purchaser of the option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. A call option is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying security at a specified price during the term of the option. The purchase of put and call options on U.S. Government securities is analogous to the purchase of puts and calls on stocks. The Fund will purchase options on U.S. Treasury Bonds, Notes and Bills only.

There are special considerations applicable to options on U.S. Treasury Bonds and Notes. Because trading interest in options written on U.S. Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of U.S. Treasury Bonds and Notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

To terminate its rights with respect to put and call options which it has purchased, the Fund may sell an option of the same series in a "closing sale transaction." A profit or loss will be realized depending on whether the sale price of the option plus transaction costs is more or less than the cost to the Fund of establishing the position. If an option purchased by the Fund is not exercised or sold, it will become worthless after its expiration date and the Fund will experience a loss in the form of the premium and transaction costs paid in establishing the option position.

The option positions may be closed out only on an exchange which provides a secondary market for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The option activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by the Fund. The Fund pays a brokerage commission each time it buys or sells a security in connection with the exercise of an option. Such commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

OPTIONS ON STOCKS. Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

The Utility Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. The Aggressive Growth Fund may write covered call options if, immediately thereafter, not more than 25% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Utility Fund will not commit more than 10% of its net assets and the Aggressive Growth Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

PURCHASING OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Utility Fund may purchase put and call options on interest rate futures contracts. The purchase of put options on interest rate futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on interest rate futures which are traded on a national exchange or board of trade and sell such options to terminate an existing position. The Fund may not enter into interest rate futures contracts. Options on interest rate futures are similar to options on stocks except that an option on an interest rate future gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

As with options on stocks, the holder of an option on an interest rate futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of interest rate futures, the purchase of options on interest rate futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the Exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The Investment Company Act of 1940 requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

A Fund may be permitted to borrow for the purposes of leveraging. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the federal tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of such Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage

LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

It is the present intention of the Equity Fund and the Utility Fund to limit the amount of loans of portfolio securities to no more than 25% of a Fund's net assets.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor, acting under the supervision of the Advisor and the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

In addition, for the same purposes, the Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated in the top two rating categories by a national rating organization or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM  TRADING.  The Aggressive  Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Aggressive Growth Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Aggressive Growth Fund and its transaction costs.

VARIABLE AND FLOATING RATE SECURITIES. The Growth/Value Fund and the Aggressive Growth Fund may acquire variable and floating rate securities, subject to each Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

RATING SERVICES

The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------

The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE LIMITATIONS APPLICABLE TO THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND, THE VALUE PLUS FUND AND THE ENHANCED 30 FUND ARE:

     1. BORROWING MONEY. The Funds will not borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

     2. UNDERWRITING SECURITIES. The Funds will not underwrite securities issued by other persons except insofar as the Funds may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     3. LOANS. The Funds will not make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans do not exceed 30% of the Fund's total assets (taken at market value);
(b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

     4. REAL ESTATE, MINERAL LEASES AND COMMODITIES. The Funds will not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     5. CONCENTRATION OF INVESTMENTS. Each Fund will not concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

     6. SENIOR SECURITIES. A Fund will not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

     7. AMOUNTS INVESTED IN ONE ISSUER. With respect to 75% of its total assets taken at market value, a Fund will not invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

ADDITIONAL RESTRICTIONS. Each of the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund (or the Trust, on behalf of each Fund) have adopted the following additional restrictions as a matter of "operating policy." These restrictions are changeable by the Board of Trustees without a shareholder vote, except that no operating policy or investment restriction shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

     1. BORROWING MONEY. A Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

     2. PLEDGING. A Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     3. MARGIN PURCHASES. A Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     4. SELLING SECURITIES. A Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     5. INVESTING FOR CONTROL. A Fund will not invest for the purpose of exercising control or management;

     6. SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Fund if such purchase at the time thereof would cause:
(a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

     7. ILLIQUID SECURITIES. A Fund will not invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

     8. RESTRICTED SECURITIES. A Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 44A Securities deemed liquid by the Fund's Board of Trustees);

     9. SECURITIES OF ONE ISSUER. A Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     10. SHORT SALES. A Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

     11. PURCHASE OF PUTS AND CALLS. A Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

     12. WRITING OF PUTS AND CALLS. A Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and
(d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

     13. PUTS AND CALLS ON FUTURES. A Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     THE LIMITATIONS APPLICABLE TO THE UTILITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Statement of Additional Information which involve margin purchases).

     4. SHORT SALES. The Fund will not make short sales of securities.

     5. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Statement of Additional Information.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     14. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase more than 10% of the outstanding voting securities of any other issuer.

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. INDUSTRY CONCENTRATION. Under normal market conditions, the Fund will invest more than 25% of its total assets in the public utilities industry. The Fund will not invest more than 25% of its total assets in any particular industry except the public utilities industry. For purposes of this limitation, the public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

     17. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     THE LIMITATIONS APPLICABLE TO THE EQUITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. The Fund will not pledge, mortgage or hypothecate its assets except in connection with borrowings described in this investment limitation.

     2. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such   short-term   credit  as  are  necessary  for  the  clearance  of
transactions).

     3. SHORT SALES. The Fund will not make short sales of securities.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures.

     5. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     6. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     7. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     8. CONCENTRATION. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. SECURITIES OF ONE ISSUER. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     14. SECURITIES OF ONE CLASS. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. SENIOR SECURITIES. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

     THE LIMITATIONS APPLICABLE TO THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE:

     1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. OPTIONS. Each Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in this Statement of Additional Information.

     4. MINERAL LEASES. Each Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     5. UNDERWRITING. Each Fund will not act as underwriters of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     6. CONCENTRATION. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. COMMODITIES. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

     8. REAL ESTATE. Each Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     9. LOANS. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

     10. INVESTING FOR CONTROL. Each Fund will not invest in companies for the purpose of exercising control.

     11. SENIOR SECURITIES. Each Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques.

     THE FOLLOWING INVESTMENT LIMITATIONS FOR THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

     1. ILLIQUID INVESTMENTS. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of a Fund's net assets would be invested in such securities.

     2. MARGIN PURCHASES. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

     3. SHORT SALES. Each Fund will not make short sales of securities.

     4. OTHER INVESTMENT COMPANIES. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Utility Fund will limit its investments so that it will not be a public utility holding company or acquire public utility company securities in violation of the Public Utility Holding Company Act of 1935.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Touchstone Family of Funds for the fiscal year ended March 31, 2000.

Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                    AGGREGATE
                                                                    COMPENSATION
                                                   COMPENSATION     FROM THE
                            POSITION               FROM             TOUCHSTONE
NAME                        HELD                   TRUST            COMPLEX(1)
---------------------       -------                ------           -----------
 William O. Coleman         Trustee                $2,500             $16,192
 Phillip R. Cox             Trustee                 2,500              19,500
+H. Jerome Lerner           Trustee                 5,500              16,500
*Jill T. McGruder           President/Trustee           0                   0
*Robert H. Leshner          Trustee                     0                   0
 Oscar P. Robertson         Trustee                 6,000              18,000
+Nelson Schwab, Jr.         Trustee                 2,500              16,192
+Robert E. Stautberg        Trustee                 2,500              19,500
+Joseph S. Stern, Jr.       Trustee                 2,000              16,000
 Maryellen Peretzky         Vice President              0                   0
 Tina D. Hosking            Secretary                   0                   0
 David E. Dennison          Treasurer                   0                   0
 Terrie A. Wiedenheft       Controller                  0                   0

(1) The Touchstone complex of funds consists of eight series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and ten variable annuity series of Touchstone Variable Series Trust. Each Trustee is also a Trustee of Touchstone Tax-Free Trust and Touchstone Investment Trust. Messrs. Coleman, Cox, Schwab, Stautberg and Stern are also Trustees of Touchstone Variable Series Trust.

* Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, Touchstone Securities, Inc., the Trust's distributor, and Integrated Fund Services, Inc., the Trust's transfer agent and Mr. Leshner, as the Managing Director of Fort Washington Investment Advisors, Inc., a Fund Sub-Advisor, are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     WILLIAM O. COLEMAN, Age 71, 2 Noel Lane, Cincinnati, Ohio is a retired General Sales Manager and Vice President of The Procter & Gamble Company and a trustee of The Procter & Gamble Profit Sharing Plan and The Procter & Gamble Employee Stock Ownership Plan. He is a director of LCA Vision (a laser vision correction institute).

     PHILLIP  R.  COX,  Age 52,  105 East  Fourth  Street,  Cincinnati,  Ohio is
President and Chief Executive Officer of Cox Financial Corp. (a financial services company). He is a director of the Federal Reserve Bank of Cleveland, Cincinnati Bell Inc. and Cinergy Corporation.

     H. JEROME LERNER, Age 61, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc. (a manufacturer of electronic connectors). He is also a director of Slush Puppy Inc. (a manufacturer of frozen beverages) and Peerless Manufacturing (a manufacturer of bakery equipment).

     ROBERT H. LESHNER, Age 60, 311 Pike Street, Cincinnati, Ohio is Managing Director of Fort Washington Investment Advisors, Inc. Until 1999, he was President and a director of Fort Washington Brokerage Services, Inc. (a registered broker-dealer), Integrated Fund Services, Inc. (a registered transfer agent) and IFS Fund Distributors, Inc. (a registered broker-dealer).

     JILL T. McGRUDER, Age 45, 221 East Fourth Street, Cincinnati, Ohio is President, Chief Executive Officer and a director of IFS Financial Services,Inc. (a holding company), Touchstone Advisors, Inc. (the investment advisor to the Trust) and Touchstone Securities, Inc. (the principal underwriter of the Trust). She is a Senior Vice President of The Western-Southern Life Insurance Company and a director of Capital Analysts Incorporated (a registered investment adviser and broker-dealer). She is also President and a director of Integrated Fund Services, Inc., IFS Fund Distributors, Inc., Fort Washington Brokerage Services, Inc., IFS Agency Services, Inc. ( insurance agency) and IFS Insurance Agency, Inc. (insurance agency). Until December 1996, she was National Marketing Director of Metropolitan Life Insurance Co. From 1991 until 1996, she was Vice President of Touchstone Advisors, Inc. and IFS Financial Services, Inc.

     OSCAR P. ROBERTSON, Age 61, 4293 Muhlhauser Road, Fairfield, Ohio is President of Orchem Corp., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

     NELSON SCHWAB, JR., Age 82, 511 Walnut Street, Cincinnati, Ohio is Senior Counsel of Graydon, Head & Ritchey (a law firm). He is a director of Rotex, Inc. (a machine manufacturer), The Ralph J. Stolle Company and Security Rug Cleaning Company.

     ROBERT E. STAUTBERG, Age 65, 4815 Drake Road, Cincinnati, Ohio is a retired partner and director of KPMG Peat Marwick LLP. He is a trustee of Good Samaritan Hospital, Bethesda Hospital and Tri Health.

     JOSEPH S. STERN, JR., Age 82, 3 Grandin Place, Cincinnati, Ohio is a retired Professor Emeritus of the University of Cincinnati College of Business.

     MARYELLEN PERETZKY, Age 47, 221 E. Fourth Street, Cincinnati, Ohio is Senior Vice President and Secretary of Fort Washington Brokerage Services, Inc.,
Integrated  Fund  Services,   Inc.  and  IFS  Fund Distributors,  Inc. She is
Assistant Secretary of Fort Washington Investment Advisors, Inc. and is also Vice President of Touchstone Tax-Free Trust, Touchstone Investment
Trust and Touchstone Variable Series Trust.

     TINA D. HOSKING, Age 31, 221 E. Fourth Street, Cincinnati, Ohio is Vice President and Associate General Counsel of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. She is also Secretary of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

     DAVID E. DENNISON, Age 38, 221 E. Fourth Street, Cincinnati, Ohio is Senior Vice President and Chief Operating Officer of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. He is also Treasurer of Touchstone Tax-Free Trust and Touchstone Investment Trust and Assistant Treasurer of Touchstone Variable Series Trust.

     TERRIE A. WIEDENHEFT, Age 38, 221 E. Fourth Street, Cincinnati, Ohio is Senior Vice President, Chief Financial Officer and Treasurer of Integrated Fund Services, Inc., IFS Fund Distributors, Inc. and Fort Washington Brokerage Services, Inc. She is Chief Financial Officer of IFS Financial Services, Inc., Touchstone Advisors, Inc. and Touchstone Securities, Inc. and Assistant Treasurer of Fort Washington Investment Advisors, Inc. She is also Controller of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

Each Trustee, except for Mr. Leshner and Ms. McGruder, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust.

THE INVESTMENT ADVISOR AND SUB-ADVISORS
---------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Leshner may be deemed to be an affiliate of the Advisor because of his position as Managing Director of Fort Washington Investment Advisors, Inc., a Fund Sub-Advisor. Ms. McGruder and Mr. Leshner, by reason of such affiliations may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Fund Sub-Advisor, reviews and evaluates the performance of the Fund Sub-Advisors and determines whether or not a Fund's Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:

     Emerging Growth Fund           0.80%

     International Equity Fund      0.95%

     Value Plus Fund                0.75%

     Enhanced 30 Fund               0.65%

     Equity Fund                    0.75% on the first $200 million
     Utility Fund                   0.70% from $200 million to $500 million
                                    0.50% thereafter

     Growth/Value Fund              1.00% on the first $50 million
     Aggressive Growth Fund          .90% from $50 million to 100 million
                                     .80% from $100 million to $200 million
                                     .75% thereafter

Set forth below are the advisory fees incurred by the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund for the fiscal periods ended December 31, 1999, 1998 and 1997. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as set forth in the footnote below:

                                              1999          1998          1997
Emerging Growth Fund(1)                     $ 96,269      $ 76,428      $ 48,463
International Equity Fund(2)                $117,039      $110,226      $ 73,217
Value Plus Fund(3)                          $224,988      $123,531            --

(1) The Advisor waived fees and reimbursed the Fund $420,137, $43,744 and $84,098 for the fiscal years ended December 31, 1999, 1998 and 1997, respectively.
(2) The Advisor waived fees and reimbursed the Fund $545,324, $126,131 and $200,506 for the fiscal years ended December 31, 1999, 1998 and 1997, respectively.
(3) The Advisor waived fees and reimbursed the Fund $609,862 and $48,591 for the fiscal periods ended December 31, 1999 and 1998, respectively.

Prior to May 1, 2000, Fort Washington Brokerage Services, Inc. (the "Previous Adviser") was the investment advisor and principal underwriter for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. Set forth below are the advisory fees paid by the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund to the Previous Adviser during the fiscal years ended March 31, 2000, 1999 and 1998.

                                              2000          1999          1998
Utility Fund(1)                             $331,290      $326,576      $303,151
Equity Fund                                  489,858       375,212       221,798
Growth/Value Fund                            394,150       254,571       160,090
Aggressive Growth Fund(2)                    177,191       125,575        85,703

(1) The Previous Adviser voluntarily waived $18,396 of its fees for the fiscal year ended March 31, 2000.
(2) The Previous Adviser voluntarily waived $56,232 of its fees for the fiscal year ended March 31, 2000 and $6,473 of its fees for the fiscal year ended March 31, 1999.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental  agencies;  (vi) fees and  expenses  involved  in  registering  and maintaining  registrations  of the  Funds  with  the  SEC,  state  or  blue  sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC;
(vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who are affiliated persons of the Advisor are paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force until May 1, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISORS. The Advisor has retained one or more sub-advisors ("the Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor which is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

EMERGING GROWTH FUND
     David L. Babson & Company, Inc.             0.50%

     Westfield Capital Management Company, Inc.  0.45% on the first $10 million,
                                                 0.40% on the next $40 million,
                                                 0.35% thereafter

INTERNATIONAL EQUITY FUND
     Credit Suisse Asset Management              0.85% on the first $30 million,
                                                 0.80% on the next $20 million,
                                                 0.70% on the next $20 million,
                                                 0.60% thereafter

VALUE PLUS FUND, UTILITY FUND AND EQUITY FUND
     Fort Washington Investment Advisors, Inc.   0.45%

ENHANCED 30 FUND
     Todd Investment Advisors, Inc.              0.40%

GROWTH/VALUE FUND AND AGGRESSIVE GROWTH FUND
     Mastrapasqua & Associates, Inc.             0.60% on the first $50 million,
                                                 0.50% on the next $50 million,
                                                 0.40% on the next $100 million,
                                                 0.35% thereafter

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force until May 1, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. (the "Distributor") is the principal underwriter of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales load which is not reallowed to the dealers who sell shares of a Fund. The Distributor retains the entire sales load on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended December 31, 1999, the aggregate underwriting commissions on sales of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund were $52,561 of which the Distributor paid $44,996 to unaffiliated broker-dealers in the selling network and earned $7,595 as a broker-dealer in the selling network.

Prior to May 1, 2000, the Previous Adviser served as the distributor for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. For the fiscal year ended March 31, 2000, the aggregate underwriting commissions on sales of the Trust's shares were $610,423 of which the Previous Adviser paid $518,744 to unaffiliated broker-dealers in the selling network, earned $11,576 as a broker-dealer in the selling network and retained $80,103 in underwriting commissions. For the fiscal year ended March 31, 1999, the aggregate underwriting commissions on sales of the Trust's shares were $90,474 of which the Previous Adviser paid $69,549 to unaffiliated broker-dealers in the selling network, earned $12,602 as a broker-dealer in the selling network and retained $8,323 in underwriting commissions. For the fiscal year ended March 31, 1998, the aggregate underwriting commissions on sales of the Trust's shares were $70,717 of which the Previous Adviser paid $51,599 to unaffiliated broker-dealers in the selling network, earned $12,478 as a broker-dealer in the selling network and retained $6,640 in underwriting commissions.

The Distributor retains the contingent deferred sales load on redemptions of shares of the Funds which are subject to a contingent deferred sales load. For the fiscal year ended March 31, 2000, the Previous Adviser collected $1,493, $261 and $2,100 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund, the Equity Fund and the Growth/Value Fund, respectively. For the fiscal year ended March 31, 1999, the Previous Adviser collected $457 and $693 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended March 31, 1998, the Previous Adviser collected $1,756 and $957 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended December 31, 1999, the Distributor collected $388, $343 and $265 of contingent deferred sales loads on redemptions of Class C shares of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund, respectively.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES -- The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal year ended March 31, 2000, the aggregate distribution-related expenditures of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund under the Class A Plan were 96,271, $154,689, $49,285 and $43,768, respectively. Amounts were spent as follows:

                                                                  GROWTH/   AGGRESSIVE
                                            UTILITY     EQUITY     VALUE      GROWTH
                                              FUND       FUND       FUND       FUND
Printing and mailing of prospectuses
and reports to prospective shareholders .   $  5,797   $  7,104   $  9,580   $  5,761
Advertising and promotion ...............        406         13         81          0
Payments to broker-dealers and others
for the sale or retention of assets .....     90,068    147,572     39,624     38,007
                                            --------   --------   --------   --------
                                            $ 96,271   $154,689   $ 49,285   $ 43,768

For the fiscal year ended December 31, 1999, the aggregate distribution-related expenditures of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund under the Class A Plan were $21,608, $17,648 and $73,078, respectively.

CLASS C SHARES -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of a Fund. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal year ended March 31, 2000, the aggregate distribution-related expenditures of the Utility Fund, the Equity Fund and the Growth/Value Fund under the Class C Plan were $31,097, $34,387 and $10,471, respectively. Amounts were spent as follows:

                                                                GROWTH/
                                            UTILITY    EQUITY    VALUE
                                              FUND      FUND      FUND
Printing and mailing of prospectuses
and reports to prospective shareholders . $ 500 $ 501 $ 87 Payments to broker-dealers and others
for the sale or retention of assets .....    30,597    33,886    10,384
                                            -------   -------   -------
                                            $31,097   $34,387   $10,471

For the fiscal year ended December 31, 1999, the aggregate distribution-related expenditures of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund under the Class C Plan were $32,920, $51,644 and $5,161, respectively.

GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. The Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Utility Fund paid brokerage commissions of $40,794, $10,031 and $10,445, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Equity Fund paid brokerage commissions of $113,900, $34,209 and $36,486, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Growth/Value Fund paid brokerage commissions of $42,093, $51,665 and $20,459, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Aggressive Growth Fund paid brokerage commissions of $13,952, $36,619 and $8,388, respectively. The higher commissions paid by the Utility Fund and the Equity Fund during the fiscal year ended March 31, 2000 are due to the Funds' higher portfolio turnover rate.

For the fiscal years ended December 31, 1999, 1998 and 1997, the Emerging Growth Fund paid brokerage commissions of $ 24,912, $21,590 and $13,110, respectively. For the fiscal years ended December 31, 1999, 1998 and 1997, the International Equity Fund paid brokerage commissions of $76,155, $64,980 and $57,618, respectively. For the fiscal periods ended December 31, 1999 and 1998, the Value Plus Fund paid brokerage commissions of $40,604 and $44,920, respectively.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Utility Fund directed to brokers due to research services provided were $10,727,567 and $18,831, respectively.
During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $16,380,475 and $33,915, respectively. During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the

Growth/Value Fund directed to brokers due to research services provided were $5,561,907 and $6,355, respectively. During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Aggressive Growth Fund directed to brokers due to research services provided were $2,027,112 and $4,960, respectively.

During the fiscal year ended December 31, 1999, the amount of brokerage transactions and related commissions for the Emerging Growth Fund directed to brokers due to research services provided were $64,620 and $7,800, respectively. During the fiscal year ended December 31, 1999, the amount of brokerage transactions and related commissions for the International Equity Fund directed to brokers due to research services provided were $673,668 and $2,338, respectively. During the fiscal year ended December 31, 1999, the amount of brokerage transactions and related commissions for the Value Plus Fund directed to brokers due to research services provided were $55,065 and $55,065, respectively.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal year ended March 31, 2000, the Growth Value Fund acquired securities of the Trust's regular broker-dealers as follows: Merrill Lynch & Co., Inc. common stock - 20,000 shares, the market value of which was $2,100,000 as of March 31, 2000 and Morgan Stanley Dean Witter & Co. common stock - 21,000 shares, the market value of which was $1,713,000 as of March 31, 2000. During the fiscal year ended March 31, 2000, the Aggressive Growth Fund acquired securities of the Trust's regular broker-dealers as follows: Merrill Lynch & Co., Inc. common stock - 9,500 shares, the market value of which was $998,000 as of March 31, 2000 and Morgan Stanley Dean Witter & Co. common stock - 13,000 shares, the market value of which was $1,060,000 as of March 31, 2000

During the fiscal year ended March 31, 2000, the Trust entered into repurchase transactions with the following of its regular broker-dealers as defined under the Investment Company Act of 1940: Banc One Capital Markets, Inc. and Nesbitt-Burns Securities, Inc.

CODE OF ETHICS. The Trust, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all access, advisory and investment personnel of the Advisor, the Sub-Advisor and the Distributor, and as described below, imposes additional, more onerous, restrictions on investment personnel of the Advisor and the Sub-Advisor.
The Code requires that all investment personnel of the Advisor and the Sub-Advisor preclear personal securities investments in initial public offerings and limited offerings. In addition, no access or advisory person may purchase or sell any security (or equivalent) security if the employee has knowledge that it is being purchased or sold at that time, or is being considered for purchase or sale, by a Fund except under certain conditions. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Advisor and the Sub-Advisor within periods of trading by a Fund in the same (or equivalent) security except under certain conditions. The Code of Ethics adopted by the Trust, the Distributor, the Advisor and the Sub-Advisors are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

Generally each Fund (except the International Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund) intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.

The International Equity Fund may engage in active trading to achieve its investment goals. The Growth/Value Fund expects that the average holding period of its equity securities will be between 18 and 36 months. If warranted by market conditions, the Aggressive Growth Fund may engage in short-term trading if the Sub-Advisor believes the transactions, net of costs, will result in improving the income or the appreciation potential of the Fund's portfolio. As a result, the International Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund each may have substantial portfolio turnover.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of shares of the Funds are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the net asset value of a Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectus.

CHOOSING A SHARE CLASS
----------------------

Each Fund offers Class A and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive because similar sales load reductions are not available for Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold with a lower initial sales load so more of the purchase price is immediately invested in a Fund. If you do not plan to hold your shares in a Fund for a long time (less than 5 years), it may be better to purchase Class C shares so that more of your purchase is invested directly in the Fund, although you will pay higher distribution fees. If you plan to hold your shares in a Fund for more than 5 years, it may be better to purchase Class A shares, since after 5 years your accumulated distribution fees may be more than the sales load paid on your purchase.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many experienced and very qualified financial advisors throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. The Distributor believes that these value-added services can greatly benefit you through market cycles and will work diligently with your chosen financial advisor.

Below is a chart comparing the sales loads and 12b-1 fees applicable to each class of shares:

--------------------------------------------------------------------------------
CLASS                        SALES LOAD                                12b-1 FEE
--------------------------------------------------------------------------------
A            Maximum of 5.75% initial sales load reduced for               0.25%
             purchases of $50,000 and over; shares sold without an initial sales load may be subject to a 1.00% contingent deferred sales load during first year if a commission was paid to a dealer

C            1.25% initial sales load; 1.00% contingent                    1.00%
             deferred sales load during first year
--------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

CLASS A SHARES

Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within 1 year after purchase if a commission was paid by the Distributor to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

The following table illustrates the current initial sales load breakpoints for the purchase of Class A shares:

                                       Sales           Sales         Dealer
                                     Charge as      Charge as %    Reallowance
                                   % of Offering   of Net Amount   as % of Net
                                       Price         Invested    Amount Invested
                                   -------------   ------------  ---------------
Less than $50,000                      5.75%           6.10%          5.00%
$50,000 but less than $100,000         4.50            4.71           3.75
$100,000 but less than $250,000        3.50            3.63           2.75
$250,000 but less than $500,000        2.95            3.04           2.25
$500,000 but less than $1,000,000      2.25            2.30           1.75
$1,000,000 or more                     None            None

The following table shows the initial sales load breakpoints for the purchase of Class A shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund for accounts opened before August 1, 1999:

                                       Sales           Sales         Dealer
                                     Charge as      Charge as %    Reallowance
                                   % of Offering   of Net Amount   as % of Net
                                       Price         Invested    Amount Invested
                                   -------------   ------------  ---------------
Less than $100,000                     4.00%           4.17%          3.60%
$100,000 but less than $250,000        3.50            3.63           3.30
$250,000 but less than $500,000        2.50            2.56           2.30
$500,000 but less than $1,000,000      2.00            2.04           1.80
$1,000,000 or more                     None            None

The following table shows the initial sales load breakpoints for the purchase of Class A shares of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund for accounts opened before May 1, 2000:

                                       Sales           Sales         Dealer
                                     Charge as      Charge as %    Reallowance
                                   % of Offering   of Net Amount   as % of Net
                                       Price         Invested    Amount Invested
                                   -------------   ------------  ---------------
Less than $50,000                      5.75%           6.10%          5.00%
$50,000 but less than $100,000         4.50            4.71           3.75
$100,000 but less than $250,000        3.50            3.63           2.75
$250,000 but less than $500,000        2.50            2.56           2.00
$500,000 but less than $1,000,000      2.00            2.04           1.60
$1,000,000 or more                     None            None

Under certain circumstances, the Distributor may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Distributor may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Touchstone Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Distributor. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds in the Touchstone Family of Funds. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a sales load with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any Touchstone load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. See "Other Purchase Information" below or contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the contingent deferred sales load.

CLASS C SHARES

Class C shares are sold with an initial sales load of 1.25% and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 2.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD. The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

All sales loads imposed on redemptions are paid to the Distributor. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

OTHER PURCHASE INFORMATION
--------------------------

Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a Dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of shares of two or more Funds (other than a money market fund). For example, if you concurrently invest $25,000 in one Fund and $25,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. A purchaser of Class A shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Distributor with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent. A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any Purchaser of Class A shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Distributor a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the Purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Funds purchased:
1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with the Distributor.
2. By any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of an investment advisor or financial planner who has made appropriate arrangements with the Trust or Distributor.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with the Distributor.
5. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Fund
6. As part of an employee benefit plan which is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.
7. As part of certain promotional programs established by the Fund and/or Distributor.
8. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between the Distributor and such group.
9. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
10.  Through Processing Organizations described in the Prospectus.
11.  Using the proceeds of a redemption from an unaffiliated mutual fund
     (see below).

There is no initial sales charge on your purchase of shares in a Roth IRA or Roth Conversion IRA if (1) you purchase the shares with the proceeds of a redemption made within the previous 180 days from another mutual fund complex and (2) you paid an initial sales charge or a contingent deferred sales charge on your investment in the other mutual fund complex.

Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by the Distributor. Your financial advisor should call the Distributor for more information.

REINVESTMENT OF PROCEEDS FROM OTHER MUTUAL FUNDS. You may purchase shares of the Funds at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Distributor. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within 1 year of the purchase of such shares and no more than 60 days prior to your purchase of shares of a Fund. To make a purchase at net asset value under this arrangement, you must submit a copy of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check from the other mutual fund, endorsed to the order of the Touchstone Family of Funds. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss.

PURCHASES BY AFFILIATES OF COUNTRYWIDE CREDIT INDUSTRIES, INC. If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments. Affiliates of Countrywide Credit Industries, Inc. may also purchase Class A shares of the Equity Fund, the Utility Fund, the Growth/Value Fund and the Aggressive Growth Fund at net asset value.

OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales load as described herein because such purchases require minimal sales effort by the Distributor. Purchases made at net asset value may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions which were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION. Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTION IN KIND
------------------

Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the Investment Company Act of 1940 wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's net assets at the beginning of such period.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

From time to time, the Funds may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          n
                                 P (1 + T) = ERV
Where:

P   =     a hypothetical initial payment of $1,000
T   =     average annual total return
n   =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE UTILITY FUND, THE EQUITY FUND, THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND FOR THE PERIODS ENDED MARCH 31, 2000 ARE AS FOLLOWS:

Utility Fund (Class A)
----------------------
1 Year                                      11.28%
5 Years                                     13.92%
10 Years                                    11.12%
Since inception (8-15-89)                   10.96%

Utility Fund (Class C)
----------------------
1 Year                                      15.70%
5 Years                                     14.03%
Since inception (8-2-93)                     9.96%

Equity Fund (Class A)
---------------------
1 Year                                      13.67%
5 Years                                     21.54%
Since inception (8-2-93)                    16.65%

Equity Fund (Class C)
---------------------
1 Year                                      17.75%
5 Years                                     21.57%
Since inception (6-7-93)                    16.10%

Growth/Value Fund (Class A)
---------------------------
1 Year                                      78.02%
Since inception (9-29-95)                   36.42%

Growth/Value Fund (Class C)
---------------------------
Since inception (8-1-99)                    74.32%

Aggressive Growth Fund (Class A)
--------------------------------
1 Year                                     102.67%
Since inception (9-29-95)                   33.79%

THE AVERAGE ANNUAL TOTAL RETURNS OF THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND FOR THE PERIODS ENDED DECEMBER 31, 1999 ARE AS FOLLOWS:

Emerging Growth Fund (Class A)
------------------------------
1 Year                                      37.45%
5 Years                                     20.36%
Since inception (10-3-94)                   19.95%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                      44.86%
5 Years                                     20.71%
Since inception (10-3-94)*                  20.23%

International Equity Fund (Class A)
-----------------------------------
1 Year                                      31.44%
5 Years                                     16.43%
Since inception (10-3-94)                   13.61%

International Equity Fund (Class C)
-----------------------------------
1 Year                                      38.44%
5 Years                                     16.95%
Since inception (10-3-94)*                  14.04%

Value Plus Fund (Class A)
-------------------------
1 Year                                       8.82%
Since inception (5-1-98)                     7.89%

Value Plus Fund (Class C)
-------------------------
1 Year                                      14.24%
Since inception (5-1-98)*                   14.20%

*Date reflects inception of the Fund's predecessor.

Each Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return.

The total returns of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                                                                                 AGGRESSIVE
                                                                                                   GROWTH
                         UTILITY  FUND              EQUITY FUND            GROWTH/VALUE FUND        FUND
                     CLASS A      CLASS C      CLASS A      CLASS C      CLASS A      CLASS C      CLASS A
                     -------------------------------------------------------------------------------------
Period Ended
------------
March 31, 1991       + 9.23%
March 31, 1992       +11.84%
March 31, 1993       +20.64%
March 31, 1994       - 2.11%      - 5.21%(1)   - 2.63%(1)   - 2.91%(2)
March 31, 1995       + 3.68%      + 3.00%      + 8.07%      + 7.32%
March 31, 1996       +21.65%      +20.78%      +27.90%      +26.90%      +14.50%(3)                 +8.40%(3)
March 31, 1997       + 5.61%      + 4.82%      +11.82%      +11.01%      +12.77%                    +9.46%
March 31, 1998       +40.92%     + 39.91%      +42.74%      +41.63%      +36.73%                   +33.53%
March 31, 1999        -4.79%       -5.92%      +14.30%      +13.03%      +29.89%                   +15.46%
March 31, 2000       +18.07%      +17.16%      +20.60%      +19.24%      +88.88%      +76.52%(4)  +115.03%

     (1)  From date of initial public offering on August 2, 1993
     (2)  From date of initial public offering on June 7, 1993
     (3)  From date of initial public offering on September 29, 1995
     (4)  From date of initial public offering on August 1, 1999

The total returns of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund as calculated in this manner since inception are as follows:

                           EMERGING GROWTH            INTERNATIONAL
                                FUND(1)                EQUITY FUND(1)         VALUE PLUS FUND(2)
                        CLASS A      CLASS C      CLASS A      CLASS C      CLASS A      CLASS C
                        ------------------------------------------------------------------------
December 31, 1994         2.72%      2.52%         -8.80%      -9.00%
December 31, 1995        22.56%     21.15%          5.29%       4.62%
December 31, 1996        10.56%      9.67%         11.61%      10.71%
December 31, 1997        32.20%     30.67%         15.57%      14.73%
December 31, 1998         2.57%      1.95%         19.94%      18.99%        4.29%        2.60%
December 31, 1999        45.85%     44.86%         39.50%      38.44%       15.51%       14.24%

     (1)  The Fund began operations on October 3, 1994
     (2)  The Fund began operations on May 1, 1998

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE UTILITY FUND, THE EQUITY FUND, THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND (EXCLUDING SALES LOADS) FOR THE PERIODS ENDED MARCH 31, 2000 ARE AS FOLLOWS:

Utility Fund (Class A)
----------------------
1 Year                                  18.07%
3 Years                                 16.57%
5 Years                                 15.27%
10 Years                                11.78%
Since inception (8-15-89)               11.58%

Utility Fund (Class C)
----------------------
1 Year                                  17.16%
3 Years                                 15.54%
5 Years                                 14.32%
Since inception (8-2-93)                10.16%

Equity Fund (Class A)
---------------------
1 Year                                  20.60%
3 Years                                 25.31%
5 Years                                 22.99%
Since inception (8-2-93)                17.69%

Equity Fund (Class C)
---------------------
1 Year                                  19.24%
3 Years                                 24.05%
5 Years                                 21.88%
Since inception (6-7-93)                16.31%

Growth/Value Fund (Class A)
---------------------------
1 Year                                  88.88%
3 Years                                 49.69%
Since inception (9-29-95)               38.23%

Growth/Value Fund (Class C)
---------------------------
Since inception (8-1-99)                76.52%

Aggressive Growth Fund (Class A)
--------------------------------
1 Year                                 115.03%
3 Years                                 49.11%
Since inception (9-29-95)               35.56%

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND (EXCLUDING SALES LOADS) FOR THE PERIODS ENDED DECEMBER 31, 1999 ARE AS FOLLOWS:

Emerging Growth Fund (Class A)
------------------------------
1 Year                                  45.85%
5 Years                                 21.80%
Since inception (10-3-94)               21.31%

Emerging Growth Fund (Class C)
------------------------------
1 Year                                  44.86%
5 Years                                 20.71%
Since inception (10-3-94)*              20.23%

International Equity Fund (Class A)
-----------------------------------
1 Year                                  39.50%
5 Years                                 17.83%
Since inception (10-3-94)               14.90%

International Equity Fund (Class C)
-----------------------------------
1 Year                                  38.44%
5 Years                                 16.95%
Since inception (10-3-94)*              14.04%

Value Plus Fund (Class A)
-------------------------
1 Year                                  15.51%
Since inception (5-1-98)                11.78%

Value Plus Fund (Class C)
-------------------------
1 Year                                  14.24%
Since inception (5-1-98)*                9.97%

 *Date reflects inception of the Fund's predecessor.

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Funds may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                                6
                           Yield = 2[(a-b/cd +1)  -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

Performance quotations are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Funds. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

In addition, a Fund may also use comparative performance information of relevant indices, including the following:

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks.

The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

The S&P Utility Index is an unmanaged index consisting of three utility groups totaling 40 companies -21 electric power companies, 11 natural gas distributors and pipelines and 8 telephone companies.

The Russell 2000 Index is an umanaged index of small cap performance.

The Russell 3000 Index is composed of the 3000 largest U.S. companies by market capitalization representing approximately 98% of the U.S. equity market.

The NASDAQ  Composite  Index is an unmanaged index of common stocks of companies
traded   over-the-counter  and  offered  through  the  National  Association  of
Securities Dealers Automated Quotations ("NASDAQ") system.

The MSCI EAFE Index is a Morgan Stanley index that includes stocks traded on 16 exchanges in Europe, Australia and the Far East.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of September 29, 2000, Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc., P.O. Box 671, Pasadena, California owned of record 32.2% of the outstanding Class A shares of the Equity Fund. Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc. may be deemed to control the Class A shares of the Equity Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of the class as of such date. As of September 29, 2000, Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio owned of record 28.0% of the outstanding Class A shares of the Emerging Growth Fund, 64.6% of the outstanding Class C shares of the Emerging Growth Fund, 57.3% of the outstanding Class A shares of the International Equity Fund, 79.4% of the outstanding Class C shares of the International Equity Fund, 85.2% of the outstanding Class A shares of the Value Plus Fund, 24.4% of the outstanding Class C shares of the Value Plus Fund and 98.2% of the outstanding Class A shares of the Enhanced 30 Fund. The Western-Southern Life Assurance Company may be deemed to control the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of each Fund (or class) as of such date. As of September 29, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.1% of the outstanding Class A shares and 27.1% of the outstanding Class C shares of the Utility Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated may be deemed to control the Class C shares of the Utility Fund by virtue of the fact that it owned of record more than 25% of the outstanding shares of the class as of such date. As of September 29, 2000, Louis Schwieterman and Tamara Schwieterman, JT. WROS, 4168 Harrison Road, Celina, Ohio owned of record 43.8% of the outstanding Class C shares of the Enhanced 30 Fund. Louis Schwieterman and Tamara Schwieterman may be deemed to control the Class C shares of the Enhanced 30 Fund by virtue of the fact that they owned of record more than 25% of the outstanding shares of the class as of such date.

As of September 29, 2000, Band & Co. c/o Firstar Bank, P.O. Box 1787, Milwaukee, Wisconsin owned of record 5.5% of the outstanding Class A shares of the Growth/Value Fund; Scudder Trust Company FBO 063007, Attention Asset Reconciliation, P.O. Box 957, Salem, New Hampshire owned of record

6.2% of the outstanding Class A shares of the Growth/Value Fund and 22.8% of the outstanding Class A shares of the Aggressive Growth Fund; Charles Schwab & Co., Inc. Mutual Funds Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, California owned of record 15.3% of the outstanding Class A shares of the Growth/Value Fund and 13.6% of the outstanding Class A shares of the Aggressive Growth Fund; National Investor Services, FBO 624-00024-17, 55 Water Street, 32nd Floor, New York, New York owned of record 5.4% of the outstanding Class A shares of the Aggressive Growth Fund; Raymond James Financial Services, Inc. For Account of Nancy Schechterle, 14 Rice Drive, Wilbraham, Massachusetts owned of record 10.1% of the outstanding Class C shares of the Aggressive Growth Fund; Amalgamated Bank of New York, TWU-NYC PVT BL Pension Fund, Amivest Corp. DIM, P.O. Box 370, New York, New York owned of record 12.4% of the outstanding Class A shares of the Equity Fund and 10.7% of the outstanding Class A shares of the Aggressive Growth
Fund; Clifford G. Neill Trust/Clifford G. Neill, DDS P.C. Profit Sharing Plan, 307 S. University, Carbondale, Illinois owned of record 10.3% of the outstanding Class C shares of the Equity Fund; Highlands Company of Delaware, c/o Karen L. Clark, Smith Pought Bunker & Hume PC, 2301 Mitchell Park Drive, Petoskey, Michigan owned of record 11.4% of the outstanding Class A shares of the Emerging Growth Fund; The Fifth Third Bank, Agent for the Columbus Life Insurance Agents Non-Qualified Deferred Compensation Plan, P.O. Box 630074, Cincinnati, Ohio owned of record 8.8% of the outstanding Class A shares of the Emerging Growth Fund and 6.2% of the outstanding Class A shares of the International Equity Fund; NFSC FEBO #TRG-011630, NFSC/FMTC IRA Rollover, FBO Richard Gum, 210 Gull Road, Ocean City, New Jersey owned of record 6.7% of the outstanding Class C
shares of the Value Plus Fund;  Dr.  Gretchen  Foust,   Road  3  Box  604A,
Hollidaysburg, Pennsylvania owned of record 10.2% of the outstanding Class C shares of the Enhanced 30 Fund; Frank James, 6204 23rd Avenue, Brooklyn, New York owned of record 14.4% of the outstanding Class C shares of the Enhanced 30 Fund; Dr. Dane Foust, Road 3 Box 604A, Hollidaysburg, Pennsylvania owned of record 8.9% of the outstanding Class C shares of the Enhanced 30 Fund and Rance Harmon, 853 Halfmoon Street, Bellefonte, Pennsylvania owned of record 21.46% of the outstanding Class C shares of the Enhanced 30 Fund.

As of September 29, 2000, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIANS
----------

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts is the Custodian for the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, is the Custodian for the Utility Fund, the Equity Fund and the Enhanced 30 Fund. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio is the Custodian for the Growth/Value Fund and the Aggressive Growth Fund. Each Custodian acts as its Fund's depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, the Custodians receive from the Funds a base fee equal to a percentage of that Fund's net assets plus a charge for each securities transaction, subject to a minimum annual fee.

AUDITORS
--------

The firm of Ernst & Young LLP has been selected as independent auditors for the Utility Fund, the Equity Fund, the Growth/Value Fund, the Aggressive Growth Fund and the Enhanced 30 Fund for its fiscal year ending March 31, 2001. Ernst & Young LLP has also been selected as independent auditors for the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund for its fiscal year ending December 31, 2000. Ernst & Young LLP will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENTS
----------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated is an affiliate of the Advisor by reason of common ownership. Integrated receives a fee for its services as transfer agent payable monthly at an annual rate of $17 per account from each Fund; provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

ACCOUNTING AND PRICING AGENT. Investors Bank & Trust Company provides accounting and pricing services to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. Integrated provides accounting and pricing services to the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. These services include calculating daily net asset value per share and maintaining all necessary books and records for the Funds. Integrated receives an accounting and pricing fee from each of the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund in accordance with the following schedule:

              Asset Size of Fund                         Monthly Fee
          --------------------------                     -----------
          $         0 - $ 50,000,000                       $3,000
           50,000,000 -  100,000,000                        3,500
          100,000,000 -  200,000,000                        4,000
          200,000,000 -  300,000,000                        4,500
                 Over    300,000,000                        5,500*

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million. In addition, the Funds pay all costs of external pricing services.

ADMINISTRATIVE AGENT. Investors Bank & Trust Company provides administrative services to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. Integrated provides administrative services to the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. These administrative services include supplying non-investment related statistical and research data, internal regulatory compliance services, executive and administrative services, supervising the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of administrative services, Integrated receives a fee from the Advisor. The Advisor is solely responsible for the payment of these administrative fees and Integrated has agreed to seek payment of these fees solely from the Advisor.

SERVICE FEES PAID BY THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND. Set forth below are the custody, administration and fund accounting fees paid during the fiscal periods ended December 31:

                              1999       1998       1997
Emerging Growth Fund        $ 87,024   $ 24,725   $ 15,324
International Equity Fund   $168,151   $ 30,559   $ 16,990
Value Plus Fund             $ 89,091   $ 16,667         --

ANNUAL REPORT
-------------

The financial statements as of December 31, 1999 for the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund appear in the annual report for Touchstone Series Trust which is attached to this Statement of Additional Information. Such financial statements were audited by Ernst & Young LLP. The annual report also contains information on the Income Opportunity Fund, the Balanced Fund and the Standby Income Fund which have terminated operations. The annual report also contains information about the Growth & Income Fund which merged into the Value Plus Fund and information about the Bond Fund which reorganized as a series of Touchstone Investment Trust.

The financial statements as of March 31, 2000 for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund appear in the Trust's annual report which is attached to this Statement of Additional Information. The Trust's annual report was audited by Ernst & Young LLP.

o    Emerging Growth

o    International Equity                                        Annual Report

o    Income Opportunity                                        December 31, 1999

o    Value Plus

o    Growth & Income

o    Balanced

o    Bond

o    Standby Income

                                   TOUCHSTONE

                                     FAMILY

                                       OF

                                      FUNDS

Annual Report
December 31, 1999

o Emerging Growth
o International Equity
o Income Opportunity
o Value Plus
o Growth & Income
o Balanced
o Bond
o Standby Income

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE EMERGING GROWTH FUND

During the annual period ended December 31, 1999, several factors affected the Touchstone Emerging Growth Fund. After experiencing a difficult period during the third quarter of 1999, the equity markets surged in the fourth quarter to finish the year very strongly. In fact, small cap stocks led the surge, increasing their value by 18% (as measured by the Russell 2000 Index) during the fourth quarter, eclipsing the performance of large cap stocks (as measured by the S&P 500 Index) which were up 15%. Indeed, 1999 marked the first full calendar year that the Russell 2000, the benchmark of the Emerging Growth Fund, outperformed the S&P 500 since 1993, albeit by a very narrow margin (21.3% for the Russell 2000 versus 21.0% for the S&P 500). The Emerging Growth Fund had a 37.5% return in 1999.

As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and an overweight position in technology, telecommunications and select health care stocks drove performance in 1999. The growth-style portion of the portfolio was underweight in the consumer and financial sectors as many companies in those sectors did not meet the Westfield's minimum earnings growth criteria.

Though the strict valuation discipline eliminated the traditional internet and dot.com companies, the portfolio invested heavily in internet infrastructure stocks. Westfield views business-to-business e-commerce as an attractive sector with outstanding growth prospects. Traditional businesses are developing e-business models and Westfield invested in chip, software, telecommunication and wireless stocks to take advantage of this major shift. In health care, Westfield focused on a select group of outstanding companies in medical devices, biotechnology and genomics.

The value-style manager of the Fund, David L. Babson & Company, reported that 1999 was a very difficult year for those small cap managers with a value discipline. For all of 1999, the Russell 2000 Growth Index was up a very impressive 43%, while the Russell 2000 Value Index was down nearly 2% -- the widest differential in performance ever.

The Value portion of the Touchstone Emerging Growth Fund was hurt by increased weightings in the Materials & Processing and Financial Services sectors - two of the worst performing sectors in the Russell 2000, due to investors' concerns of rising interest rates.

Nevertheless, the Fund did benefit from several investments that delivered strong performance during the year. CommScope, the global leader in manufacturing coaxial cable, saw its stock increase 150% during 1999, and nearly four-fold from our original investment a couple of years ago due to excitement surrounding increased spending by AT&T and other cable companies to upgrade their cable services. Nabors Industries, the leading operator of oil rigs in North America, saw its stock increase 129% during the year due to increased drilling activity by its customers seeking to capitalize on the recent improvements in oil prices. Finally, Scitex, a leading maker of printing equipment, saw its stock increase 43% during the second half of 1999 (+24% for the full year), as the gradual global economic recovery is encouraging the company's overseas customers to begin ordering new equipment again.

While 1999 was a challenging year for the value side of the small cap market, the Touchstone Emerging Growth Fund delivered superior results, demonstrating once again the benefits of having both a value and growth discipline in one fund. Babson and Westfield look forward to continuing to deliver strong performance.

4

  EMERGING GROWTH FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                    Touchstone
                    Emerging              Russell 2000
                    Growth                Index                 CDA/Wiesenberger
                    Fund A                (Major Index)         Small Cap - MF
--------------------------------------------------------------------------------
9/94                9425                  10000                 10000
12/94               9681                  9813                  9950
3/95                10093                 10265                 10512
6/95                10735                 11227                 11450
9/95                11733                 12336                 12785
12/95               11865                 12603                 13072
3/96                12391                 13246                 13917
6/96                12947                 13909                 15025
9/96                12599                 13956                 15319
12/96               13119                 14682                 15758
3/97                12585                 13923                 14745
6/97                14811                 16180                 17262
9/97                17253                 18588                 20184
12/97               17343                 17965                 19162
3/98                18946                 19772                 21254
6/98                18232                 18850                 20421
9/98                14714                 15053                 16072
12/98               17803                 17508                 19081
3/99                17285                 16558                 17905
6/99                20485                 19132                 20706
9/99                20471                 17923                 20121
12/99               25966                 21172                 24981

Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
37.5%             20.4%                 20.0%


Cumulative Total Return

Since Inception
10/3/94
159.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone
                Emerging               Russell 2000
                Growth                 Index                   CDA/Wiesenberger
                Fund C                 (Major Index)           Small Cap - MF
--------------------------------------------------------------------------------
1/99            10000                  10000                   10000
3/99            9701                   9457                    9384
6/99            11472                  10928                   10852
9/99            11442                  10237                   10545
12/99           14486                  12093                   13092


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
44.9%             44.9%

Cumulative Total Return

Since Inception
1/1/99
44.9%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

5

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.2%
  AUTOMOTIVE - 0.5%
    9,700  Exide                            $    80,631
--------------------------------------------------------
  BANKING - 1.3%
    6,000  Dime Bancorp                          90,750
    6,200  Golden State Bancorp*                106,950
--------------------------------------------------------
                                                197,700
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   14,400  DiMon                                 46,800
    5,200  Ralcorp Holdings*                    103,675
   12,100  Vlasic Foods International*           68,819
--------------------------------------------------------
                                                219,294
--------------------------------------------------------
  BUILDING MATERIALS - 1.6%
   12,100  Dal-Tile International*              122,513
    2,600  Martin Marietta Materials            106,600
--------------------------------------------------------
                                                229,113
--------------------------------------------------------
  COMMERCIAL SERVICES - 18.1%
    9,700  Administaff *                        293,425
   10,800  Applied Analytical Industries*        98,550
    4,700  A.C. Nielson*                        115,738
    6,000  Career Education*                    230,250
    3,900  CDI*                                  94,088
    8,000  DeVry*                               149,000
    8,850  Diamond Technology Partners*         760,541
    4,500  Forrester Research*                  309,938
    2,400  PerkinElmer                          100,050
    9,700  Safety-Kleen*                        109,731
   12,000  Stericycle*                          225,750
    8,100  Unova*                               105,300
    5,400  Wallace Computer Services             89,775
--------------------------------------------------------
                                              2,682,136
--------------------------------------------------------
  COMMUNICATIONS - 12.2%
   11,600  Advanced Fibre Communications*       518,375
    8,000  AudioCodes*                          736,000
    3,200  Ditech Communications*               299,200
    4,000  Powerwave Technologies*              233,500
--------------------------------------------------------
                                              1,787,075
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 11.7%
    8,500  CBT Group, ADR*                      284,750
   11,200  Mail.com*                            210,000
   12,600  Natural MicroSystems*                589,838
   10,300  Perot Systems, Class A*              195,700
    4,300  Policy Management System*            109,919
    9,000  Scientific Learning*                 328,500
--------------------------------------------------------
                                              1,718,707
--------------------------------------------------------
  COMPUTERS & INFORMATION - 1.4%
    5,400  Gerber Scientific                    118,463
    5,600  Scitex*                               81,550
--------------------------------------------------------
                                                200,013
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
    9,100  Magnetek*                             69,956
    4,000  Ucar International*                   71,250
--------------------------------------------------------
                                                141,206
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 1.1%
    4,100  Dionex*                          $   168,869
--------------------------------------------------------
  ENTERTAINMENT & LEISURE - 2.2%
    7,000  Cinar, Class B*                      171,500
    4,350  SFX Entertainment, Class A*          157,416
--------------------------------------------------------
                                                328,916
--------------------------------------------------------
  FINANCIAL SERVICES - 1.2%
   10,200  First Sierra Financial*              174,675
--------------------------------------------------------
  FOOD RETAILERS - 0.7%
    7,000  Pantry (The)*                         98,875
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.4%
    5,000  Syncor International*                145,625
    9,800  Total Renal Care Holdings*            65,538
--------------------------------------------------------
                                                211,163
--------------------------------------------------------
  HEAVY CONSTRUCTION - 0.6%
    9,300  Foster Wheeler                        82,538
--------------------------------------------------------
  HEAVY MACHINERY - 2.7%
    8,900  Helix Technology                     398,831
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
    2,000  LA-Z-Boy Chair                        33,625
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.6%
    3,300  Snap-on                               87,656
--------------------------------------------------------
  INSURANCE - 1.6%
    8,800  HCC Insurance Holdings               116,050
    3,400  HSB Group                            114,963
--------------------------------------------------------
                                                231,013
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.6%
    8,000  American Tower Systems, Class A*     244,500
    2,800  Central Newspapers, Class A          110,250
    8,400  Hollinger International              108,675
   13,500  Information Holdings*                392,344
    3,600  Lee Enterprises                      114,975
--------------------------------------------------------
                                                970,744
--------------------------------------------------------
  MEDICAL SUPPLIES - 4.2%
    3,200  Arthocare*                           195,200
    5,500  Novoste*                              90,750
    3,000  Roper Industries                     113,438
    9,600  Varian*                              216,000
--------------------------------------------------------
                                                615,388
--------------------------------------------------------
  METALS - 2.0%
    4,100  Belden                                86,100
    3,400  Harsco                               107,950
    5,500  Ryerson Tull                         106,906
--------------------------------------------------------
                                                300,956
--------------------------------------------------------
  OIL & GAS - 7.0%
    2,700  Equitable Resources                   90,113
    3,306  Friede Goldman Halter*                22,935
    6,900  Hanover Compressor*                  260,475
    7,100  Helmerich & Payne                    154,869
    3,700  Nabors Industries*                   114,469
   15,400  Santa Fe Snyder*                     123,200
    9,500  Stolt Comex Seaway*                  105,094
   22,400  Energy Services*                     151,200
--------------------------------------------------------
                                              1,022,355
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

6

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS CONTINUED


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  PHARMACEUTICALS - 9.1%
    6,200  Albany Molecular Research*       $   189,100
   10,200  ILEX Oncology*                       246,075
    4,000  Millennium Pharmaceuticals*          488,000
   11,200  Taro Pharmaceutical Industries*      162,400
   13,300  Titan Pharmaceuticals*               252,700
--------------------------------------------------------
                                              1,338,275
--------------------------------------------------------
  REAL ESTATE - 0.6%
    4,000  Prentiss Properties Trust, REIT       84,000
--------------------------------------------------------
  RETAILERS - 3.0%
    7,300  Enesco Group                          80,756
   10,000  Tweeter Home Entertainment Group*    355,000
--------------------------------------------------------
                                                435,756
--------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 1.7%
    5,439  Albany International                  84,299
   10,000  Stride Rite                           65,000
    8,200  Unifi*                               100,963
--------------------------------------------------------
                                                250,262
--------------------------------------------------------
  TRANSPORTATION - 1.4%
    9,400  Fritz Companies*                      98,700
    6,400  Yellow*                              107,600
--------------------------------------------------------
                                                206,300
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,753,698)                          $14,296,072
--------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  BANKING - 0.0%
    2,200  Golden State Bancorp*            $     1,925
--------------------------------------------------------
TOTAL WARRANTS
(COST $9,438)                               $     1,925
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.2%
(COST $10,763,136) (A)                      $14,297,997
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.8%                      409,704
--------------------------------------------------------
NET ASSETS - 100.0%                         $14,707,701
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $10,764,988 resulting in gross unrealized appreciation and depreciation of $4,889,804 and $1,356,795, respectively, and net unrealized appreciation of $3,533,009.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

7

  INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INTERNATIONAL EQUITY FUND

The Touchstone International Equity Fund portfolio finished the year well ahead of its benchmark, the MSCI EAFE Index. While the MSCI EAFE Index ended 1999 with a 27.3% return, the International Equity Fund had a 31.4% return. According to the manager of the Touchstone International Equity Fund, Credit Suisse Asset Management, performance lagged in the first quarter because the Fund was underweight in Japan and the manager was too defensive in investing in European and Japanese stocks. Performance was strong in the second half of the year due to the positive impact of regional allocations and stock selections.

In Japan, the economic recovery appeared to gather momentum in the second half of 1999 and corporate restructuring activity remained strong. During this period, Credit Suisse moved from a benchmark neutral weight to overweight. The most prominent Japanese sector overweights were in consumer finance and telecommunications as well as an exposure to smaller companies in consumer and technology related businesses. These decisions helped performance.

In Continental Europe, Credit Suisse moved from a slight underweight to an over weight position during the fourth quarter in the midst of a favorable economic environment, strong mergers and acquisition activity and a benign inflation outlook. The Fund's overweights in Finland and France proved especially beneficial due to large holdings in technology/telecommunications names like Nokia and ST Microelectronics.

Elsewhere, regional allocations and stock selection also boosted performance. The Fund was underweight in the U.K. because Credit Suisse believed there was a likelihood of further rate increases by the Bank of England. This underweight had a positive impact on performance as did stock selection in the U.K. which emphasized companies such as GEC Marconi, an old defense company in the process of reinventing itself as a telecommunications equipment manufacturer, and BP Amoco, the global oil and gas giant.

Finally, the Fund's modest allocation to the Emerging Markets also had a positive impact on performance; particularly in Brazil, Mexico, Korea, and Taiwan -- those countries poised to benefit most from a pick-up in global growth and rebound in commodity prices.

8

  INTERNATIONAL EQUITY FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                 Touchstone                  MSCI               CDA/Wiesenberger
                 International               EAFE               Non-US
                 Equity Fund A               Index              Equity - MF
--------------------------------------------------------------------------------
9/94             9425                        10000              10000
12/94            8596                        9905               9452
3/95             8256                        10097              9153
6/95             8615                        10178              9585
9/95             9001                        10611              10007
12/95            9050                        11049              10114
3/96             9598                        11377              10648
6/96             9806                        11565              11047
9/96             9731                        11559              10952
12/96            10101                       11752              11317
3/97             10253                       11576              11455
6/97             11479                       13087              12691
9/97             12011                       13003              12549
12/97            11674                       11994              11089
3/98             13638                       13767              12443
6/98             14375                       13923              11847
9/98             12411                       11952              10061
12/98            14002                       14432              11763
3/99             13763                       14643              12085
6/99             14241                       15025              13358
9/99             15088                       15695              13705
12/99            19532                       18372              17396


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
31.4%             16.4%                 13.6%


Cumulative Total Return

Since Inception
10/3/94
95.3%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

GROWTH OF A $10,000 INVESTMENT - Class C Shares

               Touchstone              MSCI                   CDA/Wiesenberger
               International           EAFE                   Non-US
               Equity Fund A           Index                  Equity - MF
------------------------------------------------------------------------------
1/99           10000                   10000                  10000
3/99           9808                    10146                  10273
6/99           10136                   10411                  11355
9/99           10711                   10875                  11651
12/99          13844                   12730                  14788


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
38.4%             38.4%


Cumulative Total Return

Since Inception
1/1/99
38.4%


Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

9

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.2%
  AUSTRALIA - 0.0%
       60  Southcorp                        $       211
-------------------------------------------------------
  BRAZIL - 1.6%
    1,700  Petroleo Brasileiro, ADR              43,602
    1,584  Telecomunicacoes Brasileiras
           (Telebras), ADR                      203,544
-------------------------------------------------------
                                                247,146
-------------------------------------------------------
  CHINA - 0.3%
      525  China Steel, 144A, ADR                 7,770
    4,400  China Telecom*                        27,509
      100  China Telecom, ADR*                   12,856
-------------------------------------------------------
                                                 48,135
-------------------------------------------------------
  FINLAND - 3.8%
    2,545  Nokia Oyj                            461,834
    3,113  UPM-Kymmene                          125,535
-------------------------------------------------------
                                                587,369
-------------------------------------------------------
  FRANCE - 13.4%
    1,037  Alcatel Alsthom                      238,363
    2,439  Alstom                                81,389
        5  Aventis                                  291
    1,216  AXA                                  169,666
    2,412  Banque Nationale de Paris            222,740
    1,089  Carrefour Supermarche                201,021
    3,651  Credit Lyonnais*                     167,106
      573  Groupe Danone                        135,175
      661  Pinault-Printemps-Redoute            174,593
    2,458  Renault                              118,599
    1,800  Scor                                  79,483
    2,202  Total Fina, Class B                  294,143
    2,125  Vivendi                              192,059
-------------------------------------------------------
                                              2,074,628
-------------------------------------------------------
  GERMANY - 11.1%
      504  Allianz Holdings                     169,454
    2,244  BASF                                 115,377
    3,611  Deutsche Bank                        305,250
    1,667  Dresdner Bank                         90,500
    1,767  Mannesmann                           426,646
      569  Muenchener
           Rueckversicherungs-Gasellschaft      144,442
    2,364  Preussag                             131,795
      213  SAP                                  104,147
    1,154  Siemens                              146,938
    1,791  Veba                                  87,120
-------------------------------------------------------
                                              1,721,669
-------------------------------------------------------
  GREAT BRITAIN - 9.5%
   22,984  BP Amoco                             231,661
    4,566  British Aerospace                     30,014
    5,990  British Telecommunications           143,351
    5,113  Glaxo Wellcome                       145,011
   11,460  J Sainsbury                           65,707
   17,600  Legal & General Group                 47,936
    8,880  Lloyds TSB Group                     110,291
   10,650  Marconi                              188,942
    4,330  Peninsular and Oriental
           Steam Navigation                      72,206
    4,020  Reuters Group                         55,837

                                                 Value
   Shares                                      (Note 1)

  GREAT BRITAIN - CONTINUED
    7,100  Shell Transport & Trading        $    59,200
   11,013  SmithKline Beecham                   140,340
    2,238  South African Breweries               22,780
        1  Unilever                                   7
   33,740  Vodafone Group                       166,222
-------------------------------------------------------
                                              1,479,505
-------------------------------------------------------
  GREECE - 0.2%
      141  Alpha Credit Bank                     11,050
      140  Intracom                               6,414
      600  National Bank of Greece, GDR           8,438
-------------------------------------------------------
                                                 25,902
-------------------------------------------------------
  HONG KONG - 0.0%
       53  Hang Seng Bank                           605
-------------------------------------------------------
  INDIA - 0.4%
      700  Larsen & Toubro, GDR                  23,275
    1,400  State Bank of India, GDR              14,461
    1,000  Videsh Sanchar Nigam, GDR             20,785
-------------------------------------------------------
                                                 58,521
-------------------------------------------------------
  ITALY - 4.0%
    4,233  Assicurazione Generali               140,571
    7,610  Concessioni e Costruzioni
           Autostrade*                           51,801
   21,403  ENI                                  117,446
    7,503  Istituto Bancario
           San Paolo di Torino                  101,768
   23,500  Istituto Nazionale
           delle Assicurazioni                   62,593
   39,197  Tecnost*                             147,871
-------------------------------------------------------
                                                622,050
-------------------------------------------------------
  JAPAN - 34.1%
      300  Advantest                             79,233
    2,000  Alps Electric                         30,500
    6,600  Bank of Tokyo                         91,934
    1,000  Bridgestone                           22,009
    1,000  Canon                                 39,714
    4,000  Daikin Industries                     54,387
    6,000  Daiwa Securities                      93,847
      200  Don Quijote                           31,302
    1,200  Fanuc                                152,714
   10,000  Fuji Bank Limited (The)               97,134
      620  Fuji Soft ABC                         48,518
        4  Fuji Television Network               54,778
    1,000  Fujisawa Pharmaceutical               24,259
    2,000  Fujitsu                               91,167
    4,000  Fukuyama Transporting                 28,759
    3,600  Hitachi Credit                        73,071
    1,000  Hitachi Maxell                        29,443
    3,000  House Foods                           45,486
    3,000  Industrial Bank of Japan              28,905
    1,400  ITO Yokado                           152,010
    3,000  Kaneka                                38,355
    2,000  Kao                                   57,028
    1,000  Kirin Brewery                         10,516
   20,000  Kubota                                76,494
    1,600  Kyocera                              414,751
    3,000  Matsushita Electric                   83,048
    3,000  Minebea                               51,443

The accompanying notes are an integral part of the financial statements.

10

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  JAPAN - CONTINUED
    7,000  Mitsubishi                       $    54,025
    8,900  Mitsui Chemicals                      71,649
    1,000  Mitsumi Electric                      31,302
    2,000  Mori Seiki                            26,802
    3,000  NEC                                   71,457
      100  NIDEC                                 29,248
    3,000  Nikko Securities Co. (The)            37,944
      500  Nintendo                              82,314
    3,000  Nippon Meat Packers                   38,883
       17  Nippon Telegraph & Telephone         291,010
    3,000  Nomura Securities                     54,143
        4  NTT Data                              91,950
        2  NTT Mobile Communication
           Network                               76,885
      700  Orix                                 157,625
      300  Rohm Company                         123,251
   17,000  Sakura Bank                           98,445
    5,000  Sanwa Bank (The)                      60,794
    1,000  Secom                                110,046
    4,000  Sekisui House                         35,410
    1,000  Seven-Eleven Japan                   158,466
    2,000  Sharp                                 51,159
    2,000  Shin-Etsu Chemical                    86,080
       73  Softbank                              69,837
      875  Sony                                 259,342
    3,000  Sumitomo Bank                         41,054
    8,000  Sumitomo Chemical                     37,562
    4,000  Sumitomo Marine & Fire
           Insurance Co. (The)                   24,650
    7,000  Sumitomo Realty & Development         23,281
   10,000  Sumitomo Trust & Banking              67,495
    1,000  Taisho Pharmaceutical                 29,346
    1,000  Taiyo Yuden                           59,278
    1,000  Takeda Chemical Industries            49,398
      500  TDK                                   69,011
    4,000  Tokyo Broadcasting System            135,381
    1,000  Tokyo Electron                       136,946
    2,000  Tostem                                35,899
    5,000  Toyota Motor                         242,101
      500  WORLD                                 61,137
    1,000  Yamanouchi Pharmaceutical             34,921
    2,000  Yamato Transport                      77,472
-------------------------------------------------------
                                              5,293,804
-------------------------------------------------------
  MEXICO - 0.9%
      830  Cemex SA de CV, ADR*                  23,136
      400  Grupo Televisa, GDR*                  27,300
      850  Telefonos de Mexico, Class L, ADR     95,625
-------------------------------------------------------
                                                146,061
-------------------------------------------------------
  NETHERLANDS - 7.3%
    1,821  Akzo Nobel                            91,425
    1,402  Equant*                              159,293
    2,595  Fortis                                93,527
    2,950  ING Groep                            178,264


                                                 Value
   Shares                                      (Note 1)

  NETHERLANDS - CONTINUED
    1,684  Koninklijke (Royal)
           Philips Electronics              $   229,193
    1,928  STMicroelectronics                   296,999
    1,580  Verenigde Nederlandse                 83,116
-------------------------------------------------------
                                              1,131,817
-------------------------------------------------------
  PORTUGAL - 1.2%
   16,560  Portugal Telecom                     181,808
      134  PT Multimedia - Servicos de
           Telecomunicaceous e Multimedia
           SGPS*                                  7,629
-------------------------------------------------------
                                                189,437
-------------------------------------------------------
  SOUTH AFRICA - 0.1%
    4,200  Standard Bank Investment Corp.        17,449
-------------------------------------------------------
  SOUTH KOREA - 0.8%
    2,100  Korea Electric Power, ADR             35,175
      700  Korea Telecom, ADR                    52,325
      657  Pohang Iron & Steel                   22,995
       74  Samsung Electronics, 144A, GDR         9,047
-------------------------------------------------------
                                                119,542
-------------------------------------------------------
  SPAIN - 3.2%
   11,070  Banco Santander Central Hispano      125,441
   14,554  Telefonica                           363,881
-------------------------------------------------------
                                                489,322
-------------------------------------------------------
  SWEDEN - 1.4%
    2,486  Ericsson                             160,113
    2,048  Skandia Forsakrings                   61,973
-------------------------------------------------------
                                                222,086
-------------------------------------------------------
  SWITZERLAND - 4.3%
      873  ABB                                  106,828
       88  Novartis                             129,277
       14  Roche Holding                        166,258
      518  Union Bank of Switzerland            139,956
      223  Zurich Allied                        127,228
-------------------------------------------------------
                                                669,547
-------------------------------------------------------
  TAIWAN - 0.6%
    2,164  Taiwan Semiconductor
           Manufacturing, ADR                    97,380
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,645,725)                          $15,242,186
-------------------------------------------------------
INVESTMENT TRUST - 0.2%
  TAIWAN - 0.2%
      190  Morgan Stanley Taiwan OPALS,
           Series B, 144A (b)                    27,509
-------------------------------------------------------
TOTAL INVESTMENT TRUST
(COST $23,708)                              $    27,509
-------------------------------------------------------
PREFERRED STOCKS - 0.8%
  GERMANY - 0.8%
      202  SAP                                  121,780
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $84,148)                              $   121,780
-------------------------------------------------------
WARRANTS - 0.0%
  FRANCE - 0.0%
      390  Banque Nationale de Paris              1,801
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     1,801
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

11

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal                Interest Maturity     Value
   Amount                    Rate     Date     (Note 1)

CORPORATE BONDS - 0.0%
  GREAT BRITAIN - 0.0%
$   1,442  British Aerospace 7.45% 11/30/03 $        23
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $32)                                  $        23
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 99.2%
(COST $11,753,613) (A)                      $15,393,299
CASH AND OTHER ASSETS
NET OF LIABILITIES -  0.8%                      124,868
-------------------------------------------------------
NET ASSETS - 100.0%                         $15,518,167
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $11,837,296, resulting in gross unrealized appreciation and depreciation of $3,925,294 and $369,291, respectively, and net unrealized appreciation of $3,556,003.
(b)  Board valued security
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $44,326, or 0.3% of net assets.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
OPALS - Optimised Portfolios As Listed Securities


Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 1999 was as follows:

  Industry                                       Percentage
   Sector                                        Net Assets

Banking                                              12.77%
Communications                                        9.60%
Electronics                                           8.58%
Telephone Systems                                     8.31%
Electrical Equipment                                  7.88%
Insurance                                             5.41%
Heavy Machinery                                       5.14%
Oil & Gas                                             4.81%
Pharmaceuticals                                       4.63%
Retailers                                             4.62%
Commercial Services                                   4.45%
Financial Services                                    3.60%
Chemicals                                             3.35%
Computer Software & Processing                        2.46%
Transportation                                        2.33%
Automotive                                            2.32%
Media - Broadcasting & Publishing                     1.94%
Beverages, Food & Tobacco                             1.63%
Multiple Utilities                                    1.47%
Forest Products & Paper                               0.81%
Entertainment & Leisure                               0.53%
Metals                                                0.43%
Food Retailers                                        0.42%
Textiles, Clothing & Fabrics                          0.39%
Construction                                          0.23%
Electric Utilities                                    0.23%
Aerospace & Defense                                   0.19%
Computers & Information                               0.19%
Miscellaneous                                         0.18%
Real Estate                                           0.15%
Building Materials                                    0.15%
Containers & Packaging                                0.00%
Other assets in excess of liabilities                 0.80%
-----------------------------------------------------------
                                                    100.00%
-----------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

12

  INCOME OPPORTUNITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE INCOME OPPORTUNITY FUND

For the twelve months ended December 31, 1999, the Touchstone Income Opportunity Fund underperformed the index. The Fund's benchmark was the Lehman Brothers Corporate Bond Index, which produced a return of (2.1%). The Income Opportunity Fund had a (3.6%) return in 1999.

Emerging assets, however, closed the year on a very strong note with the JP Morgan Emerging Market Bond Plus Mutual Fund Index returning 5.41% in December, bringing the year-to-date gain to 25.97%. At the end of the year, the emerging market percentage was 40% of the Fund. The manager of the Touchstone Income Opportunity Fund, Alliance Capital Management, moved the emphasis of the portfolio in 1999 from corporate assets to sovereign debt because they believe that sovereign debt will outperform corporate debt due to its greater liquidity. During the second half of the year, Alliance increased the weighting in Russia by about 1.25%, which proved to be positive for the Fund. Russian debt was the outperforming asset for both the month of December and the year, returning 14.84% and 165.70% respectively. The Income Opportunity Fund also continued to hold a large position in Mexico, which was upgraded this year by Moody's to Ba1, one notch below investment grade, and performed well, returning 15.30% for the year.

Alliance reduced the position in emerging market corporates from about 10% to roughly 5.7%. Two defaulted positions, FSW International and NTS Steel, were sold. During the second half of the year, Alliance also elected to sell the position in Paging Network Brazil. The company, located in Brazil, had been negatively impacted by the devaluation of the Brazilian currency and the decreasing demand for paging services due to the popularity of cellular phones.

The high yield market is completing its second straight year of low single-digit returns. The Merrill Lynch High Yield Index returned 1.573% for the year. This is the first occurrence in the history of the high yield market of sub-coupon returns in a non-recessionary economic environment. Alliance believes this poor performance is a function of significant spread widening brought about by reduced liquidity following the global dislocation of 1998 (i.e., Asia, Russia, Brazil) and a persistently rising high yield default rate. According to Moody's, defaults are currently averaging about 6%. During the second half of the year, Alliance began to actively reduce exposure to possible problem/restructuring scenarios when credit fundamentals suggested that it was warranted and market prices repre sented fair value. Alliance elected to sell several assets including Aqua Chem, Eagle Geophysical, Orion Network and TVN Entertainment. These securities were sold due to credit concerns and Alliance's belief that the money could be invested in better performing assets. During the month of December, two other assets posted large price declines due to poor operating performance. These securities include Pen Tab and Republic Technologies. Pen Tab was downgraded in early December to Caa2 by Moody's due to their weaker than expected operating performance and heightened liquidity concerns. There has been little support from the underwriter and the bonds moved down in price from the mid 80s to $25.00.

Another security in the portfolio which posted a price decline was Republic Technologies. The company missed earnings expectations and the bonds rapidly declined in price from the low 90s to its year end price of $65.00.

Alliance has been in contact with both the company and sponsor, and continues to hold the security, believing it will improve.

13

  INCOME OPPORTUNITY FUND


In general for the high yield market, primary activity slowed during 1999 from 1998 levels, although $94.7 billion in new issues came to market. Media and telecommunications continued to be the dominant suppliers of new issuance, accounting for 69.6% ($12.1 billion of $17.4 billion issued) of the supply in the fourth quarter. One big change in the high yield market this year was the lack of demand from mutual funds, which saw redemptions for most of the year. This has left structured products, insurance, pension, and crossover accounts as the major participants in the market, which has in turn led to lower trading volumes and reduced demand for new issuance.



                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF

---------------------------------------------------------------------------------------------------------------------------
9/94            9525                        10000                         10000                        10000
12/94           8838                        10043                         9881                         9155
3/95            8357                        10638                         10316                        7945
6/95            9708                        11429                         10650                        9305
9/95            10334                       11699                         11180                        9834
12/95           10888                       12277                         11515                        10643
3/96            11474                       11960                         11811                        11072
6/96            12149                       12014                         12036                        12215
9/96            13125                       12254                         12582                        13736
12/96           13791                       12681                         13030                        14770
3/97            14037                       12553                         13103                        15060
6/97            14953                       13070                         13764                        16479
9/97            15718                       13582                         14483                        17368
12/97           15100                       13978                         14674                        16421
3/98            15843                       14193                         15263                        17217
6/98            15149                       14548                         15304                        15861
9/98            12650                       15077                         14209                        11357
12/98           13089                       15168                         14567                        12685
3/99            13126                       15028                         14926                        13268
6/99            13116                       14790                         14992                        14032
9/99            12915                       14846                         14753                        14069
12/99           13240                       14843                         15085                        15789


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.6%)            7.4%                  5.5%


Cumulative Total Return

Since Inception
10/3/94
32.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

14

  INCOME OPPORTUNITY FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares


                Touchstone                  Lehman Brothers
                Income                      Corporate                     CDA/Wiesenberger             CDA/Wiesenberger
                Opportunity                 Bond Index                    International                Corporate High Yield
                Fund A                      (Major Index)                 Bond Average - MF            Average - MF
---------------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10022                       9951                          10246                        10460
6/99            9993                        9794                          10292                        11062
9/99            9829                        9831                          10128                        11091
12/99           10049                       9829                          10356                        12447


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
0.5%              0.5%


Cumulative Total Return

Since Inception
1/1/99
0.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

15

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

CORPORATE BONDS - 60.4%
  AUTOMOTIVE - 5.9%
$250,000   Sonic Automotive,
           Series B         11.00% 08/01/08  $  247,500
 250,000   Tenneco
           Automotive,
           144A            11.625% 10/15/09     255,000
-------------------------------------------------------
                                                502,500
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.0%
 250,000   Building One
           Services         10.50% 05/01/09     240,000
 200,000   Dialog, Series A,
           Yankee Dollar    11.00% 11/15/07      96,000
-------------------------------------------------------
                                                336,000
-------------------------------------------------------
  COMMUNICATIONS - 14.7%
 250,000   Netia Holdings,
           Series B, 144A  13.125% 06/15/09     257,500
 250,000   Nextel
           Communications,
           144A             9.375% 11/15/09     245,000
 250,000   Northeast Optic
           Network          12.75% 08/15/08     267,500
 200,000   Turkcell, 144A   12.75% 08/01/05     207,250
           United Pan-Europe
           Communications,
           144A             11.25% 11/01/09     256,563
-------------------------------------------------------
                                              1,233,813
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.0%
 250,000   Bell Sports,
           Series B         11.00% 08/15/08     250,000
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
 250,000   LifePoint Hospitals
           Holdings,
           Series B         10.75% 05/15/09     258,750
-------------------------------------------------------
  HEAVY MACHINERY - 5.7%
 250,000   Generac Portable
           Products         11.25% 07/01/06     255,000
 250,000   Pentacon,
           Series B         12.25% 04/01/09     225,000
-------------------------------------------------------
                                                480,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.7%
 250,000   Pen-Tab Industries,
           Series B        10.875% 02/01/07      62,500
-------------------------------------------------------
  MEDICAL SUPPLIES - 3.7%
 300,000   Kelso & Company,
           144A             12.75% 10/01/09     310,500
-------------------------------------------------------
  METALS - 2.0%
 250,000   Republic Technologies
           International,
           144A             13.75% 07/15/09     165,000
-------------------------------------------------------

  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

  OIL & GAS - 6.1%
$250,000   EOTT Energy
           Partners         11.00% 10/01/09  $  258,750
 250,000   Western Gas
           Resources        10.00% 06/15/09     256,250
-------------------------------------------------------
                                                515,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 11.5%
  250,000  Exodus
           Communications,
           144A             10.75% 12/15/09     254,375
  200,000  Global Crossing
           Holdings, 144A   9.125% 11/15/06     197,750
 250,000   Metromedia
           Fiber Network    10.00% 12/15/09     256,250
 250,000   Worldwide
           Fiber, 144A      12.00% 08/01/09     257,500
-------------------------------------------------------
                                                965,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $5,351,893)                            $5,079,938
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 34.9%
  ARGENTINA - 1.9%
 176,000   Republic of
           Argentina,
           Brady Bond (b)   6.813% 03/31/05 $   159,157
-------------------------------------------------------
  BRAZIL - 5.8%
 300,000   Republic
           of Brazil       11.625% 04/15/04     300,000
 250,000   Republic of Brazil,
           Brady Bond (b)   6.938% 04/15/24     189,688
-------------------------------------------------------
                                                489,688
-------------------------------------------------------
  BULGARIA - 3.3%
 350,000   Government
           of Bulgaria,
           Brady Bond,
           IAB, PDI (b)      6.50% 07/28/11     276,063
-------------------------------------------------------
  COLOMBIA - 2.8%
 250,000   Republic of
           Colombia          9.75% 04/23/09     232,500
-------------------------------------------------------
  MEXICO - 6.2%
 500,000   United Mexican
           States          10.375% 02/17/09     532,498
-------------------------------------------------------
  MOROCCO - 2.7%
 250,000   Kingdom of
           Morocco,
           Series A (b)     6.844% 01/01/09     225,625
-------------------------------------------------------
  PERU - 1.8%
 250,000   Republic of Peru,
           Brady Bond,
           FLIRB (b)         3.75% 03/07/17     154,688
-------------------------------------------------------
  PHILIPPINE ISLANDS - 2.4%
 200,000   Republic of
           Philippines      9.875% 01/15/19     197,750
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

16

  INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal              Interest  Maturity      Value
   Amount                  Rate      Date      (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - CONTINUED
  RUSSIA - 2.8%
$400,000   Russian Federation,
           Euro-Dollar       8.75% 07/24/05  $  237,000
-------------------------------------------------------
  TURKEY - 3.2%
 250,000   Republic of
           Turkey          12.375% 06/15/09     268,125
-------------------------------------------------------
  VENEZUELA - 2.0%
 250,000   Venezuela         9.25% 09/15/27     165,000
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS
(COST $2,711,508)                            $2,938,094
-------------------------------------------------------

                                                 Value
    Units                                      (Notes 1)

WARRANTS - 0.1%
  COMMUNICATIONS - 0.0%
     400   Paging do Brazil,
           Class B, 144A*                    $        0
-------------------------------------------------------
  NIGERIA - 0.0%
     250   Central Bank of Nigeria*                   0
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.1%
   3,375   Conecel Holdings*                          0
     200   Primus Telecommunications*             5,000
-------------------------------------------------------
                                                  5,000
-------------------------------------------------------
TOTAL WARRANTS
(COST $0)                                    $    5,000
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.4%
(COST $8,063,401) (A)                        $8,023,032
CASH AND OTHER ASSETS
NET OF LIABILITIES -  4.6%                      383,116
-------------------------------------------------------
NET ASSETS - 100.0%                          $8,406,148
-------------------------------------------------------


Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $8,072,399, resulting in gross unrealized appreciation and depreciation of $355,986 and $405,353 respectively, and net unrealized depreciation of $49,367.
(b) Interest rate shown reflects current rate on instrument with variable or floating rates.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $2,406,438, or 28.6% of net assets.
Brady Bond - U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.
Euro-Dollar - Bonds issued offshore that pay interest and principal in U.S.
              dollars.
FLIRB - Front-Load Interest Reduction Bonds
IAB - Interest Arrears Bonds
PDI - Past Due Interest Bonds
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

17

  VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE VALUE PLUS FUND

Fort Washington Investment Advisors, the manager of the Touchstone Value Plus Fund, and a disciplined value manager, uses the S&P/Barra Value Index as their style benchmark. The S&P Barra Value Index had a 12.0% return in 1999, compared to 8.8% for the Value Plus Fund. Fort Washington states that they were in the top-performing quartile of large value equity managers for 1999.

The U.S. stock market finished 1999 with a flourish to record another big year. Despite the protestations of countless naysayers, stocks recorded their fifth straight year of twenty plus percent returns, as measured by the S&P 500 Index. Yet once again this performance was concentrated in a relative handful of large capitalization, mostly technology stocks. The market's "underbelly" is very soft; since April 1998, 70% of the roughly 6,000 U.S. common stocks are down in price. In fact, over one half of the stocks in the S&P 500 Index had a negative absolute return for 1999.

As most of the biggest gains in last year's stock market were in technology stocks, the Touchstone Value Plus Fund, due to its diversification, had returns less than those of the S&P 500 Index. Less than a quarter of the portfolio was invested in computer-related and electronics stocks, so the Fund wasn't as strongly impacted by the tremendous increase in technology stocks.

The best performing sectors in the portfolio for the last quarter were Consumer Staples and Communication Services. Leading the performance in these sectors were Sysco and Frontier Corp (now Global Crossings). Other notable performers in the quarter were Nortel Networks and Amgen. Consumer Cyclicals was the worst performing sector with Stewart Enterprises showing the worst underperformance.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund A                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
5/98            9525                        10000                         10000                        10000
6/98            9303                        10227                         9934                         9968
9/98            8134                        9210                          8651                         8853
12/98           9829                        11171                         10159                        10075
3/99            10208                       11571                         10449                        10073
6/99            11001                       12347                         11577                        10862
9/99            10046                       11538                         10509                        9771
12/99           11354                       13216                         11379                        10433


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          5/1/98
8.8%              7.9%


Cumulative Total Return

Since Inception
5/1/98
13.5%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

18

  VALUE PLUS FUND

GROWTH OF A $10,000 INVESTMENT - Class C Shares

                Touchstone                  S&P 500                       S&P/Barra                    Wilshire Large
                Value Plus                  Index                         Value Index                  Cap Value
                Fund C                      (Major Index)                 (Minor Index)                (Minor Index)
---------------------------------------------------------------------------------------------------------------------
1/99            10000                       10000                         10000                        10000
3/99            10331                       10500                         10282                        9998
6/99            11111                       11240                         11395                        10781
9/99            10127                       10537                         10344                        9698
12/99           11424                       12105                         11201                        10355


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
14.2%             14.2%


Cumulative Total Return

Since Inception
1/1/99
14.2%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

19

  VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                      DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.7%
  ADVERTISING - 2.2%
   12,100  Interpublic Group of
           Companies (The)                  $   698,019
-------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
   11,800  Honeywell International              680,713
-------------------------------------------------------
  AUTOMOTIVE - 1.7%
   13,000  Magna International, Class A         550,875
-------------------------------------------------------
  BANKING - 3.2%
   13,706  Bank One                             439,449
    4,000  Chase Manhattan                      310,750
   16,500  North Fork Bancorporation            288,750
-------------------------------------------------------
                                              1,038,949
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.8%
   15,800  McCormick & Company                  470,050
   21,200  Pepsico                              747,300
-------------------------------------------------------
                                              1,217,350
-------------------------------------------------------
  COMMUNICATIONS - 3.5%
   11,200  Nortel Networks                    1,131,200
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 8.5%
   29,500  Ceridian*                            636,094
    9,400  Computer Associates
           International                        657,413
   32,100  Compuware*                         1,195,716
    5,400  First Data                           266,288
-------------------------------------------------------
                                              2,755,511
-------------------------------------------------------
  COMPUTERS & INFORMATION - 9.2%
    6,400  Hewlett-Packard                      729,200
    6,700  International Business Machines      723,600
   10,200  Lexmark International Group,
           Class A*                             923,100
    8,200  Sun Microsystems*                    634,988
-------------------------------------------------------
                                              3,010,888
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.6%
   16,600  CMS Energy                           517,713
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.7%
    6,600  Thomas & Betts                       210,375
-------------------------------------------------------
  ELECTRONICS - 2.1%
    8,200  Intel                                674,963
-------------------------------------------------------
  FINANCIAL SERVICES - 7.1%
   14,550  Citigroup                            808,434
    5,600  Federal Home Loan Mortgage
           Corporation                          263,550
   11,600  Federal National Mortgage
           Association                          724,275
   11,500  SLM Holding                          485,875
-------------------------------------------------------
                                              2,282,134
-------------------------------------------------------
  FOOD RETAILERS - 1.4%
   13,860  Albertson's                          446,985
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOREST PRODUCTS & PAPER - 5.4%
   16,400  Kimberly-Clark                   $ 1,070,100
   15,700  Mead                                 681,969
-------------------------------------------------------
                                              1,752,069
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.3%
   26,400  Manor Care*                          422,400
-------------------------------------------------------
  HEAVY MACHINERY - 2.9%
    3,300  Applied Materials*                   418,069
    9,400  Ingersoll-Rand                       517,588
-------------------------------------------------------
                                                935,657
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.0%
    4,200  General Electric                     649,950
-------------------------------------------------------
  INSURANCE - 4.6%
    5,000  Aetna                                279,063
   18,600  AXA Financial                        630,075
   14,800  Reliastar Financial                  579,975
-------------------------------------------------------
                                              1,489,113
-------------------------------------------------------
  MEDICAL SUPPLIES - 2.2%
    4,500  Baxter International                 282,656
   16,300  Becton Dickinson & Company           436,025
-------------------------------------------------------
                                                718,681
-------------------------------------------------------
  METALS - 1.9%
   24,000  Masco                                609,000
-------------------------------------------------------
  OIL & GAS - 7.8%
   22,800  Conoco, Class A                      564,300
    7,857  Exxon Mobil                          632,980
    7,900  Schlumberger                         444,375
   17,300  Tosco                                470,344
    1,529  Transocean Sedco Forex                51,523
   11,500  Williams Companies (The)             351,469
-------------------------------------------------------
                                              2,514,991
-------------------------------------------------------
  PHARMACEUTICALS - 7.1%
   14,600  Abbott Laboratories                  530,163
   10,600  Amgen*                               636,663
   11,900  Cardinal Health                      569,713
    8,200  Merck                                549,913
-------------------------------------------------------
                                              2,286,452
-------------------------------------------------------
  RETAILERS - 3.1%
    8,500  Federated Department Stores*         429,781
   51,000  Office Depot*                        557,813
-------------------------------------------------------
                                                987,594
-------------------------------------------------------
  TELEPHONE SYSTEMS - 10.2%
    9,600  Alltel                               793,800
    9,100  Bell Atlantic                        560,219
   13,810  Global Crossing*                     690,500
   10,800  MCI WorldCom*                        573,075
   14,900  SBC Communications                   726,375
-------------------------------------------------------
                                              3,343,969
-------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

20

  VALUE PLUS FUND


SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 1.1%
    3,700  US Freightways                   $   177,138
   13,700  Wisconsin Central Transport*         184,094
-------------------------------------------------------
                                                361,232
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $27,959,720)                          $31,286,783
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 96.7%
(COST $27,959,720) (A)                      $31,286,783
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.3%                     1,069,218
-------------------------------------------------------
NET ASSETS - 100.0%                         $32,356,001
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $27,966,854 resulting in gross unrealized appreciation and depreciation of $6,266,546 and $2,946,617, respectively, and net unrealized appreciation of $3,319,929.


The accompanying notes are an integral part of the financial statements.

21

  GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE GROWTH & INCOME FUND

The S&P 500 Index, the benchmark for the Growth & Income Fund, posted an unprecedented fifth consecutive year of 20+% returns in 1999 to end a phenomenal decade of U.S. equity market performance. 1999 was similar to 1998 in that the overall market exceeded even the most optimistic predictions, a narrow group of technology and growth stocks dominated market index returns, and the dispersion of returns between growth and value styles has never been greater. The Growth & Income Fund posted a (3.3)% return for 1999, compared to 21.1% for the S&P 500 Index.

Despite three interest rate hikes by the Federal Reserve and record valuations among technology stocks, the broad market posted solid returns in the first half of the year, declined sharply in the third quarter and fully recovered by year end to reach new highs. However, only a narrow group of stocks in the broad market index participated in this record setting performance.

For the second consecutive year, growth managers fully participated in this narrow market, while value managers generally remained on the sidelines. The dominance of technology and the underperformance of the finance sector led to the largest ever performance dispersion between the large cap style indices as measured by the Russell 1000 Value Index (+7.4%) and the Russell 1000 Growth Index (+33.2%). For the year, only 31% of the stocks in the S&P 500 outperformed the index and 50% of the stocks had negative returns. The Russell 1000 Value Index had similarly poor breadth, with only 35% of its stocks outperforming the index, and 50% of its stocks declining. The majority of active large cap value managers underperformed the value benchmark.

The manager of the Touchstone Growth & Income Fund, Scudder Kemper Investments, observed that the Fund's performance relative to the benchmark and their peer group suffered in the second half of the year. A number of portfolio holdings declined sharply after posting negative revenue or earnings surprises. The market, which typically is more forgiving of disappointments among low price/earnings stocks, punished these underperformers nonetheless. A handful of stocks including Xerox, Lockheed Martin, American Home Products, and First Union were the most significant detractors from performance for the fourth quarter and full year.

The most significant positive contributors to fourth quarter performance were telecommunications and telecommunications equipment holdings, led by Corning (the portfolio's largest position), which rallied 80% on continuing positive news coming out of its fiber and photonics businesses. Global Crossing rose 83% following its successful closure of the Frontier acquisition. Sprint received a takeover bid from Worldcom and leapt 27% in the quarter. In the cyclical arena, the portfolio benefited from its holdings in Georgia Pacific and Weyerhaeuser, which both rallied 23% on news of a tight supply/demand balance in pulp and container board. American Airlines (+21%) was the best performing of the major airlines during the quarter, announcing the spin-off of Sabre Group earlier than expected. In the technology sector, Philips Electronics posted a 30% gain, as it benefited from the tight capacity in semiconductor contract manufacturing (through its ownership of Taiwan Semiconductor). In the financial sector, the Fund was rewarded by evidence of the turn in the property and casualty insurance cycle, as Marsh & McLennan (+38%) and St. Paul (+22%) contributed most significantly. Morgan Stanley Dean Witter (+58%) and Lehman Brothers (+45%) also added value, as they both posted positive surprises on the heels of strong investment banking results.

22

  GROWTH & INCOME FUND


As a disciplined value investor, Scudder will adhere to the value process that they have historically followed. They believe that the portfolio is positioned to ensure participation when the style shift occurs.



GROWTH OF A $10,000 INVESTMENT - Class A Shares

                           Touchstone
                           Growth &                           S&P 500                          CDA/Wiesenberger
                           Income                             Index                            Growth &
                           Fund A                             (Major Index)                    Income - MF

--------------------------------------------------------------------------------------------------------------
9/94                       9425                               10000                            10000
12/94                      9444                               9998                             9837
3/95                       10406                              10972                            10594
6/95                       11160                              12019                            11428
9/95                       12049                              12974                            12248
12/95                      12763                              13756                            12823
3/96                       13676                              14494                            13525
6/96                       14114                              15144                            13969
9/96                       14419                              15612                            14370
12/96                      14927                              16914                            15415
3/97                       14278                              17367                            15583
6/97                       15959                              20399                            17768
9/97                       17460                              21927                            19305
12/97                      18016                              22557                            19484
3/98                       20253                              25703                            21658
6/98                       19780                              26552                            21739
9/98                       17264                              23911                            19232
12/98                      19253                              29002                            22466
3/99                       19355                              30452                            22839
6/99                       21497                              32598                            24815
9/99                       19011                              30561                            22992
12/99                      19740                              35108                            25305


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(3.3%)            14.5%                 13.8%


Cumulative Total Return

Since Inception
10/3/94
97.4%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

23

  GROWTH & INCOME FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                   Touchstone
                   Growth &             S&P 500                CDA/Wiesenberger
                   Income               Index                  Growth &
                   Fund C               (Major Index)          Income - MF

------------------------------------------------------------------------------
1/99               10000                10000                  10000
3/99               10038                10500                  10166
6/99               11134                11240                  11045
9/99               9820                 10537                  10234
12/99              10180                12105                  11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
1.8%              1.8%


Cumulative Total Return

Since Inception
1/1/99
1.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.




GROWTH OF A $10,000 INVESTMENT - Class Y Shares

                Touchstone
                Growth &               S&P 500                 CDA/Wiesenberger
                Income                 Index                   Growth &
                Fund Y                 (Major Index)           Income - MF

-------------------------------------------------------------------------------

1/99            10000                  10000                   10000
3/99            10058                  10500                   10166
6/99            11185                  11240                   11045
9/99            9892                   10537                   10234
12/99           10271                  12105                   11264


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
2.7%              2.7%


Cumulative Total Return

Since Inception
1/1/99
2.7%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

24

  GROWTH & INCOME FUND


SCHEDULE OF INVESTMENTS
                                       DECEMBER 31, 1999

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.0%
  AEROSPACE & DEFENSE - 2.8%
  17,600   Lockheed Martin                  $   385,000
   5,500   Northrop Grumman                     297,344
   7,200   Rockwell International               344,700
-------------------------------------------------------
                                              1,027,044
-------------------------------------------------------
  AIRLINES - 0.6%
   3,400   AMR*                                 227,800
-------------------------------------------------------
  AUTOMOTIVE - 1.9%
   7,200   Ford Motor                           384,750
   8,500   Meritor Automotive                   164,688
   3,500   Paccar                               155,094
-------------------------------------------------------
                                                704,532
-------------------------------------------------------
  BANKING - 8.7%
  12,000   Bank of America                      602,250
   9,500   Chase Manhattan                      738,031
   8,962   First Union                          294,066
  14,700   FleetBoston Financial                511,744
  13,500   PNC Bank                             600,750
  17,300   US Bancorp                           411,956
-------------------------------------------------------
                                              3,158,797
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.5%
   8,500   Heinz (H. J.)                        338,406
  19,500   Pepsico                              687,375
  10,500   Philip Morris                        243,469
-------------------------------------------------------
                                              1,269,250
-------------------------------------------------------
  CHEMICALS - 1.3%
   5,900   Air Products & Chemicals             198,019
       1   Du Pont (E.I.) De Nemours                 66
  21,500   Lyondell Petro Chemical              274,125
-------------------------------------------------------
                                                472,210
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.4%
   8,900   Cadence Design Systems*              213,600
  14,600   Computer Associates
           International                      1,021,088
-------------------------------------------------------
                                              1,234,688
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.2%
   6,400   Colgate-Palmolive                    416,000
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.8%
   5,600   Cinergy                              135,100
  10,672   ScottishPower, ADR                   298,816
  17,000   Unicom                               569,500
-------------------------------------------------------
                                              1,003,416
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.9%
   5,700   Emerson Electric                     327,038
-------------------------------------------------------
  ELECTRONICS - 2.5%
   6,700   Koninklijke (Royal) Philips
           Electronics (NY Reg.)                904,500
-------------------------------------------------------
  FINANCIAL SERVICES - 9.6%
  17,600   Citigroup                            977,900
  10,400   Federal National Mortgage
           Association                          649,350
   3,000   J.P. Morgan                          379,875
   6,100   Lehman Brothers Holdings             516,594
   4,000   Morgan Stanley Dean Witter           571,000
   8,500   SLM Holding                          359,125
-------------------------------------------------------
                                              3,453,844
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  FOOD RETAILERS - 0.7%
   7,963   Albertson's                      $   256,807
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.1%
   4,900   Georgia-Pacific                      248,675
   7,100   Weyerhaeuser                         509,869
-------------------------------------------------------
                                                758,544
-------------------------------------------------------
  HEAVY MACHINERY - 1.7%
  11,700   Parker Hannifin                      600,356
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
   3,900   General Electric                     603,525
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 5.5%
  15,300   Corning                            1,972,744
-------------------------------------------------------
  INSURANCE - 7.9%
  19,800   Allstate Corporation (The)           475,200
  18,200   Lincoln National                     728,000
   5,800   Marsh & McLennan Companies           554,988
  15,600   St. Paul Companies (The)             525,525
  10,870   XL Capital, Class A                  563,881
-------------------------------------------------------
                                              2,847,594
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.6%
   9,500   McGraw-Hill Companies (The)          585,438
-------------------------------------------------------
  METALS - 0.8%
   9,050   Allegheny Technologies               203,059
  10,200   Oregon Steel Mills                    80,963
-------------------------------------------------------
                                                284,022
-------------------------------------------------------
  OIL & GAS - 11.4%
   9,700   Burlington Resources                 320,706
  12,300   Conoco, Class A                      304,425
  11,546   Conoco, Class B                      287,207
  18,240   Exxon Mobil                        1,469,453
   7,000   Royal Dutch Petroleum                423,063
   9,600   Texaco                               521,400
   8,233   Total Fina S.A., ADR                 570,135
   7,600   Williams Companies (The)             232,275
-------------------------------------------------------
                                              4,128,664
-------------------------------------------------------
  PHARMACEUTICALS - 3.8%
  17,400   American Home Products               686,213
   5,300   Bristol-Myers Squibb                 340,194
   6,400   Glaxo Wellcome, ADR                  357,600
-------------------------------------------------------
                                              1,384,007
-------------------------------------------------------
  RETAILERS - 1.2%
   6,000   Dayton Hudson                        440,625
-------------------------------------------------------
  TELEPHONE SYSTEMS - 17.6%
   8,100   Alltel                               669,769
  16,300   AT&T                                 827,225
  20,900   Bell Atlantic                      1,286,656
  22,600   BellSouth                          1,057,963
   6,540   Global Crossing*                     327,000
   7,600   GTE                                  536,275
  21,332   SBC Communications                 1,039,935
   8,700   Sprint                               585,619
-------------------------------------------------------
                                              6,330,442
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

25

  GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - CONTINUED
  TRANSPORTATION - 2.8%
   11,200  Canadian National Railway        $   294,700
   16,500  CSX                                  517,688
    9,000  Norfolk Southern                     184,500
-------------------------------------------------------
                                                996,888
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $35,518,105)                          $35,388,775
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.5%
  CHEMICALS - 0.5%
    5,900  Monsanto, ACES                   $   195,438
-------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $266,258)                             $   195,438
-------------------------------------------------------




                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 98.5%
(COST $35,784,363) (A)                      $35,584,213
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.5%                       546,605
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,130,818
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $35,785,695 resulting in gross unrealized appreciation and depreciation of $4,489,147 and $4,690,629, respectively, and net unrealized depreciation of $201,482.
ACES - Adjustable Conversion-Rate Equity Security
ADR - American Depository Receipt


The accompanying notes are an integral part of the financial statements.

26

  BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BALANCED FUND
The U.S. stock market continued its strong performance in 1999, completing five consecutive years of sharply rising prices. Meanwhile, it was a rough year for bonds and, by some measures, it was the worst year ever. At year end, bonds and fixed income securities represented 40% of the Balanced Fund's assets. The Touchstone Balanced Fund had a return of 3.3% for 1999. Its benchmark, the Lehman Brothers Aggregate Index, had a return of (0.8)%.

The U.S. economy remains strong and there are indications of excessive optimism in the stock market. The three rate increases implemented by the Federal Reserve since June of 1999 have been taken in stride, and even welcomed, by the stock market. The stock market was characterized throughout 1999 -- and especially in the fourth quarter -- by two extremely contradictory trends: the rapid escalation of many technology stocks and only modest gains or even price declines for stocks across most other industry sectors. Many technology stocks did not generate any earnings, yet increased dramatically, driven by the prospect of continued rapid growth for e-commerce and the Internet. On the other hand, many "bricks and mortar" stocks with solid earnings and favorable business prospects declined in price.

The manager of the Touchstone Balanced Fund, OpCap Advisors, observed that as technology stocks soared, many non-tech issues were left behind. A full one-third of NYSE stocks declined 20% or more in 1999. Even stocks of traditional companies with excellent competitive positions and strong earnings growth tended to fare poorly in this technology-focused market environment. Performance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as dramatic as that which occurred during 1999 between the technology stocks and the rest of the market.

OpCap remained focused on generating excellent long-term results with below-market risk by investing in companies with superior fundamentals and inexpensive valuations.

Among the Fund's equity holdings, Oak Industries, a leading manufacturer of cable TV and telecommunications infrastructure products, was a top contributor to performance. In November, Corning agreed to acquire Oak for approximately $75 per share, a 51% premium to market, confirming OpCap's assessment of the inherent worth of Oak's valuable franchises. Another major contributor to performance was Molex, the second largest electronics connector manufacturer in the world. The company's stock appreciated significantly during the last few months of the year, reflecting the recovery of Asian markets and the company's strong position in cell phone components. Emmis, a major broadcasting company focused on large media markets, continues to be rewarded by the market for strong performance in radio and television.

The five largest equity holdings at December 31, 1999 were AMFM, a broadcasting company, representing 2.9% of the Fund's net assets; Computer Associates, a developer of software products, 2.0%; Federal Home Loan Mortgage Corp., 1.7% of the Fund's net assets; Minnesota Mining & Manufacturing (3M), a diversified manufacturer, 1.5% of net assets and Citigroup, a diversified financial services company, 1.4% of net assets.

In addition to its holdings of common stocks, bonds and fixed income securities, the Fund was invested in cash and cash equivalents. The fixed income portion of the portfolio lagged along with the bond market at large.

27

  BALANCED FUND

GROWTH OF A $10,000 INVESTMENT - Class A Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund A             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
9/94       9425               10000               10000                     10000                      10000
12/94      9453               9998                10038                     9973                       9893
3/95       9965               10972               10544                     10713                      10501
6/95       10922              12019               11187                     11539                      11245
9/95       11582              12974               11406                     12113                      11849
12/95      11654              13756               11892                     12734                      12337
3/96       12065              14494               11681                     13006                      12656
6/96       12209              15144               11748                     13339                      12954
9/96       12606              15612               11965                     13644                      13300
12/96      13618              16914               12324                     14446                      13973
3/97       13575              17367               12256                     14611                      13964
6/97       15028              20399               12707                     16290                      15380
9/97       15929              21927               13131                     17203                      16397
12/97      16240              22557               13514                     17666                      16572
3/98       17364              25703               13723                     19198                      17828
6/98       17443              26552               14045                     19717                      18014
9/98       15631              23911               14638                     18852                      16835
12/98      16885              29002               14687                     21182                      18708
3/99       16968              30452               14613                     21729                      18858
6/99       18090              32598               14484                     22525                      19704
9/99       17225              30561               14583                     21693                      18840
12/99      18508              35108               14565                     23543                      20267


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
3.3%              13.0%                 12.5%

Cumulative Total Return

Since Inception
10/3/94
85.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class C Shares

                                                  Lehman                    Blend 60%                  CDA/Wiesenberger
           Touchstone         S&P                 Brothers                  S&P 500, 40%               Balanced
           Balanced           500                 Aggregate Index           Lehman Brothers            Domestic
           Fund C             Index               (Major Index)             Aggregate                  Average - MF
-----------------------------------------------------------------------------------------------------------------------
1/99       10000              10000               10000                     10000                      10000
3/99       10032              10500               9949                      10258                      10081
6/99       10673              11240               9861                      10634                      10533
9/99       10145              10537               9929                      10241                      10071
12/99      10878              12105               9917                      11115                      10834

Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
8.8%              8.8%

Cumulative Total Return

Since Inception
1/1/99
8.8%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

28

  BALANCED FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 54.1%
  ADVERTISING - 2.2%
      700  Lamar Advertising*               $    42,394
      900  WPP Group                             74,813
      600  Young & Rubicam                       42,450
-------------------------------------------------------
                                                159,657
-------------------------------------------------------
  AEROSPACE & DEFENSE - 0.9%
    1,500  Boeing                                62,344
-------------------------------------------------------
  AIRLINES - 1.2%
    1,300  AMR*                                  87,100
-------------------------------------------------------
  BANKING - 4.0%
      600  Chase Manhattan                       46,613
    2,221  FleetBoston Financial                 77,319
    1,800  Household International               67,050
    2,500  Wells Fargo                          101,094
-------------------------------------------------------
                                                292,076
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
    2,255  Diageo, ADR                           72,160
    2,200  McDonald's                            88,688
-------------------------------------------------------
                                                160,848
-------------------------------------------------------
  BUILDING MATERIALS - 0.1%
    1,422  Huttig Building Products*              7,022
-------------------------------------------------------
  CHEMICALS - 2.0%
    1,500  Du Pont (E.I.) De Nemours             98,813
    1,200  Monsanto                              42,750
-------------------------------------------------------
                                                141,563
-------------------------------------------------------
  COMMERCIAL SERVICES - 1.6%
    1,450  PerkinElmer                           60,447
    3,300  Waste Management                      56,719
-------------------------------------------------------
                                                117,166
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 2.0%
    2,050  Computer Associates International    143,372
-------------------------------------------------------
  COMPUTERS & INFORMATION - 0.9%
    2,400  Compaq Computer                       64,950
-------------------------------------------------------
  CONTAINERS & PACKAGING - 0.4%
    2,000  American National Can Group           26,000
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.7%
    1,600  Avon Products                         52,800
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.2%
    1,500  Emerson Electric                      86,063
-------------------------------------------------------
  ELECTRONICS - 2.2%
    2,000  Arrow Electronics*                    50,750
      900  Avnet                                 54,450
      900  Molex                                 51,019
-------------------------------------------------------
                                                156,219
-------------------------------------------------------
  FINANCIAL SERVICES - 3.5%
    1,875  Citigroup                            104,180
    1,100  Countrywide Credit                    27,775
    2,600  Federal Home Loan
           Mortgage Corporation                 122,363
-------------------------------------------------------
                                                254,318
-------------------------------------------------------
  FOOD RETAILERS - 1.2%
    4,700  Kroger Company (The)*                 88,713
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 4.5%
    1,800  Applied Power, Class A           $    66,150
    1,750  Caterpillar                           82,359
    1,500  Dover                                 68,063
    1,600  Parker Hannifin                       82,100
      600  W.W. Grainger                         28,688
-------------------------------------------------------
                                                327,360
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.4%
    1,900  Carlisle Companies                    68,400
    1,100  Minnesota Mining &
           Manufacturing (3M)                   107,663
-------------------------------------------------------
                                                176,063
-------------------------------------------------------
  INSURANCE - 3.7%
    1,200  AFLAC                                 56,625
    1,557  Conseco                               27,831
    1,800  Everest Reinsurance Holdings          40,163
    1,000  PartnerRe                             32,438
    1,500  Protective Life                       47,719
    1,200  XL Capital, Class A                   62,250
-------------------------------------------------------
                                                267,026
-------------------------------------------------------
  LODGING - 1.0%
   35,400  Homestead Village*                    75,217
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 4.0%
    2,700  AMFM*                                211,275
      600  Emmis Communications, Class A*        74,784
-------------------------------------------------------
                                                286,059
-------------------------------------------------------
  METALS - 1.8%
      800  Alcoa                                 66,400
    3,200  Crane                                 63,600
-------------------------------------------------------
                                                130,000
-------------------------------------------------------
  OIL & GAS - 0.8%
    1,700  Anadarko Petroleum                    58,013
-------------------------------------------------------
  PHARMACEUTICALS - 2.2%
    1,700  American Home Products                67,044
    1,250  Teva Pharmaceutical Industries, ADR   89,609
-------------------------------------------------------
                                                156,653
-------------------------------------------------------
  REAL ESTATE - 1.0%
    3,600  Prologis Trust, REIT                  69,300
-------------------------------------------------------
  RESTAURANTS - 0.4%
    2,000  Bob Evans Farms                       30,875
-------------------------------------------------------
  RETAILERS - 1.1%
    1,100  CVS                                   43,931
    1,100  May Department Stores                 35,475
-------------------------------------------------------
                                                 79,406
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.0%
      800  Bell Atlantic                         49,250
    1,425  MCI WorldCom*                         75,614
    1,350  Sprint                                90,872
-------------------------------------------------------
                                                215,736
-------------------------------------------------------
  TRANSPORTATION - 1.9%
    2,200  Air Express International             71,088
    1,250  Sabre Group Holdings*                 64,063
-------------------------------------------------------
                                                135,151
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $3,808,179)                           $ 3,907,070
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

29

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 0.9%
  ENTERTAINMENT & LEISURE - 0.9%
    2,000  News Corporation Limited
           (The), ADR                         $  66,875
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $50,643)                                $  66,875
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 0.1%
  FINANCIAL SERVICES - 0.1%
$   4,111  Merrill Lynch
           Mortgage Investors,
           Series 1991-I,
           Class A           7.65% 01/15/12    $  4,113
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $4,211)                                  $  4,113
-------------------------------------------------------
CORPORATE BONDS - 20.4%
  BANKING - 4.7%
  150,000  Associates
           Corporation of
           North America     5.75% 11/01/03     142,819
  100,000  BB&T              7.25% 06/15/07      96,789
  100,000  Chase Manhattan   7.25% 06/01/07      98,043
      308  Nykredit          6.00% 10/01/26          39
-------------------------------------------------------
                                                337,690
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.8%
   60,000  Coca-Cola Femsa   8.95% 11/01/06      60,150
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.3%
  100,000  Computer Associates
           International    6.375% 04/15/05      93,036
-------------------------------------------------------
  ELECTRIC UTILITIES - 5.8%
   95,000  Financiera
           Energy           9.375% 06/15/06      80,257
  200,000  Tennessee Valley
           Authority         5.00% 12/18/03     187,556
  150,000  Wisconsin Electric
           Power            6.625% 12/01/02     148,686
-------------------------------------------------------
                                                416,499
-------------------------------------------------------
  FINANCIAL SERVICES - 4.4%
  150,000  AT&T Capital      7.50% 11/15/00     150,734
  100,000  GMAC             7.125% 05/01/01     100,177
   69,000  Paine Webber
           Group             7.00% 03/01/00      69,049
-------------------------------------------------------
                                                319,960
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.3%
  100,000  CSC Holdings     7.625% 07/15/18      93,000
-------------------------------------------------------
  METALS - 1.4%
  100,000  AK Steel         9.125% 12/15/06     101,750
-------------------------------------------------------
  OIL & GAS - 0.7%
   50,000  Petroleos
           Mexicanos         8.85% 09/15/07      47,875
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $1,540,369)                           $ 1,469,960
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - 9.1%
$  20,000  Federal Home
           Loan Mortgage
           Corporation       6.00% 03/15/08  $   19,668
   45,000  Federal National
           Mortgage
           Association       6.15% 10/25/07      44,375
  150,000  Federal National
           Mortgage
           Association       6.00% 05/15/08     140,193
  100,000  Federal National
           Mortgage
           Association       6.50% 04/29/09      93,694
  139,159  Federal National
           Mortgage
           Association       6.00% 01/01/14     132,099
   75,277  Federal National
           Mortgage
           Association       6.50% 07/18/28      70,016
   40,000  General Electric
           Capital Mortgage
           Services, Series
           1993-14, Class A7 6.50% 11/25/23      34,928
   44,500  General Electric
           Capital Mortgage
           Services, Series
           1994-10,
           Class A10         6.50% 03/25/24      42,329
   40,000  Merrill Lynch
           Mortgage Investors,
           Series 1995-C3,
           Class A3         7.089% 12/26/25      39,333
   50,000  Prudential Home
           Mortgage Securities,
           Series 1994-17,
           Class A6          6.25% 04/25/24      41,609
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $697,092)                               $ 658,244
-------------------------------------------------------
MUNICIPAL BONDS - 1.9%
  HOUSING - 1.4%
   40,000  Baltimore Community
           Development
           Financing         8.20% 08/15/07  $   41,504
    4,092  Denver Colorado
           City & County
           Single Family     7.25% 12/01/10       3,949
   30,000  New York State
           Housing Finance
           Agency Service    7.50% 09/15/03      30,197
   25,000  Ohio Housing
           Financial Agency  7.90% 10/01/14      25,526
-------------------------------------------------------
                                                101,176
-------------------------------------------------------
  TRANSPORTATION - 0.5%
   30,000  Oklahoma City
           Airport           9.40% 11/01/10      32,908
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $130,110)                              $  134,084
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

30

  BALANCED FUND

SCHEDULE OF INVESTMENTS CONTINUED



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.8%
  SOUTH AFRICA - 1.7%
ZAR    774,000  Republic
                of South
                Africa      13.00% 08/31/10  $  120,954
-------------------------------------------------------
  UNITED KINGDOM - 1.1%
GBP     37,000  United
                Kingdom
                Treasury     8.00% 12/07/15      79,789
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $220,336)                  $  200,743
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 4.1%
  180,000  U.S. Treasury
           Note             5.875% 02/15/04  $  177,019
   65,000  U.S. Treasury
           Bond              6.25% 04/30/01      65,061
   50,000  U.S. Treasury
           Bond              7.25% 08/15/22      52,719
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $303,273)                              $  294,799
-------------------------------------------------------


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 93.4%
(COST $6,754,213) (A)                       $ 6,735,888
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.6%                       473,725
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,209,613
-------------------------------------------------------
Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,757,066 resulting in gross unrealized appreciation and depreciation of $679,190 and $700,368, respectively, and net unrealized depreciation of $21,178.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand


The accompanying notes are an integral part of the financial statements.

31

  BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE BOND FUND

The bond market ended its final quarter of the century on a down note, generating a negative return in December and locking in an equally poor return for the quarter. The Federal Reserve induced sell-off continued and produced only the second negative total return for bonds in a year since 1975. There are few places to hide in the fixed income market when the Federal Reserve begins to tighten the money supply. The benchmark for the Bond Fund, the Lehman Brothers Aggregate Index, had a (0.8%) return in 1999. The Bond Fund return for the same period was (6.4%).

This environment wasn't conducive to an outstanding bond portfolio performance. While the Touchstone Bond Fund is structured to produce above market income as a defensive measure, lower prices have offset this tactic causing returns to closely track the index. Performance for the Fund gross of fees for the fourth quarter and the year were -0.21% and -0.97% versus -0.12% and -0.83% for the Lehman Brothers Aggregate Index.

Fixed income has not been the investment asset of choice for the past several years when compared to the stellar returns in the equity market. The manager of the Touchstone Bond Fund, Fort Washington Investment Advisors, believes that there could continue to be rough sledding in the bond market.

GROWTH OF A $10,000 INVESTMENT - Class A Shares

              Touchstone             Lehman Brothers       CDA/Wiesenberger
              Bond                   Aggregate Index       Corporate-Investment
              Fund A                 (Major Index)         Grade - MF
-------------------------------------------------------------------------------
9/94          9525                   10000                 10000
12/94         9551                   10038                 9985
3/95          10046                  10544                 10418
6/95          10571                  11187                 11104
9/95          10742                  11406                 11331
12/95         11172                  11892                 11867
3/96          10937                  11681                 11588
6/96          10982                  11748                 11629
9/96          11175                  11965                 11842
12/96         11490                  12324                 12223
3/97          11450                  12256                 12134
6/97          11818                  12707                 12571
9/97          12197                  13131                 12999
12/97         12329                  13514                 13302
3/98          12583                  13723                 13491
6/98          12853                  14045                 13788
9/98          13202                  14638                 14188
12/98         13384                  14687                 14257
3/99          13287                  14613                 14171
6/99          13162                  14484                 13976
9/99          13203                  14583                 14040
12/99         13160                  14565                 14015


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
(6.4%)            5.6%                  5.4%

Cumulative Total Return

Since Inception
10/3/94
31.6%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

32

  BOND FUND


GROWTH OF A $10,000 INVESTMENT - Class C Shares

              Touchstone         Lehman Brothers            CDA/Wiesenberger
              Bond               Aggregate Index            Corporate-Investment
              Fund C             (Major Index)              Grade - MF
--------------------------------------------------------------------------------
1/99          10000              10000                      10000
3/99          9910               9949                       9940
6/99          9799               9861                       9803
9/99          9810               9929                       9847
12/99         9759               9917                       9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(2.4%)            (2.4%)


Cumulative Total Return

Since Inception
1/1/99
(2.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.


GROWTH OF A $10,000 INVESTMENT - Class Y Shares

              Touchstone           Lehman Brothers          CDA/Wiesenberger
              Bond                 Aggregate Index          Corporate-Investment
              Fund Y               (Major Index)            Grade - MF
--------------------------------------------------------------------------------
1/99          10000                10000                    10000
3/99          9935                 9949                     9940
6/99          9848                 9861                     9803
9/99          9889                 9929                     9847
12/99         9856                 9917                     9830


Average Annual Total Return

One Year          Since
Ended             Inception
12/31/99          1/1/99
(1.4%)            (1.4%)


Cumulative Total Return

Since Inception
1/1/99
(1.4%)

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

33

  BOND FUND


SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS - 3.4%
  CENTRAL AMERICA - 2.1%
$ 120,000  Central America
           International
           Development,
           Series F+        10.00% 12/01/11  $  132,586
  120,000  Central America
           International
           Development,
           Series G+        10.00% 12/01/11     132,586
  120,000  Central America
           International
           Development,
           Series H+        10.00% 12/01/11     132,586
-------------------------------------------------------
                                                397,758
-------------------------------------------------------
  HONDURAS - 1.3%
  100,000  Republic of Honduras
           International
           Development,
           Series C+        13.00% 06/01/06     118,494
  100,000  Republic of Honduras
           International
           Development,
           Series D+        13.00% 06/01/11     133,383
-------------------------------------------------------
                                                251,877
-------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL
DEVELOPMENT BONDS (COST $681,852)            $  649,635
-------------------------------------------------------
ASSET-BACKED SECURITIES - 6.8%
  FINANCIAL SERVICES - 6.8%
   28,690  Chase Manhattan
           Grantor Trust,
           Series 1996-A,
           Class A           5.20% 02/15/02   $  28,595
  750,000  Chemical Credit
           Card Master Trust,
           Series 1996-2,
           Class A           5.98% 09/15/08     712,838
   72,833  Navistar Financial
           Corp. Owner Trust,
           Series 1996-A,
           Class A2          6.35% 11/15/02      72,795
  492,133  World Omni Auto
           Lease, Series
           1997-B, Class A3  6.18% 11/25/03     492,015
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,345,825)                            $1,306,243
-------------------------------------------------------
CORPORATE BONDS - 40.0%
  BANKING - 3.1%
  225,000  Credit Suisse First
           Boston - London   7.90% 05/01/07  $  214,078
  350,000  First Union       6.55% 10/15/35     332,532
   49,276  Mercantile Safe
           Deposit+        12.125% 01/02/01      49,399
-------------------------------------------------------
                                                596,009
-------------------------------------------------------


  Principal              Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  BEVERAGES, FOOD & TOBACCO - 2.3%
$ 500,000  Pepsi Bottling,
           144A             5.625% 02/17/09  $  441,478
-------------------------------------------------------
  CHEMICALS - 4.5%
  900,000  Du Pont (E.I.)
           De Nemours       6.875% 10/15/09     870,483
-------------------------------------------------------
  COMMUNICATIONS - 2.6%
  500,000  Harris Corporation
                             6.65% 08/01/06     497,730
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.4%
  500,000  Consumers Energy,
           Series B          6.50% 06/15/18     465,235
-------------------------------------------------------
  ELECTRONICS - 4.9%
1,000,000  Raytheon          5.70% 11/01/03     938,371
-------------------------------------------------------
  FINANCIAL SERVICES - 3.4%
  750,000  Safeco Capital   8.072% 07/15/37     659,612
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.4%
  250,000  Georgia-Pacific   9.50% 05/15/22     264,531
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
  650,000  Columbia/HCA
           Health            6.73% 07/15/45     604,937
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 3.6%
  750,000  Owens-Illinois    7.15% 05/15/05     696,290
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.4%
  250,000  News America
           Holdings        10.125% 10/15/12     275,052
-------------------------------------------------------
  OIL & GAS - 1.3%
  250,000  Husky Oil         8.90% 08/15/28     249,649
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.2%
  400,000  MCI WorldCom     8.875% 01/15/06     417,948
-------------------------------------------------------
  TRANSPORTATION - 3.8%
  750,000  Norfolk Southern  7.35% 05/15/07     733,254
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,170,971)                            $7,710,579
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 28.8%
  119,271  Federal Home
           Loan Mortgage
           Corporation       6.00% 05/01/09   $ 114,965
  419,767  Federal Home
           Loan Mortgage
           Corporation       6.00% 08/01/10     403,376
   35,889  Federal Home
           Loan Mortgage
           Corporation       6.00% 10/01/10      34,488
1,000,000  Federal National
           Mortgage
           Association       5.75% 04/15/03     970,904
1,223,815  Federal National
           Mortgage
           Association       6.50% 07/01/28   1,153,521
  983,939  Federal National
           Mortgage
           Association       7.00% 08/01/29     951,614


The accompanying notes are an integral part of the financial statements.

34

  BOND FUND

SCHEDULE OF INVESTMENTS CONTINUED

  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

MORTGAGE-BACKED SECURITIES - CONTINUED
$ 342,954  Government
           National Mortgage
           Association       7.00% 06/15/09  $  341,999
  227,027  Government
           National Mortgage
           Association       9.00% 08/15/19     238,338
  279,577  Government
           National Mortgage
           Association       6.50% 01/15/24     265,224
   72,037  Government
           National Mortgage
           Association       7.50% 12/15/27      71,287
  803,018  Government
           National Mortgage
           Association       7.00% 05/15/28     775,999
  242,869  Government
           National Mortgage
           Association       6.50% 09/15/28     228,145
-------------------------------------------------------
TOTAL-MORTGAGE BACKED
SECURITIES (COST $5,805,865)                 $5,549,860
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 5.2%
  CANADA - 5.2%
1,000,000  Province of
           Ontario          7.375% 01/27/03  $1,010,650
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $1,081,178)                $1,010,650
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 5.2%
1,000,000  U.S. Treasury
           Note             5.875% 10/31/01  $  993,438
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $994,547)                              $  993,438
-------------------------------------------------------


Shares                                           Value
                                               (Note 1)
PREFERRED STOCKS - 4.5%
  ELECTRIC UTILITIES - 2.1%
    9,600  Appalachian Power,
           8.25% Cumulative                  $  213,600
    8,700  Ohio Power, Series A,
           8.16% Cumulative                     193,575
-------------------------------------------------------
                                                407,175
-------------------------------------------------------
  OIL & GAS - 2.4%
   20,000  Transcanada Pipelines,
           8.75% Cumulative                     451,250
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $989,416)                              $  858,425
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 93.9%
(COST $19,069,654) (A)                      $18,078,830
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.1%                     1,177,309
-------------------------------------------------------
NET ASSETS - 100.0%                         $19,256,139
-------------------------------------------------------

Notes to the Schedule of Investments:
  +  Restricted and Board valued security (Note 5).
(a) The aggregate identified cost for federal income tax purposes is $19,069,654, resulting in gross unrealized appreciation and depreciation of $8,172 and $998,996, respectively, and net unrealized depreciation of $990,824.
144A - Security exempt from registration under Rule 144A of Securities Act of
      1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $441,478, or 2.3% of net assets.

The accompanying notes are an integral part of the financial statements.

35

  STANDBY INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

TOUCHSTONE STANDBY INCOME FUND

The Touchstone Standby Income Fund continued to achieve success in 1999. Fort Washington Investment Advisors, the manager of the Touchstone Standby Income Fund, attributed this to their investment philosophy of sector rotation and trend analysis. The Fund's benchmark, the Merrill Lynch 91-Day Treasury Index, posted a 4.8% return for 1999. The Standby Income Fund achieved a 4.6% return for the year.

Fort Washington began 1999 with a near balanced allocation to the Commercial Paper, corporate bond and ABS markets and an index matched average maturity. As the year concluded, the Fund had a significantly higher Commercial Paper allocation, effectively unwinding the position that had helped them to achieve success in 1998. ABS and corporate spreads, which had reached historically wide levels in 1998, began to tighten adding to the Fund's total return. This, coupled with the increasing likelihood that the Federal Reserve was becoming more hostile to the bond market, caused Fort Washington to shorten duration and seek the liquidity provided by the Commercial Paper market.

Fort Washington's defensive posture allowed the success to continue into 1999, even as the bond market experienced its second worst year ever. The Fund's 4.6% return again placed the Touchstone Standby Income Fund in the top quartile of the Morningstar Ultra Short Index.


GROWTH OF A $10,000 INVESTMENT

                                          Merrill Lynch                     30-Day
             Touchstone                   91-Day                            Money Market                   Smith Barney
             Standby Income               Treasury Index                    Yield Index                    3-Month
             Fund*                        (Major Index)                     (Minor Index)                  Treasury Bill
------------------------------------------------------------------------------------------------------------------------
9/94         10000                        10000                             10000                          10000
12/94        10115                        10133                             10117                          10130
3/95         10248                        10285                             10254                          10272
6/95         10400                        10439                             10396                          10422
9/95         10527                        10588                             10535                          10569
12/95        10692                        10744                             10673                          10713
3/96         10804                        10876                             10805                          10851
6/96         10937                        11016                             10934                          10988
9/96         11078                        11168                             11066                          11132
12/96        11206                        11314                             11201                          11276
3/97         11346                        11458                             11336                          11419
6/97         11492                        11614                             11478                          11566
9/97         11646                        11769                             11623                          11716
12/97        11792                        11917                             11770                          11868
3/98         11950                        12072                             11914                          12021
6/98         12103                        12227                             12064                          12173
9/98         12273                        12401                             12216                          12327
12/98        12440                        12540                             12358                          12468
3/99         12579                        12673                             12494                          12485
6/99         12708                        12822                             12629                          12622
9/99         12845                        12984                             12773                          12766
12/99        13007                        13146                             12930                          12926


Average Annual Total Return

One Year          Five Years            Since
Ended             Ended                 Inception
12/31/99          12/31/99              10/3/94
4.6%              5.2%                  5.1%


Cumulative Total Return

Since Inception
10/3/94
30.1%

Total returns adjusted for maximum applicable sales charge.

Past performance is not indicative of future performance.

36

  STANDBY INCOME FUND


SCHEDULE OF INVESTMENTS


DECEMBER 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 12.9%
$ 252,317  Auto Finance Group
           Receivables Trust,
           Series 1997-A,
           Class A           6.35% 10/15/02  $  251,540
  325,681  Auto Finance Group
           Receivables Trust,
           Series 1997-B,
           Class A           6.20% 02/15/03     323,782
  247,281  Capital Asset
           Research Funding,
           Series 1998-A,
           Class A, 144A    5.905% 12/15/05     247,976
  500,000  Chase Credit Card
           Master Trust,
           Series 1998-6,
           Class B (a)      6.973% 09/15/04     501,175
  540,000  Citibank Credit Card
           Master Trust,
           Series 1997-3,
           Class A          6.839% 02/10/04     539,341
  410,756  Mellon Auto
           Grantor Trust,
           Series 1999-1,
           Class B           5.76% 10/17/05     405,527
   18,832  Newcourt Equipment
           Trust Securities,
           Series 1998-1,
           Class A2          5.17% 09/20/00      18,832
  406,539  Onyx Acceptance
           Auto Trust, Series
           1998-1, Class A   5.95% 07/15/04     402,941
  172,246  Summit Acceptance
           Auto Trust,
           Series 1996-A,
           Class A1, 144A    7.01% 07/15/02     172,784
  255,840  UCFC Home
           Equity Loan,
           Series 1998-D,
           Class AF1        6.105% 04/15/13     254,878
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $3,134,708)                            $3,118,776
-------------------------------------------------------
COMMERCIAL PAPER - 63.3%
1,000,000  Centennial Energy
           Holdings,
           Sec. 4(2)         7.20% 01/21/00  $  995,000
1,000,000  Consolidated
           Natural Gas       7.05% 01/21/00     995,104
  520,000  Consolidation
           Coal              6.43% 01/21/00     515,170
7,550,000  Inter-American
           Development
           Bank              5.78%            7,530,603
1,000,000  Merrill Lynch     6.37% 01/31/00     993,807
1,000,000  PHH               7.15% 01/21/00     995,035


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

COMMERCIAL PAPER - CONTINUED
$ 570,000  Popular North
           America           6.30% 01/24/00 $   564,713
  565,000  South Carolina
           Electric & Gas    6.60% 02/01/00     560,857
  600,000  Tandy             6.45% 02/08/00     595,378
1,000,000  Toyota Credit
           (Puerto Rico)     6.55% 01/20/00     995,633
  570,000  UOP, Sec. 4(2)    6.75% 01/28/00     564,443
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $15,305,743)                          $15,305,743
-------------------------------------------------------
CORPORATE BONDS - 14.8%
  BANKING - 4.6%
  570,000  MBNA, MTN (a)     6.58% 07/07/03 $   564,784
  540,000  Popular, Series 3,
           MTN               6.40% 08/25/00     538,560
-------------------------------------------------------
                                              1,103,344
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.1%
  500,000  SCANA,
           MTN (a)          6.813% 07/14/00     499,863
-------------------------------------------------------
  FINANCIAL SERVICES - 2.1%
  500,000  Potomac Capital
           Investment,
           144A              7.55% 11/19/01     501,257
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 0.6%
  150,000  Cox
           Communications   6.375% 06/15/00     150,148
-------------------------------------------------------
  REAL ESTATE - 2.1%
  500,000  Federal Realty
           Investment Trust,
           REIT             8.875% 01/15/00     500,253
-------------------------------------------------------
  RESTAURANTS - 1.0%
  239,000  ARA Services    10.625% 08/01/00     242,061
-------------------------------------------------------
  RETAILERS - 2.3%
  550,000  Dayton Hudson    10.00% 12/01/00     565,089
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $3,592,162)                           $ 3,562,015
-------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
  600,000  Federal Home
           Loan Bank         5.73% 01/14/00 $   597,326
  500,000  Federal Home
           Loan Mortgage
           Corportation,
           Series UB         6.00% 11/15/08     493,195
-------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (COST $1,100,764)               $ 1,090,521
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.5%
(COST $23,133,377) (B)                      $23,077,055
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.5%                     1,084,721
-------------------------------------------------------
NET ASSETS - 100.0%                         $24,161,776
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

37

  STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS CONTINUED




Notes to the Schedule of Investments:

(a) Interest rate shown reflects current rate on instrument with variable rate.
(b) The aggregate identified cost for federal income tax purposes is $23,133,377, resulting in gross unrealized appreciation and depreciation of $3,650 and $59,972, respectively, and net unrealized depreciation of $56,322.
144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $922,017, or 3.8% of net assets.

Sec. 4(2) - Securities offered pursuant to Section 4(2) of the Securities Act of
            1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. At December 31, 1999, these securities were valued at $1,559,443, or 6.5% of net assets.
MTN - Medium Term Note
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

38

  TOUCHSTONE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES
                                                             DECEMBER 31, 1999

                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND         FUND(E)
ASSETS:
Investments, at value
   (Note1)(a)       $14,297,997  $15,393,299    $8,023,032   $31,286,783  $35,584,213    $6,735,888   $18,078,830  $23,077,055
Cash                    332,115           --        39,203     1,142,975      684,758       320,743       880,807      903,916
Foreign currency (b)         --           --            --            --           --         2,391            --           --
Receivables for:
   Investments sold      22,738      142,567            --            --           --            --            --           --
   Fund shares sold       1,416        2,455           324            43          780           624             6           --
   Dividends              6,882        4,672            --        33,720       63,622         1,625        17,590           --
   Foreign tax reclaims      --        9,390            --           367        3,455            --         1,094           --
   Interest               2,556        1,017       230,899         5,983        3,475        35,096       247,247      100,729
Unrealized appreciation
   on foreign forward
   currency contracts        --           --            --            --           --           326            --           --
Receivable from
   Investment
   Advisor (Note 6)      94,851      168,044       164,514            --           --       152,264       120,542      111,499
------------------------------------------------------------------------------------------------------------------------------
     Total assets    14,758,555   15,721,444     8,457,972    32,469,871   36,340,303     7,248,957    19,346,116   24,193,199
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments
   purchased              1,730      142,185            --            --           --            --            --           --
   Fund shares
   redeemed               6,947        1,005         8,471            --        2,342         2,185           500        2,059
Unrealized depreciation
   on foreign forward
   currency contracts        --        1,049            --            --           --            --            --           --
Payable to Investment
   Advisor (Note 6)          --           --            --        68,346       96,816            --            --           --
Other accrued expenses   42,177       59,038        43,353        45,524      110,327        37,159        89,477       29,364
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities    50,854      203,277        51,824       113,870      209,485        39,344        89,977       31,423
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS(C)       $14,707,701  $15,518,167    $8,406,148   $32,356,001  $36,130,818    $7,209,613   $19,256,139  $24,161,776
------------------------------------------------------------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE, REDEMPTION VALUE AND OFFERING PRICE PER SHARE:
Net assets
  - Class A         $10,743,308  $ 9,043,060    $5,329,689   $31,807,545  $12,573,988    $4,248,477   $ 4,309,853  $24,161,776
Shares outstanding
  - Class A             633,546      547,386       778,365     2,702,538      871,043       356,241       455,338    2,445,173
Net asset value and
   redemption price per
   share -
   Class A          $     16.96   $    16.52    $     6.85   $     11.77  $     14.44    $    11.93   $      9.47  $      9.88
Offering price per share
   - Class A (d)    $     17.99   $    17.53    $     7.19   $     12.49  $     15.32    $    12.66   $      9.94  $      9.88
Net assets
  - Class C         $ 3,964,393   $6,475,107    $3,076,459   $   548,456  $ 2,108,577    $2,961,136   $   997,953  $        --
Shares outstanding
   - Class C            243,392      406,736       463,383        47,763      159,131       257,042       109,081           --
Net asset value, offering
   price and redemption
   price per share
   - Class C        $     16.29   $    15.92    $     6.64   $     11.48  $     13.25     $   11.52   $      9.15  $        --
Net assets
   - Class Y        $        --   $       --    $       --   $        --  $21,448,253     $      --   $13,948,333  $        --
Shares outstanding
   - Class Y                 --           --            --            --    1,074,730            --     1,067,830           --
Net asset value, offering
   price and redemption
   price per share
   - Class Y        $        --   $       --    $       --   $        --  $     19.96     $      --   $     13.06  $        --
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of
     investments
     of:            $10,763,136  $11,753,613    $8,063,401   $27,959,720  $35,784,363    $6,754,213   $19,069,654  $23,133,377
(b)  Cost of foreign
     currency of:   $        --  $        --    $       --   $        --  $        --    $    2,367   $        --  $        --
(c)  See the Statement of Changes in Net Assets for components of net assets.
(d)  The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).
(e)  The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

39

  TOUCHSTONE SERIES TRUST


STATEMENTS OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



                    TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                     EMERGING    INTERNATIONAL    INCOME        VALUE       GROWTH &     TOUCHSTONE   TOUCHSTONE      STANDBY
                      GROWTH        EQUITY      OPPORTUNITY     PLUS         INCOME       BALANCED       BOND         INCOME
                       FUND          FUND          FUND         FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME
(NOTE 1):
Interest income      $   29,477   $   12,301    $1,108,296    $   55,207   $   25,966    $  204,810    $1,261,883   $  709,187
Dividend income(a)       70,954      175,337            --       359,297      866,148        49,724        86,248           --
------------------------------------------------------------------------------------------------------------------------------
   Total investment
   income               100,431      187,638     1,108,296       414,504      892,114       254,534     1,348,131      709,187
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory
   fees (Note 3)         96,269      117,039        59,613       224,988      305,915        59,339       108,553       28,605
Sponsor fees (Note 3)    24,067       24,640        18,342        59,997       76,479        14,835        39,474       22,884
Custody, administration
   and fund accounting
   fees                  87,024      168,151        88,315        89,091      122,537        83,985       104,707       69,820
Transfer agent fees      95,027       92,283        94,610        58,906      103,972        88,008        75,287       65,195
Registration fees        16,660       23,623        22,123        25,029       22,299        22,965        20,949       14,511
Professional fees        11,638       11,406        12,608        19,383       22,951         9,891        15,018       10,203
Printing fees            24,855       28,768        23,797        48,287       51,569        19,285        22,974       24,749
Trustee fees                978          956         1,259         1,938        3,077           890         1,635        1,170
Distribution fees
   - Class A             21,608       17,648        14,568        73,078       34,869        10,887        11,783           --
Distribution fees
   - Class C             32,920       51,644        32,752         5,161       24,394        30,290        10,142           --
Amortization of
   organization costs     7,393        7,393         7,393            --        7,393         7,393         7,393        9,789
Miscellaneous             1,698        1,773         1,536         4,004        2,641         1,169           887        1,631
------------------------------------------------------------------------------------------------------------------------------
   Total expenses       420,137      545,324       376,916       609,862      778,096       348,937       418,802      248,557
   Reimbursement
   or waiver from
   Investment
   Advisor
   (Note 6)            (215,188)    (309,722)     (242,471)     (216,639)    (317,320)     (226,438)     (268,587)    (162,742)
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses         204,949      235,602       134,445       393,223      460,776       122,499       150,215       85,815
-------------------------------------------------------------------------------------------------------------------------------
Net investment
   income (loss)       (104,518)     (47,964)      973,851        21,281      431,338       132,035     1,197,916      623,372
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Investments        2,394,962    2,822,986    (3,040,680)    2,709,639      128,669       637,223      (347,955)     (46,908)
   Foreign currency
   transactions              --      (58,523)           --            --           --        (7,726)           --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,394,962    2,764,463    (3,040,680)    2,709,639      128,669       629,497      (347,955)     (46,908)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments        2,521,564    1,714,220     2,175,422     1,607,624      524,230      (106,165)   (1,153,862)     (58,658)
   Foreign currency
   translations              --       (1,369)           --            --           --           563            --           --
-------------------------------------------------------------------------------------------------------------------------------
                      2,521,564    1,712,851     2,175,422     1,607,624      524,230      (105,602)   (1,153,862)     (58,658)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND
   UNREALIZED
   GAIN (LOSS):       4,916,526    4,477,314      (865,258)    4,317,263      652,899       523,895    (1,501,817)    (105,566)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS        $4,812,008   $4,429,350    $  108,593    $4,338,544   $1,084,237    $  655,930    $ (303,901)  $  517,806
-------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax
     withholding of: $       --   $   17,180    $       --    $    1,830   $    2,936    $      368    $       --   $       --


The accompanying notes are an integral part of the financial statements.

40

  TOUCHSTONE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE INCOME
                                                       GROWTH FUND              EQUITY FUND           OPPORTUNITY FUND
                                               --------------------------------------------------------------------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                    1999        1998         1999         1998         1999        1998
OPERATIONS:
   Net investment income (loss)                 $ (104,518)  $  (27,765) $  (47,964)  $   (1,691)  $  973,851  $  714,488
   Net realized gain (loss)                      2,394,962      363,157   2,764,463      345,939   (3,040,680)   (670,556)
   Net change in unrealized appreciation
         (depreciation)                          2,521,564     (340,021)  1,712,851      643,481    2,175,422  (1,110,683)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                         4,812,008       (4,629)  4,429,350      987,729      108,593  (1,066,751)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                        --           --     (16,101)      (6,819)    (634,236)   (727,740)
         Class C                                        --           --          --           --     (341,850)         --
         Class Y                                        --           --          --           --           --          --
   Realized capital gains
         Class A                                (1,429,950)    (407,884)   (690,064)    (373,319)          --          --
         Class C                                  (532,042)          --    (511,346)          --           --          --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of net investment income
         Class A                                        --           --     (14,483)     (20,277)     (81,498)         --
         Class C                                        --           --          --           --      (45,806)         --
         Class Y                                        --           --          --           --           --          --
   Distributions in excess of realized capital gains
         Class A                                        --      (50,275)         --           --           --          --
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
   Return of capital distributions
         Class A                                        --           --          --           --           --     (56,290)
         Class C                                        --           --          --           --           --          --
         Class Y                                        --           --          --           --           --          --
-------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions            (1,961,992)    (458,159) (1,231,994)    (400,415)  (1,103,390)   (784,030)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)       3,284,020           --   5,226,105           --    3,798,163          --
   Capital Contribution - Class Y (Note 7)              --           --          --           --           --          --
   Proceeds from shares sold                     1,738,718    5,012,537   1,242,946    1,630,252    1,334,627   3,476,133
   Reinvestment of dividends and distributions   1,716,110      418,391   1,227,418      398,640      942,415     623,322
   Cost of shares redeemed                      (3,216,309)  (1,581,667) (2,251,174)    (501,457)  (3,332,584) (2,599,216)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share
         transactions                            3,522,539    3,849,261   5,445,295    1,527,435    2,742,621   1,500,239
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets       6,372,555    3,386,473   8,642,651    2,114,749    1,747,824    (350,542)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                           8,335,146    4,948,673   6,875,516    4,760,767    6,658,324   7,008,866
-------------------------------------------------------------------------------------------------------------------------------
   End of period                               $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                             $10,901,854   $7,715,214 $10,442,829   $5,804,081  $13,013,011  $8,978,000
   Undistributed (distributions in excess of)
         net investment income                          --           --      35,589      (32,893)    (117,424)         --
   Accumulated net realized gain (loss)            270,986      (47,580)  1,400,906       27,664   (4,449,070)   (909,681)
   Net unrealized appreciation (depreciation)    3,534,861      667,512   3,638,843    1,076,664      (40,369) (1,409,995)
-------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding $14,707,701   $8,335,146 $15,518,167   $6,875,516  $ 8,406,148  $6,658,324
-------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations: The Fund commenced operations on May 1, 1998.
(b) The Fund does not offer classes of shares. All Fund information is shown in the spaces corresponding to Class A.

The accompanying notes are an integral part of the financial statements.

41

  TOUCHSTONE SERIES TRUST

                                                            TOUCHSTONE VALUE          TOUCHSTONE GROWTH            TOUCHSTONE
                                                                PLUS FUND                & INCOME FUND            BALANCED FUND
                                                       -----------------------------------------------------------------------------
                                                           FOR THE      FOR THE       FOR THE     FOR THE      FOR THE      FOR THE
                                                         YEAR ENDED PERIOD ENDED(A) YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED
                                                        DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER
                                                            1999         1998          1999        1998         1999       31, 1998
OPERATIONS:
   Net investment income (loss)                         $   21,281  $   40,182    $  431,338   $  181,174   $  132,035  $   88,739
   Net realized gain (loss)                              2,709,639    (608,840)      128,669      220,365      629,497     225,430
   Net change in unrealized appreciation
         (depreciation)                                  1,607,624   1,699,825       524,230     (338,911)    (105,602)   (183,060)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                                 4,338,544   1,131,167     1,084,237       62,628      655,930     131,109
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                           (33,255)    (40,182)     (165,297)    (183,340)    (105,330)    (93,863)
         Class C                                                --          --        (7,313)          --      (36,471)         --
         Class Y                                                --          --      (261,137)          --           --          --
   Realized capital gains
         Class A                                          (638,617)         --       (24,828)    (304,181)    (324,326)   (185,895)
         Class C                                           (11,183)         --        (4,407)          --     (232,046)         --
         Class Y                                                --          --       (30,551)          --           --          --
   Distributions in excess of net investment income
         Class A                                                --          --        (2,012)      (6,836)          --     (11,391)
         Class C                                                --          --           (89)          --           --          --
         Class Y                                                --          --        (3,179)          --           --          --
   Distributions in excess of realized capital gains
         Class A                                                --          --            --      (70,773)          --          --
         Class C                                                --          --            --           --           --          --
         Class Y                                                --          --            --           --           --          --
   Return of capital distributions
         Class A                                                --      (3,702)     (969,080)     (13,429)          --          --
         Class C                                                --          --      (171,468)          --           --          --
         Class Y                                                --          --    (1,193,905)          --           --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                     (683,055)    (43,884)   (2,833,266)    (578,559)    (698,173)   (291,149)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)                 318,185          --     2,753,186           --    3,339,459          --
   Capital Contribution - Class Y (Note 7)                      --          --    20,868,632           --           --          --
   Proceeds from shares sold                             1,447,308  25,939,165     1,928,120   13,903,526      765,540   2,065,886
   Reinvestment of dividends and distributions             674,160      43,452     2,824,251      569,460      695,607     286,919
   Cost of shares redeemed                                (806,675)     (2,366)   (5,755,291)  (4,676,332)  (2,184,837)   (872,443)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions       1,632,978  25,980,251    22,618,898    9,796,654    2,615,769   1,480,362
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets               5,288,467  27,067,534    20,869,869    9,280,723    2,573,526   1,320,322
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                 $27,067,534 $        --   $15,260,949  $ 5,980,226   $4,636,087  $3,315,765
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                       $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                                 $27,595,607 $25,976,551   $36,332,300  $15,278,502   $7,083,151  $4,521,372
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                                  --          --         1,598           --       (3,313)      1,963
   Accumulated net realized gain (loss)                  1,433,331    (608,842)       (2,930)     (66,551)     149,136      74,357
   Net unrealized appreciation (depreciation)            3,327,063   1,699,825      (200,150)      48,998      (19,361)     38,395
------------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding         $32,356,001 $27,067,534   $36,130,818  $15,260,949   $7,209,613  $4,636,087


                                                           TOUCHSTONE            TOUCHSTONE STANDBY
                                                            BOND FUND              INCOME FUND(B)
                                                   ----------------------------------------------------
                                                        FOR THE     FOR THE      FOR THE      FOR THE
                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                    DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                           1999        1998         1999         1998
OPERATIONS:
   Net investment income (loss)                    $ 1,197,916   $  218,403  $  623,372   $  536,968
   Net realized gain (loss)                           (347,955)      66,845     (46,908)      15,437
   Net change in unrealized appreciation
         (depreciation)                             (1,153,862)      37,207     (58,658)       2,467
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
         from operations                              (303,901)     322,455     517,806      554,872
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
         Class A                                      (314,128)    (219,500)   (626,405)    (541,711)
         Class C                                       (63,775)          --          --           --
         Class Y                                      (832,231)          --          --           --
   Realized capital gains
         Class A                                           (31)     (53,127)         --       (2,087)
         Class C                                            (7)          --          --           --
         Class Y                                           (73)          --          --           --
   Distributions in excess of net investment income
         Class A                                        (1,716)      (4,091)         --           --
         Class C                                          (348)          --          --           --
         Class Y                                        (4,547)          --          --           --
   Distributions in excess of realized capital gain
         Class A                                            --           --          --           --
         Class C                                            --           --          --           --
         Class Y                                            --           --          --           --
   Return of capital distributions
         Class A                                       (33,705)          --          --           --
         Class C                                        (8,180)          --          --           --
         Class Y                                       (78,615)          --          --           --
----------------------------------------------------------------------------------------------------
   Total dividends and distributions               (1,337,356)    (276,718)   (626,405)    (543,798)
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
   Capital Contribution - Class C (Note 7)           1,139,586           --          --           --
   Capital Contribution - Class Y (Note 7)          14,150,014           --          --           --
   Proceeds from shares sold                         1,713,920    4,527,950  15,760,941    8,443,462
   Reinvestment of dividends and distributions       1,327,271      271,637     623,651      543,405
   Cost of shares redeemed                          (2,356,902)  (1,606,439) (3,371,225)  (6,343,864)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions  15,973,889    3,193,148  13,013,367    2,643,003
----------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets          14,332,632    3,238,885  12,904,768    2,654,077
----------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                             $ 4,923,507   $1,684,622 $11,257,008  $ 8,602,931
----------------------------------------------------------------------------------------------------
   End of period                                   $19,256,139   $4,923,507 $24,161,776  $11,257,008
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:                             $20,599,903   $4,840,284 $24,249,371  $11,238,577
   Paid-in capital
   Undistributed (distributions in excess of)
         net investment income                              --        3,657      16,536        7,490
   Accumulated net realized gain (loss)               (352,940)      10,547     (47,809)       8,605
   Net unrealized appreciation (depreciation)         (990,824)      69,019     (56,322)       2,336
----------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding     $19,256,139   $4,923,507 $24,161,776  $11,257,008

42

FINANCIAL HIGHLIGHTS

TOUCHSTONE SERIES TRUST


CLASS A
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                   TOUCHSTONE EMERGING GROWTH FUND
                                                                       -------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE     FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99    12/31/98     12/31/97      12/31/96  12/31/95
Net asset value, beginning of period                                   $  13.40      $13.85       $11.55        $11.52    $10.11
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (0.09)      (0.04)       (0.03)         0.01     (0.01)
Net realized and unrealized gain (loss) on investments                     6.18        0.37         3.71          1.20      2.29
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                        6.09        0.33         3.68          1.21      2.28
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --          --           --         (0.01)    (0.03)
   Realized capital gains                                                 (2.53)      (0.78)       (1.38)        (1.17)    (0.84)
   Return of capital                                                         --          --           --            --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (2.53)      (0.78)       (1.38)        (1.18)    (0.87)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  16.96     $13.40        $13.85        $11.55    $11.52
----------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        45.85%      2.57%        32.20%        10.56%    22.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $ 10,743     $8,335        $4,949        $2,873    $2,520
Ratios to average net assets:
   Expenses (b)                                                            1.50%      1.50%         1.50%         1.50%     1.50%
   Net investment income (loss)                                           (0.66)%    (0.41)%       (0.30)%       (0.12)%   (0.05)%
Portfolio turnover                                                           97%        78%          101%          117%      109%
----------------------------------------------------------------------------------------------------------------------------------


(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           3.29%      4.11%         5.94%         6.58%     7.09%
(c)  Amount rounds to less than $0.01.


The accompanying notes are an integral part of the financial statements.

43

TOUCHSTONE SERIES TRUST

                                                                                TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                                       -------------------------------------------------------------
                                                                           FOR THE     FOR THE    FOR THE     FOR THE      FOR THE
                                                                        YEAR ENDED  PERIOD ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                        12/31/99      12/31/98    12/31/97    12/31/96     12/31/95
Net asset value, beginning of period                                    $12.89         $11.41     $10.63      $ 9.58       $ 9.12
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.00(c)        0.00(c)    0.02        0.05         0.21
Net realized and unrealized gain (loss) on investments                    5.06           2.27       1.64        1.06         0.47
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       5.06           2.27       1.66        1.11         0.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.06)         (0.05)     (0.02)      (0.06)       (0.22)
   Realized capital gains                                                (1.37)         (0.74)     (0.86)         --           --
   Return of capital                                                        --             --         --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (1.43)         (0.79)     (0.88)      (0.06)       (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $16.52         $12.89     $11.41      $10.63      $  9.58
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                       39.50%         19.94%     15.57%      11.61%        5.29%
RATIOS AND SUPPLEMENTAL DATA:                                          -------------------------------------------------------------
Net assets at end of period (000s)                                      $9,043         $6,876     $4,761      $3,449      $ 2,617
Ratios to average net assets:
   Expenses (b)                                                           1.60%          1.60%      1.60%       1.60%        1.60%
   Net investment income (loss)                                          (0.08)%        (0.03)%     0.17%       0.42%        0.11%
Portfolio turnover                                                         155%           138%       151%         86%          90%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          4.11%          5.18%      7.07%       6.63%        7.30%
(c)  Amount rounds to less than $0.01.

                                                                                     TOUCHSTONE INCOME OPPORTUNITY FUND
                                                                   ----------------------------------------------------------------
                                                                         FOR THE     FOR THE     FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED PERIOD ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                         12/31/99    12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of period                                    $ 7.63      $ 9.89        $10.90      $ 9.83       $ 9.08
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.80        0.90          1.24        1.12         1.19
Net realized and unrealized gain (loss) on investments                   (0.68)      (2.18)        (0.23)       1.38         0.77
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       0.12       (1.28)         1.01        2.50         1.96
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (0.90)      (0.91)        (1.22)      (1.12)       (1.21)
   Realized capital gains                                                   --          --         (0.80)      (0.31)          --
   Return of capital                                                        --       (0.07)           --          --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        (0.90)      (0.98)        (2.02)      (1.43)       (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.85      $ 7.63        $ 9.89      $10.90       $ 9.83
------------------------------------------------------------------------------------------------------------------------------------
   Total return(a)                                                        1.16%     (13.77)%        9.49%      26.66%       23.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $5,330      $6,658        $7,009      $4,579       $1,369
Ratios to average net assets:
   Expenses (b)                                                           1.20%       1.20%         1.20%       1.20%        1.20%
   Net investment income (loss)                                          10.90%      10.02%        11.19%      11.29%       12.42%
Portfolio turnover                                                         227%        283%          270%        222%         120%
------------------------------------------------------------------------------------------------------------------------------------

(a) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets assets would have been as follows:
                                                                          3.84%       3.77%         4.07%       6.74%       11.03%
(c)  Amount rounds to less than $0.01.

44

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                                   TOUCHSTONE VALUE PLUS FUND(A)
                                                                                                   ----------------------------
                                                                                                        FOR THE      FOR THE
                                                                                                      YEAR ENDED  PERIOD ENDED
                                                                                                       12/31/99     12/31/98
Net asset value, beginning of period                                                                      $ 10.41    $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                                 0.01       0.02
Net realized and unrealized gain (loss) on investments                                                       1.60       0.41
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                          1.61       0.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                                    (0.01)     (0.02)
   Realized capital gains                                                                                   (0.24)       --
   Return of capital                                                                                           --       0.00(e)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                                           (0.25)     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $ 11.77    $ 10.41
---------------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                                                          15.51%      4.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                                                        $31,808    $27,068
Ratios to average net assets:
   Expenses(c)                                                                                               1.30%      1.30%(d)
   Net investment income (loss)                                                                              0.08%      0.25%(d)
Portfolio turnover                                                                                             60%        34%
---------------------------------------------------------------------------------------------------------------------------------



(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                                             2.02%     2.25%(d)
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


The accompanying notes are an integral part of the financial statements.


45

  TOUCHSTONE SERIES TRUST

                                                                   TOUCHSTONE GROWTH & INCOME FUND
                                                           ----------------------------------------------------------
                                                                 FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                               YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                            $ 15.47    $ 15.06    $14.03     $13.14     $10.02
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       0.17       0.19      0.09       0.12       0.05
Net realized and unrealized gain (loss) on investments             0.21       0.84(f)   2.78       2.12       3.46
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                0.38       1.03      2.87       2.24       3.51
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (0.20)     (0.20)    (0.11)     (0.12)     (0.16)
   Realized capital gains                                         (0.03)     (0.40)    (1.73)     (1.23)     (0.23)
   Return of capital                                              (1.18)     (0.02)       --         --         --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 (1.41)     (0.62)    (1.84)     (1.35)     (0.39)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 14.44    $ 15.47    $15.06     $14.03     $13.14
--------------------------------------------------------------------------------------------------------------------------
   Total return(b)                                                 2.53%      6.87%    20.70%     16.95%     35.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                              $12,574    $15,261    $5,980     $3,659     $1,500
Ratios to average net assets:
   Expenses(c)                                                     1.30%      1.30%     1.30%      1.30%      1.30%
   Net investment income (loss)                                    1.04%      1.50%     0.67%      0.55%      0.56%
Portfolio turnover                                                  66%         64%      170%        92%       102%
--------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                    2.13%      2.70%     4.34%      5.31%     16.35%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.



                                                                        TOUCHSTONE BALANCED FUND
                                                            ------------------------------------------------------
                                                              FOR THE    FOR THE    FOR THE    FOR THE    FOR THE
                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                              12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
Net asset value, beginning of period                          $12.09     $12.42     $12.48     $11.34     $ 9.97
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.27       0.25       0.27       0.30       0.31
Net realized and unrealized gain (loss) on investments          0.76       0.23       2.09       1.59       1.99
------------------------------------------------------------------------------------------------------------------
   Total from investment operations                             1.03       0.48       2.36       1.89       2.30
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.31)     (0.30)     (0.30)     (0.30)     (0.33)
   Realized capital gains                                      (0.88)     (0.51)     (2.12)     (0.45)     (0.60)
   Return of capital                                              --         --         --         --         --
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.19)     (0.81)     (2.42)     (0.75)     (0.93)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.93     $12.09     $12.42     $12.48     $11.34
------------------------------------------------------------------------------------------------------------------
   Total return(b)                                              9.61%      3.98%     19.25%     16.86%     23.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                            $4,248     $4,636     $3,316     $2,085     $1,502
Ratios to average net assets:
   Expenses(c)                                                  1.35%      1.35%      1.35%      1.35%      1.35%
   Net investment income (loss)                                 2.09%      2.11%      2.07%      2.19%      2.39%
Portfolio turnover                                                70%        59%       120%        88%       121%
------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1998.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                4.40%      4.93%      7.53%      8.52%      9.83%
(d)  Ratios are annualized.
(e)  Amount rounds to less than $0.01.
(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

46

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS

CLASS A - CONTINUED
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                             TOUCHSTONE BOND FUND
                                                                     ------------------------------------------------------------
                                                                               FOR THE   FOR THE    FOR THE    FOR THE   FOR THE
                                                                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                                                               12/31/99  12/31/98   12/31/97   12/31/96  12/31/95
Net asset value, beginning of period                                           $10.39     $10.22    $10.17    $10.61    $ 9.88
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.59       0.55      0.61      0.71      0.56
Net realized and unrealized gain (loss) on investments                          (0.76)      0.30      0.11     (0.43)     1.07
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                       (0.17)      0.85      0.72      0.28      1.63
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.68)     (0.57)    (0.66)    (0.70)    (0.86)
   Realized capital gains                                                       --         (0.11)    (0.01)    (0.02)    (0.04)
   Return of capital                                                            (0.07)     --        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (0.75)     (0.68)    (0.67)    (0.72)    (0.90)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 9.47     $10.39    $10.22    $10.17    $10.61
----------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                        (1.68)%     8.56%     7.30%     2.85%    16.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                             $4,310     $4,924    $1,685    $  821     $ 523
Ratios to average net assets:
   Expenses(b)                                                                   0.90%      0.90%     0.90%     0.90%     0.90%
   Net investment income (loss)                                                  5.92%      5.68%     6.08%     6.01%     6.21%
Portfolio turnover                                                                 57%       170%       88%       64%       78%
----------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 2.26%      4.13%     7.13%    13.61%    29.29%
(c)  Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

47

  TOUCHSTONE SERIES TRUST


                                                                                TOUCHSTONE STANDBY INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                         FOR THE     FOR THE      FOR THE    FOR THE    FOR THE
                                                                       YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
                                                                        12/31/99     12/31/98    12/31/97    12/31/96   12/31/95
Net asset value, beginning of period                                     $ 9.98      $  9.97     $ 9.98       $10.01     $10.03
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.54         0.52       0.51         0.46      0.55
Net realized and unrealized gain (loss) on investments                    (0.10)        0.01         --         0.01     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                  0.44         0.53       0.51         0.47      0.53
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (0.54)       (0.52)     (0.52)       (0.50)    (0.55)
   Realized capital gains                                                    --        (0.00)(c)     --           --        --
   Return of capital                                                         --           --         --           --        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                         (0.54)       (0.52)    (0.52)        (0.50)    (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 9.88      $  9.98    $ 9.97        $  9.98    $10.01
------------------------------------------------------------------------------------------------------------------------------------
         Total return(a)                                                   4.56%        5.49%     5.21%         4.80%     5.71%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                      $24,162      $11,257    $8,603        $6,456    $5,910
Ratios to average net assets:
   Expenses(b)                                                             0.75%        0.75%     0.75%         0.75%     0.75%
   Net investment income (loss)                                            5.46%        5.17%     5.14%         4.88%     5.32%
Portfolio turnover                                                           65%         683%      285%           20%      142%
------------------------------------------------------------------------------------------------------------------------------------

(a)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(b)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                           2.17%        2.37%     3.51%          2.80%    2.80%
(c)  Amount rounds to less than $0.01.


48

  TOUCHSTONE SERIES TRUST

FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999


CLASS C (A)
SELECTED DATA FOR A SHARE OUTSTANDING:
                                           TOUCHSTONE              TOUCHSTONE
                                            EMERGING  TOUCHSTONE     INCOME      TOUCHSTONE  TOUCHSTONE  TOUCHSTONE
                                            GROWTH   INTERNATIONAL OPPORTUNITY   VALUE PLUS   GROWTH &    BALANCE      TOUCHSTONE
                                             FUND     EQUITY FUND     FUND          FUND     INCOME FUND   FUND         BOND FUND
                                           --------------------------------------------------------------------------------------
Net asset value, beginning
  of period                                $13.04       $12.51       $ 7.42        $10.26       $14.26       $11.65       $10.08
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                (0.19)       (0.11)        0.72         (0.07)        0.04         0.17         0.51
Net realized and unrealized
  gain (loss) on investments                 5.97         4.89        (0.66)         1.53         0.21         0.73        (0.75)
---------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations       5.78         4.78         0.06          1.46         0.25         0.90        (0.24)
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
   Net investment income                       --           --        (0.84)           --        (0.05)       (0.15)       (0.62)
   Realized capital gains                   (2.53)       (1.37)          --         (0.24)       (0.03)       (0.88)          --
   Return of capital                           --           --           --            --        (1.18)          --        (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions           (2.53)       (1.37)       (0.84)        (0.24)       (1.26)       (1.03)       (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.29       $15.92       $ 6.64        $11.48       $13.25       $11.52       $ 9.15
---------------------------------------------------------------------------------------------------------------------------------
         Total return(b)                    44.86%       38.44%        0.49%        14.24%        1.80%        8.78%       (2.41)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $3,964       $6,475       $3,076        $  548       $2,109       $2,961       $  998
Ratios to average net assets(c)
   Expenses                                  2.25%        2.35%        1.95%         2.05%        2.05%        2.10%        1.65%
Net investment income (loss)                (1.41)%      (0.81)%      10.14%        (0.65)   %    0.30%        1.33%        5.18%
Portfolio turnover                             97%         155%         227%           60%          99%          70%         120%
---------------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                             4.03%        4.86%        4.59%         2.76%        2.87%        5.15%        3.01%


The accompanying notes are an integral part of the financial statements.

49

  TOUCHSTONE SERIES TRUST


FINANCIAL HIGHLIGHTS
                                            FOR THE YEAR ENDED DECEMBER 31, 1999



CLASS Y (A)
SELECTED DATA FOR A SHARE OUTSTANDING:



                                                                      TOUCHSTONE GROWTH                  TOUCHSTONE
                                                                         & INCOME FUND                    BOND FUND
                                                                     --------------------           --------------------
Net asset value, beginning of period                                   $        20.87                 $        14.15
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.23                           0.64
Net realized and unrealized gain (loss) on investments                           0.34                          (0.84)
------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                        0.57                          (0.20)
------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.26)                         (0.82)
   Realized capital gains                                                       (0.03)                            --
   Return of capital                                                            (1.19)                         (0.07)
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (1.48)                         (0.89)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $        19.96                 $        13.06
------------------------------------------------------------------------------------------------------------------------
   Total return (b)                                                              2.71%                         (1.44)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                     $       21,448                 $       13,948
Ratios to average net assets (c)
   Expenses                                                                      1.05%                          0.65%
   Net investment income (loss)                                                  1.28%                          6.18%
Portfolio turnover                                                                 99%                           120%
------------------------------------------------------------------------------------------------------------------------


(a)  The Class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 6)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                 1.88%                          2.01%

The accompanying notes are an integral part of the financial statements.

50

  TOUCHSTONE SERIES TRUST


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Touchstone Series Trust (the "Trust"), formerly Select Advisors Trust A, was organized as a Massachusetts business trust on February 7, 1994 and is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Trust consists of eight Funds, each having distinct investment objectives and policies: Touchstone Emerging Growth Fund ("Emerging Growth Fund"), Touchstone International Equity Fund ("International Equity Fund"), Touchstone Income Opportunity Fund ("Income Opportunity Fund"), Touchstone Value Plus Fund ("Value Plus Fund"), Touchstone Growth & Income Fund ("Growth & Income Fund"), Touchstone Balanced Fund ("Balanced Fund"), Touchstone Bond Fund ("Bond Fund") and Touchstone Standby Income Fund ("Standby Income Fund") (each a "Fund" and collectively, the "Funds").

Each Fund, other than the Growth & Income Fund, Bond Fund and Standby Income Fund, is divided into two classes of shares: class A shares ("Class A Shares") and class C shares ("Class C Shares"). Each class of shares charges different sales charges and distribution or service fees. The amount of sales charges and other fees you pay will depend on which class of shares you own. The Growth & Income Fund and the Bond Fund also offer class Y shares ("Class Y Shares"), which are not available for sale to the public. The Standby Income Fund does not offer classes of shares and it does not charge sales charges, distribution fees or service fees.

As of December 31, 1999, Touchstone Advisors, Inc., an indirect subsidiary of the Western-Southern Life Assurance Company ("Western-Southern"), and Western-Southern together owned 20.6%, 4.8%, 6.8%, 1.5%, 48.6%, 7.0% and 40.6%
of the outstanding Class A Shares and 0.1%, 0.1%, 0.1%, 0%, 0.2%, 0%, and 0% of the outstanding Class C Shares of the Emerging Growth Fund, the International Equity Fund, the Income Opportunity Fund, the Value Plus Fund, the Growth & Income Fund, the Balanced Fund, and the Bond Fund, respectively. Touchstone Advisors, Inc. and Western-Southern owned 6.3% of the outstanding shares of the Standby Income Fund as of December 31, 1999.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

51

  TOUCHSTONE SERIES TRUST

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Income Opportunity Fund and the Bond Fund is declared as dividends and paid monthly. Substantially all of the net investment income of the Value Plus Fund and the Balanced Fund is declared as dividends and paid quarterly. Substantially all of the net investment income of the Growth & Income Fund is currently declared as dividends and paid quarterly. For the months of January 1999 through March 1999, the Growth & Income Fund declared and paid dividends monthly. Substantially all of the net investment income of the Emerging Growth Fund and the International Equity Fund is declared as dividends and paid annually. It is the policy of the Standby Income Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain or loss from the Funds may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ORGANIZATION EXPENSE. Organization expenses attributable to the Funds were deferred and are being amortized by each Fund on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or any other then-current holder

52

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


of the organizational seed capital shares ("Initial Shares") of the Fund will be reduced by a portion of any unamortized organization expenses of the Fund, determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund then outstanding after taking into account any prior redemptions of the Initial Shares of the Fund. The amount of such reduction in excess of the unamortized organization expenses of the Fund, if any, shall be contributed by the Fund.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Therefore, no provision has been made for federal income taxes. It is intended that each Fund's assets will be managed in such a way that an investor in the Fund will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of December 31, 1999, the following Funds had the following open forward foreign currency and spot contracts:



                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive     In Exchange For     Value      (Depreciation)
Balanced Fund:
Sales                       02/01/2000            GBP  41,520           $ 68,124      $  67,069       $ 1,055
                            03/13/2000            ZAR 565,000             91,141         91,870          (729)
-----------------------------------------------------------------------------------------------------------------
                                                                                                       $  326
-----------------------------------------------------------------------------------------------------------------
GBP Great Britain Pound
ZAR South African Rand



53

  TOUCHSTONE SERIES TRUST


                                                                                                     Unrealized
                                                 Contracts to                                       Appreciation/
Portfolio Name             Maturity Date        Deliver/Receive      In Exchange For     Value      (Depreciation)
International Equity Fund:
Sales                       01/04/2000            EUR 141,036           $143,222       $142,229       $  (993)
                            01/04/2000            GBP  88,271            142,514        142,570           (56)
                            01/04/2000            ZAR     893                145            145            --
-----------------------------------------------------------------------------------------------------------------
                                                                                                      $(1,049)
-----------------------------------------------------------------------------------------------------------------
EUR European Monetary Unit (Euro)
GBP Great Britain Pound
ZAR  South African Rand


REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Fund Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 100% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a class are charged to that class. Other expenses of each Fund are further allocated to each class of shares based on their relative net asset values.


2. RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Some of the Funds may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

54

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), an indirect subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1999, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Fund.



           Emerging  International  Income      Value     Growth &                            Standby
            Growth      Equity    Opportunity   Plus       Income     Balanced     Bond       Income
             Fund        Fund        Fund       Fund        Fund        Fund       Fund        Fund
Rate         0.80%       0.95%       0.65%      0.75%       0.80%       0.80%      0.55%       0.25%
-------------------------------------------------------------------------------------------------------


Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1999, the following sub-advisory agreements were in place:

EMERGING GROWTH FUND
David L. Babson & Company, Inc.                0.50%
Westfield Capital Management Company, Inc.     0.45% on the first $10 million
                                               0.40% on the next $40 million
                                               0.35% thereafter
INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management                 0.85% on the first $30 million
                                               0.80% on the next $20 million
                                               0.70% on the next $20 million
                                               0.60% thereafter
INCOME OPPORTUNITY FUND
Alliance Capital Management L.P.               0.40% on the first $50 million
                                               0.35% on the next $20 million
                                               0.30% on the next $20 million
                                               0.25% thereafter
VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.      0.45%

GROWTH & INCOME FUND
Scudder Kemper Investments, Inc.               0.50% on the first $150 million
                                               0.45% thereafter
BALANCED FUND
OpCap Advisors, Inc.                           0.60% on the first $20 million*
                                               0.50% on the next $30 million*
                                               0.40% thereafter*
BOND FUND
Fort Washington Investment Advisors, Inc.      0.30%

STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.      0.15%

* Includes assets of the Balanced Fund of the Trust and the Balanced Fund of the Touchstone Variable Series Trust (for which OpCap Advisors, Inc. also acts in a sub-advisory capacity).

Fort Washington Investment Advisors, Inc., is an affiliate of the Advisor.

55

  TOUCHSTONE SERIES TRUST


DISTRIBUTION AND SERVICE PLAN. Under the Trust's Distribution and Service Plan in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), an indirect subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Under the Distribution Plan, Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund to finance activity that is principally intended to result in the sale of Class C Shares of the Fund. Under the Service Plan, Class A Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund for the provision of certain services to the holders of Class A Shares and Class C Shares.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 1999. In the last amendment to the Sponsor Agreement, the Advisor also agreed to continue to waive all fees until April 30, 2000. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Trust and from Touchstone Variable Series Trust which is included in a separate annual report. For the year ended December 31, 1999 the Trust incurred $11,903 in Trustee fees which was prorated to each Fund.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES
Investment transactions (excluding purchases and sales of U.S. government agency obligations and excluding short-term investments) for the year ended December 31, 1999 were as follows:


                                 Cost of Purchases        Proceeds from Sales

    Emerging Growth Fund             $10,881,802              $12,034,258
    International Equity Fund         18,436,152               18,763,995
    Income Opportunity Fund           19,695,435               21,307,289
    Value Plus Fund                   17,640,821               17,077,526
    Growth & Income Fund              24,461,076               28,062,562
    Balanced Fund                      4,405,934                5,713,658
    Bond Fund                          4,177,018                3,033,546
    Standby Income Fund                9,405,343                4,215,180


The following Funds had transactions in U.S. government and U.S. government agency obligations:

                                  Cost of Purchases        Proceeds from Sales
     Growth & Income Fund              $ 520,576             $    384,660
     Balanced Fund                       536,732                  445,979
     Bond Fund                         6,855,778                7,675,939
     Standby Income Fund               1,117,792                1,165,442

56

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


5. RESTRICTED SECURITIES

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1999, the Bond Fund held restricted securities valued by the trustees of the Trust at $699,034, representing 3.63% of net assets. Acquisition date and cost of each are as follows:

                                       Acquisition Date                  Cost

Mercantile Safe Deposit                    3/28/85                     $ 49,459
Central America, Series F                   8/1/86                      139,864
Central America, Series G                   8/1/86                      139,864
Central America, Series H                   8/1/86                      139,864
Republic of Honduras, Series C              5/1/88                      122,571
Republic of Honduras, Series D              5/1/88                      139,689

The Bond Fund received these securities from The Western & Southern Life Insurance Company Separate Account A on October 4, 1994, in exchange for a proportionate interest in the Bond Portfolio. As part of a subsequent reorganization, these securities were redeemed in kind and acquired by the Bond Fund. (Note 7)


6. EXPENSE REIMBURSEMENTS

The Sponsor has agreed to reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annual basis, than the percentage of average daily net assets of the Fund listed below for the year ended December 31, 2000.

                            Emerging International Income      Value    Growth &                          Standby
                             Growth     Equity   Opportunity   Plus      Income    Balanced     Bond      Income
                              Fund       Fund       Fund       Fund       Fund       Fund       Fund       Fund
Voluntary Expense Limit -
            Class A           1.50%      1.60%      1.20%      1.30%      1.30%      1.35%      0.90%      0.75%
Voluntary Expense Limit -
            Class C           2.25%      2.35%      1.95%      2.05%      2.05%      2.10%      1.65%       --
Voluntary Expense Limit -
            Class Y            --         --         --         --        1.05%       --        0.65%       --
Aggregate Amount of
Reimbursement to Fund       $215,188   $309,722   $242,471   $216,639   $317,320   $226,438   $268,587   $162,742
-----------------------------------------------------------------------------------------------------------------


7. CAPITAL CONTRIBUTION

Effective immediately after the close of business on December 31, 1998, each series of Select Advisors Trust C and each series of Select Advisors Trust A withdrew its assets (net of liabilities) from the corresponding series of Select Advisors Portfolios. Each Select Advisors Trust A Fund then acquired all of the assets (net of the liabilities) of the corresponding Select Advisors Trust C Fund in a tax-free exchange for Class C shares of such Select Advisors Trust A Fund. In addition, where applicable, The Western & Southern Life Insurance Company Separate Account A, in a taxable exchange, withdrew its assets from each Portfolio of Select Advisors Portfolios in which it invested and reinvested such assets in Class Y shares of the corresponding Select Advisors Trust A Fund. Select Advisors Trust A was renamed Touchstone Series Trust at the time of these transactions. Thus, an initial capital contribution to each Fund of Touchstone Series Trust equal to the amount of the respective Select Advisors Trust C Fundand The Western & Southern Life Insurance Company Separate Account A's net assets was made at that time.

57

  TOUCHSTONE SERIES TRUST

The following is a summary by Fund of unrealized appreciation (depreciation) acquired from each series of Select Advisors Trust C as of the acquisition date, as well as the number of shares issued from each class from the transaction:

Touchstone                     Unrealized         Class C          Class Y
Series Trust Fund             Appreciation/       Shares           Shares
(Survivor Fund)              (Depreciation)       Issued           Issued
--------------                ------------     ------------     -------------
Emerging Growth                  $345,785         $251,885
International Equity              849,328          417,774                --
Income Opportunity               (805,796)         511,577                --
Value Plus                         19,614           31,018                --
Growth & Income                    91,423          193,065         1,000,000
Balanced                           47,846          286,552                --
Bond                               20,632          113,070         1,000,000

As of January 1, 1999, the Income Opportunity Fund had a capital loss carryover of $495,541. There is an annual limitation of $178,514 on this capital loss carry-forward.


8. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows for the following periods and classes of each Fund:


TOUCHSTONE EMERGING GROWTH FUND

                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               97,013      $  1,411,794    343,695        $5,012,537
   Reinvestment of dividends and
   distributions                             71,583        1,184,076     32,355           418,391
-------------------------------------------------------------------------------------------------------
                                            168,596         2,595,870    376,050         5,430,928
   Shares redeemed                         (157,019)       (2,291,937)  (111,410)       (1,581,667)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   11,577       $   303,933    264,640        $3,849,261
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,001        $  326,924         --        $       --
   Reinvestment of dividends and
   distributions                             33,503          532,034          --                --
-------------------------------------------------------------------------------------------------------
                                             56,504           858,958         --                --
   Shares redeemed                          (64,997)         (924,372)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (8,493)        $ (65,414)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999          December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               70,684        $  940,653    123,496        $1,630,252
   Reinvestment of dividends and
   distributions                             44,305           716,077     30,828           398,640
-------------------------------------------------------------------------------------------------------
                                            114,989         1,656,730    154,324         2,028,892
   Shares redeemed                         (100,888)       (1,381,046)   (38,129)         (501,457)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   14,101        $  275,684    116,195        $1,527,435
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,528        $  302,293         --        $       --
   Reinvestment of dividends and
   distributions                             32,842           511,341         --                --
-------------------------------------------------------------------------------------------------------
                                             56,370           813,634         --                --
   Shares redeemed                          (67,408)         (870,128)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (11,038)       $  (56,494)        --        $       --
-------------------------------------------------------------------------------------------------------

58

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED

TOUCHSTONE INCOME OPPORTUNITY FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999            December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              134,505       $   986,761    374,781      $  3,476,133
   Reinvestment of dividends and
     distributions                           86,330           618,750     71,619           623,322
-------------------------------------------------------------------------------------------------------
                                            220,835         1,605,511    446,400         4,099,455
   Shares redeemed                         (314,603)       (2,302,822)  (283,285)       (2,599,216)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (93,768)      $  (697,311)   163,115      $  1,500,239
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               48,569       $   347,865         --      $         --
   Reinvestment of dividends and
     distributions                           46,506           323,665         --                --
-------------------------------------------------------------------------------------------------------
                                             95,075           671,530         --                --
   Shares redeemed                         (143,269)       (1,029,761)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (48,194)      $  (358,231)        --      $         --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE VALUE PLUS FUND
                                                     Year Ended                  Period Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               88,299       $   988,307  2,605,472       $25,939,165
   Reinvestment of dividends and
     distributions                           56,984           663,608      4,677            43,452
-------------------------------------------------------------------------------------------------------
                                            145,283         1,651,915  2,610,149        25,982,617
   Shares redeemed                          (43,587)         (508,020)    (9,307)           (2,366)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  101,696       $ 1,143,895  2,600,842       $25,980,251
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               43,709       $   459,000         --       $        --
   Reinvestment of dividends and
     distributions                              928            10,553         --                --
-------------------------------------------------------------------------------------------------------
                                             44,637           469,553         --                --
   Shares redeemed                          (27,892)         (298,655)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   16,745       $   170,898         --       $        --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE GROWTH & INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               86,582       $ 1,384,357    840,694       $13,903,526
   Reinvestment of dividends and
     distributions                           80,184         1,155,576     36,887           569,460
-------------------------------------------------------------------------------------------------------
                                            166,766         2,539,933    877,581        14,472,986
   Shares redeemed                         (282,426)       (4,495,609)  (287,905)       (4,676,332)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                 (115,660)      $(1,955,676)   589,676       $ 9,796,654
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               36,922         $ 543,763         --       $        --
   Reinvestment of dividends and
   distributions                             13,727           179,904         --                --
-------------------------------------------------------------------------------------------------------
                                             50,649           723,667         --                --
   Shares redeemed                          (84,583)       (1,259,682)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (33,934)      $  (536,015)        --       $        --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --         $      --         --       $        --
   Reinvestment of dividends and
   distributions                             74,730         1,488,771         --                --
-------------------------------------------------------------------------------------------------------
                                             74,730         1,488,771         --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   74,730       $ 1,488,771         --       $        --
-------------------------------------------------------------------------------------------------------

59

  TOUCHSTONE SERIES TRUST

TOUCHSTONE BALANCED FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                               41,173       $   513,685    161,051        $2,065,886
   Reinvestment of dividends and
   distributions                             35,999           427,794     23,854           286,919
-------------------------------------------------------------------------------------------------------
                                             77,172           941,479    184,905         2,352,805
   Shares redeemed                         (104,320)       (1,306,240)   (68,591)         (872,443)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (27,148)     $   (364,761)   116,314        $1,480,362
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               20,873      $    251,855         --        $
   distributions                             23,421           267,813         --                --
-------------------------------------------------------------------------------------------------------
                                             44,294           519,668         --                --
   Shares redeemed                          (73,804)         (878,597)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (29,510)     $   (358,929)        --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE BOND FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding (Class A):
   Shares sold                              137,197      $  1,368,199    436,841        $4,527,950
   Reinvestment of dividends and
   distributions                             34,756           341,765     26,120           271,637
-------------------------------------------------------------------------------------------------------
                                            171,953         1,709,964    462,961         4,799,587
   Shares redeemed                         (190,712)       (1,898,035)  (153,703)       (1,606,439)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (18,759)     $   (188,071)   309,258        $3,193,148
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               35,660      $    345,721         --        $       --
   Reinvestment of dividends and
     distributions                            7,353            70,040         --                --
-------------------------------------------------------------------------------------------------------
                                             43,013           415,761         --                --
   Shares redeemed                          (47,002)         (458,867)        --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   (3,989)      $   (43,106)        --        $       --
-------------------------------------------------------------------------------------------------------
Shares Outstanding (Class Y):
   Shares sold                                   --       $        --         --        $       --
   Reinvestment of dividends and
   distributions                             67,830           915,466         --                --
-------------------------------------------------------------------------------------------------------
                                             67,830                           --                --
   Shares redeemed                               --                --         --                --
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   67,830           915,466         --        $       --
-------------------------------------------------------------------------------------------------------


TOUCHSTONE STANDBY INCOME FUND
                                                     Year Ended                   Year Ended
                                                  December 31, 1999           December 31, 1998
                                              Shares           Amount      Shares            Amount
Shares Outstanding:
   Shares sold                            1,593,735       $15,760,608    846,688        $8,443,462
   Reinvestment of dividends and
   distributions                             62,866           623,984     54,478           543,405
-------------------------------------------------------------------------------------------------------
                                          1,656,601        16,384,592    901,166         8,986,867
   Shares redeemed                         (339,513)       (3,371,225)  (635,946)       (6,343,864)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                1,317,088       $13,013,367    265,220        $2,643,003
-------------------------------------------------------------------------------------------------------

60

  TOUCHSTONE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS CONTINUED


9. SUBSEQUENT EVENT

On February 15, 2000, the Board of Trustees of Touchstone Series Trust (the "Trust") approved an Agreement and Plan of Reorganization (the "CST Agreement") between the Trust and Countrywide Strategic Trust (the "Strategic Trust"). Pursuant to the CST Agreement, Touchstone Emerging Growth Fund and Touchstone International Equity Fund will be merged into separate new series of Strategic Trust. In addition, Touchstone Value Plus Fund and Touchstone Growth & Income Fund will be merged into one new series of Strategic Trust. On the same date, the Trust's Board of Trustees approved an Agreement and Plan of Reorganization (the "CIT Agreement") between the Trust and Countrywide Investment Trust ("Investment Trust"). Pursuant to the CIT Agreement, Touchstone Bond Fund will be merged into Intermediate Bond Fund of Investment Trust. Each merger is subject to approval by the shareholders of the relevant Touchstone Fund.

As of the effective time of the reorganization, each of the Touchstone Funds that has received shareholder approval (each an "Acquired Fund") will transfer all of its assets, subject to liabilities, to the corresponding Countrywide Fund (each an "Acquiring Fund") in exchange solely for shares of the Acquiring Fund. As soon as practicable after the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund received in the exchange. After the reorganization, a shareholder of an Acquired Fund will own shares of the corresponding class of the Acquiring Fund equal in value to the shares of the Acquired Fund owned by the shareholder before the reorganization.

The mergers are part of the consolidation of the Touchstone and Countrywide mutual fund complexes resulting from the acquisition by Fort Washington Investment Advisors, Inc., an affiliate of the Advisor, of all of the outstanding stock of the parent of Countrywide Investments, Inc. which serves as the investment advisor to each fund in the Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust. In connection with this consolidation, it is anticipated that the following Touchstone Funds will be terminated: Touchstone Income Opportunity Fund, Touchstone Balanced Fund and Touchstone Standby Income Fund. When the consolidation is completed and all assets of the Trust have been transferred in a merger or distributed to shareholders, the Trust will be terminated.


FEDERAL TAX INFORMATION (UNAUDITED)

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration date noted:

                                        Amount                   Expiration Date
                                       --------                   --------------
Income Opportunity Fund               $1,324,985*                  12/31/2006
                                       2,842,233                   12/31/2007
Bond Fund                                286,914                   12/31/2007
Standby Income Fund                       45,214                   12/31/2007

* $495,541 of which the Fund is limited to using no more than $178,514 per year.

61

  TOUCHSTONE SERIES TRUST

>From November 1, 1999 to December 31, 1999, the following Funds incurred the following net realized losses. The Funds intend to elect to defer these losses and treat them arising on January 1, 2000:

                                                                      Amount
                                                                     --------
International Equity Fund                                            $ 13,062
Income Opportunity Fund                                               272,855
Balanced Fund                                                           2,301
Bond Fund                                                              66,026
Standby Income Fund                                                     2,595

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 1999 qualified for the dividends received deduction, as follows:

                                                                     Amount
                                                                    --------
Value Plus Fund                                                         100%
Growth & Income Fund                                                    100%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains:

                                                      Capital Gains Dividend
                                                      ----------------------
Emerging Growth Fund                                           $287,366
International Equity Fund                                       747,674
Value Plus Fund                                                 515,377
Growth & Income Fund                                             59,785
Balanced Fund                                                   518,705
Bond Fund                                                           111

The Touchstone International Equity Fund paid foreign taxes of $17,180, or $0.02 per share, and the Fund recognized $189,795, or $0.20 per share, of foreign source income during the year ended December 31, 1999.

62

  TOUCHSTONE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS TOUCHSTONE SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Touchstone Series Trust (comprised of Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund, and Standby Income
Fund) (the Funds) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for the year ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the years or periods ended December 31, 1998 and the financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Touchstone Series Trust as of December 31, 1999, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP
Cincinnati, Ohio
February 16, 2000

63

  TOUCHSTONE SERIES TRUST

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA

A special meeting of the shareholders of Touchstone Growth & Income Fund (the "Fund") of Touchstone Series Trust was held on January 28, 1999. At the meeting, the shareholders of the Fund voted on a proposal to approve a new sub-advisory agreement between Touchstone Advisors, Inc., the investment advisor to the Fund (the "Advisor"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), pursuant to which Scudder Kemper would act as sub-advisor with respect to the assets of the Fund. The result of the votes taken among shareholders on the proposal is listed below:

695,166.656 shares were represented in person or by proxy, or 62.06% of the outstanding shares of the Fund.

                                 # of Shares Voted            % of Shares Voted

Affirmative                        691,843.016                     99.52%
Against                                614.369                      0.09%
Abstain                              2,709.271                      0.39%
                  TOTAL            695,166.656                    100.00%

The new agreement replaced the portfolio advisory agreement dated September 7, 1998 and is identical in all substantive respects to that portfolio advisory agreement, except for different effective and termination dates.

    ANNUAL
    REPORT

MARCH 31, 2000

                                                                    UTILITY FUND

                                                                     EQUITY FUND

                                                               GROWTH/VALUE FUND

                                                          AGGRESSIVE GROWTH FUND

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund's total returns for the fiscal year ended March 31, 2000 (excluding the impact of applicable sales loads) were 18.07% and 17.16% for Class A and Class C shares respectively.

Market fundamentals for fiscal 2000 bore remarkable similarity to the previous year. Inflation was remarkably tame given strong domestic growth. Record low unemployment, high consumer confidence and gains in real wages contributed to robust consumer spending. As witnessed in 1999, stock market gains were very narrow. Much to the chagrin of value managers, investors gorged on the growth stocks of the technology and telecommunications industries. As before, the movement toward growth names came at the expense of traditional value sectors. The market's strength was particularly surprising given the actions of the Federal Reserve. Believing that wage pressures must be building, and expecting high-powered stock market gains to fuel consumer spending, Alan Greenspan forcefully acted. Reacting in part to five hikes in the Federal Funds rate totaling 150 basis points, the yield on the 10-year Treasury bond (which replaces the 30-year bond as the "Street" benchmark) rose 81 basis points to 6.00% during our fiscal year (6.48% as of this writing). Since many investors consider utility stocks to be an alternative to bonds, share prices struggled. The S&P Utility Index returned 4.8% for the fiscal year compared to and the 17.9% return of the S&P 500 Index.

Electric and gas utility stocks had a troubled year. A spring 1999 rally faded despite warm weather and the group was down for the year. This utility fund held nearly one-half of its assets in securities of electric and gas utilities. It also held telecommunications stocks largely in the form of AT&T and several of the "Baby Bells" which holdings performed reasonably well for the first two fiscal quarters but collapsed over the winter. They did not enjoy the degree of share price appreciation granted the "new economy" internet-related stocks and fell with the technology stocks in March.

Our outlook for the utility sector remains optimistic. Business fundamentals for the sector have likely never been better and we believe stocks are poised to outperform. Various states are rapidly de-regulating which should lead to productivity gains and better earnings. Electric generation capacity and gas supplies are severely constrained leading to higher prices. Years of patient investment in unregulated subsidiaries are beginning to bear fruit for industry leaders. Stable, steady earnings growth should appear attractive to investors. Utilities are becoming good investments in their own right and not just a haven in times of market volatility. Earning growth rates for the better operators should range from 8% to 15% representing levels at or above what the S&P 500 should generate over the next two years. Dividend yields are roughly five times that of the S&P 500 suggesting attractive current income opportunities. At the end of March, the electric sector's price/earnings multiple was at an historically wide discount to the S&P 500. The stocks are cheap. With balance sheets in great shape, we expect increased LBO activity and merger-related consolidation to boost sector performance.

This fund acquired new portfolio managers in November 1999. Through the first half of 2000, the portfolio will be restructured somewhat in an effort to enhance results. Some faster growth, emerging telecommunications companies like Alltel and Broadwing (formerly Cincinnati Bell) have been added. Undervalued gas-oriented names like El Paso Energy and Williams have joined the list. We are adding to some of the better managed electric holdings. All the new names demonstrate improving fundamentals, own strategic assets, and are cheap on a sum-of-the-parts basis. Possession of important strategic assets gives the Fund a free call on a takeover and the merger related premiums that follow.

4 - Countrywide Investments

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Utility Fund - Class A* and the Standard & Poor's Utility Index

--------------------------------------------------------
                       Utility Fund
               Average Annual Total Returns

          1 Year    5 Years   10 Years  Since Inception*
Class A   11.28%    13.92%     11.12%          --
Class C   15.70%    14.03%        --         9.96%
--------------------------------------------------------

[GRAPHIC OMITTED}
                                     3/00
Utility Fund - Class A             $30,791
Standard & Poor's Utility Index    $29,665

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

                                                     Countrywide Investments - 5

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Equity Fund seeks long-term appreciation by investing primarily in common stocks of high quality companies that exhibit above-average growth in key metrics such as earnings, cash flow and revenues and the consistency of these variables. The Fund's total returns for the fiscal year ended March 31, 2000 (excluding the impact of applicable sales loads) were 20.60% and 19.24% for the Class A and Class C shares, respectively.

The U.S. economy continued to generate robust growth throughout the year, with GDP growing at better than a 5% rate in the past two quarters. In February, the expansion that began in 1991 became the longest ever for the U.S. economy. Low unemployment and high consumer confidence has led to strong consumer spending. This has been joined by higher capital spending and rising exports to drive GDP.

Alas, growth has been too good for the Federal Reserve. The Fed has raised interest rates significantly since last summer in an attempt to cool economic growth and dampen any nascent inflationary pressures. While inflation has probably passed a cyclical low, the Fed's tightening steps will eventually slow the sizzling economy and keep inflation at a manageable level.

The stock market recorded another year of strong gains for the fiscal year ended March 31 with the S&P 500 up 17.9%. Once again, the market averages were driven by growth stocks. Large-cap technology stocks were the leading sector, rising more than 75%. Small and mid-cap stocks, especially tech companies, performed well during the second half of the year. Many technology companies exhibited strong earnings growth, but their share prices were also driven higher by surging optimism for all stocks that were Internet related.

Since late March, rising interest rates and fears of further Fed tightening have caused a meaningful correction. Part of the correction can be attributed to the need to consolidate the huge gains achieved since last autumn. Also, the extreme optimism surrounding the `new economy' stocks and the excessive valuations accorded to them have proven unsustainable.

Our investment philosophy is centered on the belief that high quality, well-run companies that operate in high return businesses are good long-term investments. After screening potential stock purchase candidates for superior growth attributes and financial strength, we conduct detailed bottom-up research to understand the key drivers of growth and their inherent competitive advantages. We tend to own stocks that are or have the potential to become leaders in their industries.

There have been a number of changes in the Fund in recent months as we seek to implement our investment strategy in the context of the current environment. Although well diversified, technology, healthcare and communications represent areas of emphasis in the Fund. We believe these sectors offer superior past, present and future growth attributes and should contribute to the Fund in a meaningful way.

6 - Countrywide Investments

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Equity Fund - Class C* and the Standard & Poor's 500 Index

----------------------------------------------
                  Equity Fund
         Average Annual Total Returns

          1 Year    5 Years   Since Inception*
Class A   13.67%    21.54%        16.65%
Class C   17.75%    21.57%        16.10%
----------------------------------------------

[GRAPHIC OMITTED]
                                     3/00
Equity Fund - Class C              $28,018
Standard & Poor's 500 Index        $38,491

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

                                                     Countrywide Investments - 7

GROWTH/VALUE FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Countrywide Growth/Value Fund seeks long-term capital appreciation through equity investments in companies whose valuations may not yet reflect their prospects for accelerated earnings/cash flow growth. The Fund has returned 88.88% (excluding the impact of applicable sales loads) for the twelve months ending March 31, 2000 compared to the S&P 500 Index, the Fund's benchmark, which returned 17.94% for the same period.

Portfolio Manager Frank Mastrapasqua's investment style is to assess the nature, duration and risk factors underlying the current economic, political, and market cycles in determining sector and security selection. Individual security selection focuses on companies believed to have the most attractive valuations based on independently derived earnings and cash flow growth rates purchased at favorable risk-adjusted price to earnings ratios.

After a very strong fourth quarter and year 1999 results, the Growth/Value Fund posted a strong first quarter performance, as a continuation of the sector and issue selections based on Mastrapasqua & Associates' long-term perspective of where the extraordinary growth opportunities are in the U.S. equity markets.

Mastrapasqua continued to overweight the technology and telecommunication sectors in the Fund. Within these sectors, Mastrapasqua focused on those companies whose products are increasingly being used by telecommunication providers to add capacity to their networks due to the insatiable demand for bandwidth and by corporations, which are just beginning to transform themselves into e-businesses.

Companies like PMC-Sierra, JDS Uniphase, Broadcom, Oracle, Cisco, and Sun Microsystems are representative companies and contributed to the fund's first quarter performance. These companies' technology is used by telecommunication providers to add capacity to their networks in order to handle surging Internet traffic and by companies, wanting an Internet presence. All these companies have leading-edge products versus their competitors and enjoy pricing power in a low inflation environment. As demand for networking equipment continues to surge and as businesses across the globe begin to transform themselves into Internet companies in order to stay competitive, Mastrapasqua & Associates believes the aforementioned companies should be prime beneficiaries.

Led by strong stock appreciation in drug companies, Pharmacia & Upjohn (now Pharmacia Corp.), and Elan, biotech companies, Amgen, IDEC Pharmaceuticals, and Medimmune, and genomics companies, PE Biosystems and Waters Corp, the healthcare sector rebounded and contributed to first quarter performance. Prospectively, all these companies are very well-positioned to take advantage of favorable demographics, the increased need to treat new kinds of diseases, and newer technology available that allows scientists to understand disease more thoroughly.

Those companies with quality management, a strong product pipeline, and which reinvest a large percentage of their revenues into R&D should do well for investors.

8 - Countrywide Investments

GROWTH/VALUE FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund - Class A* and the Standard & Poor's 500 Index

-----------------------------------
         Growth/Value Fund
   Average Annual Total Returns
          1 Year   Since Inception*
Class A   78.02%       36.42%
Class C      --        74.32%**
-----------------------------------

[GRAPHIC OMITTED]
                                     3/00
Growth/Value Fund - Class A        $41,228
Standard & Poor's 500 Index        $27,610

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class C shares commenced on August 2, 1999.
**Represents total return since August 2, 1999.

                                                     Countrywide Investments - 9

AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Countrywide Aggressive Growth Fund invests in common stocks, targeting growth companies of various sizes that are believed likely to benefit from new or innovative products, services, or processes, and that have accelerating earnings and cash flow growth. The fund returned 115.03% (excludes impact of applicable sales loads) for the twelve months ending March 31, 2000 compared to the NASDAQ Composite Index, the Fund's benchmark, which returned 86.24% for the same period.

The Aggressive Growth Fund has the flexibility to invest throughout the entire capitalization range but the average size is somewhat smaller than that of the Growth/Value Fund. The Fund managers are continually looking for attractive earnings growth that can be purchased at reasonable prices. This aggressive investment style relies heavily on the independent research of the portfolio managers. The Fund has comparatively low annual turnover. Investment decisions are made within an investment time frame horizon of three to five years.

The Fund's strong fourth quarter performance continued into the first quarter as certain sector and issue selections continued to perform well due to their extraordinary long-term growth opportunities.

The Fund achieved its solid first quarter performance due to its heavy exposure to the technology and telecommunication sectors. Representative companies include Broadcom, JDS Uniphase, PMC-Sierra, Oracle, Sun Microsystems, Teradyne, and Veritas. These companies' technology is used by telecommunication providers to add capacity to their networks in order to handle surging Internet traffic and by corporations, wanting to establish an Internet presence. All these companies have leading-edge products versus their competitors and enjoy pricing power in a low inflation environment. As demand for networking equipment continues to surge and as businesses across the globe begin to transform themselves into Internet companies in order to stay competitive, Mastrapasqua & Associates believes the aforementioned companies should be prime beneficiaries.

Following a mixed performance in the fourth quarter, healthcare stocks enjoyed a broad-based rally in the first quarter. Drug companies, which had experienced weakness last quarter, rebounded strongly, led by Elan, Pharmacia & Upjohn (now Pharmacia Corp.). Biotechnology companies continued their upward advance, led by Genentech, Medimmune, IDEC Pharmaceuticals, and Amgen. Going forward, an aging population combined with a strong product pipeline and new technology, which allows scientists to better understand and treat disease, should keep demand for drugs strong. Mastrapasqua & Associates believes those companies, which have a strong pipeline, quality management, and reinvest a high percentage of their revenues back into R&D, remain ideally positioned.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Composite Index

----------------------------
   Aggressive Growth Fund
Average Annual Total Returns

1 Year      Since Inception*
102.67%          33.79%
----------------------------

[GRAPHIC OMITTED]
                                3/00
Aggressive Growth Fund        $37,764
NASDAQ Composite Index        $44,366

Past performance is not predictive of future performance.

*Fund inception was September 29, 1995.

10 - Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
                                                               UTILITY    EQUITY
(000's)                                                          FUND      FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .....................................   $24,913   $46,349
                                                               =================
   At amortized cost .......................................   $24,913   $46,349
                                                               =================
   At market value (Note 2) ................................   $39,478   $69,049
Cash .......................................................        --        28
Dividends and interest receivable ..........................        71        43
Receivable for securities sold .............................       221        --
Receivable for capital shares sold .........................        26        27
Other assets ...............................................        24        24
                                                               -----------------
TOTAL ASSETS ...............................................    39,820    69,171
                                                               -----------------

LIABILITIES
Bank overdraft .............................................        31        --
Dividends payable ..........................................       437        63
Payable for securities purchased ...........................       373        --
Payable for capital shares redeemed ........................       141       129
Payable to affiliates (Note 4) .............................        23        67
Other accrued expenses and liabilities .....................        13        20
                                                               -----------------
TOTAL LIABILITIES ..........................................     1,018       279
                                                               -----------------

NET ASSETS .................................................   $38,802   $68,892
                                                               =================

NET ASSETS CONSIST OF:
Paid-in capital ............................................   $24,235   $46,192
Undistributed net investment income ........................         2        --
Net unrealized appreciation on investments .................    14,565    22,700
                                                               -----------------
NET ASSETS .................................................   $38,802   $68,892
                                                               =================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..................   $35,915   $65,274
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............     2,419     2,846
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 14.85   $ 22.93
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 15.76   $ 24.33
                                                               =================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..................   $ 2,887   $ 3,618
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............       194       162
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 14.86   $ 22.32
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 15.05   $ 22.60
                                                               =================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 11

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
                                                              GROWTH/ AGGRESSIVE
                                                               VALUE    GROWTH
(000's)                                                         FUND     FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .....................................   $52,247   $22,276
                                                               =================
   At amortized cost .......................................   $52,247   $22,276
                                                               =================
   At market value (Note 2) ................................   $89,444   $40,154
Dividends receivable .......................................         9         3
Receivable for capital shares sold .........................     1,600       237
Receivable for securities sold .............................       973        --
Organization costs, net (Note 2) ...........................         3         3
Other assets ...............................................        26         8
                                                               -----------------
TOTAL ASSETS ...............................................    92,055    40,405
                                                               -----------------

LIABILITIES
Bank overdraft .............................................        14         1
Payable for securities purchased ...........................     1,788       126
Payable for capital shares redeemed ........................       197        49
Payable to affiliates (Note 4) .............................        82        39
Other accrued expenses and liabilities .....................       114        19
                                                               -----------------
TOTAL LIABILITIES ..........................................     2,195       234
                                                               -----------------

NET ASSETS .................................................   $89,860   $40,171
                                                               =================

NET ASSETS CONSIST OF:
Paid-in capital ............................................   $51,897   $21,322
Undistributed net realized gains from security transactions        766       971
Net unrealized appreciation on investments .................    37,197    17,878
                                                               -----------------
NET ASSETS .................................................   $89,860   $40,171
                                                               =================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..................   $79,066   $40,171
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............     2,438     1,192
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 32.43   $ 33.71
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 34.41   $ 35.77
                                                               =================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..................   $10,794
                                                               =======
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............       334
                                                               =======
Net asset value and redemption price per share (Note 2) ....   $ 32.30
                                                               =======
Maximum offering price per share (Note 2) ..................   $ 32.71
                                                               =======

See accompanying notes to financial statements.

12 - Countrywide Investments

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
================================================================================
                                                              UTILITY    EQUITY
(000's)                                                         FUND      FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..................................................  $ 1,284   $   495
Interest ...................................................      121       183
                                                              -----------------
TOTAL INVESTMENT INCOME ....................................    1,405       678
                                                              -----------------

EXPENSES
Investment advisory fees (Note 4) ..........................      331       490
Distribution expenses, Class A (Note 4) ....................       96       155
Distribution expenses, Class C (Note 4) ....................       31        34
Transfer agent fees, Class A (Note 4) ......................       37        33
Transfer agent fees, Class C (Note 4) ......................       12        12
Accounting services fees (Note 4) ..........................       36        42
Professional fees ..........................................       19        24
Registration fees, Common ..................................        5         5
Registration fees, Class A .................................        9         9
Registration fees, Class C .................................        9         9
Custodian fees .............................................       14        15
Postage and supplies .......................................       17        19
Trustees' fees and expenses ................................       12        12
Reports to shareholders ....................................        9         8
Other expenses .............................................        7         4
                                                              -----------------
TOTAL EXPENSES .............................................      644       871
Fees waived by the Adviser (Note 4) ........................      (18)       --
                                                              -----------------

NET EXPENSES ...............................................      626       871
                                                              -----------------

NET INVESTMENT INCOME (LOSS) ...............................      779      (193)
                                                              -----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

Net realized gains from security transactions ..............    5,713     9,634
Net change in unrealized appreciation/depreciation
   on investments ..........................................      794     3,404
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........    6,507    13,038
                                                              -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................  $ 7,286   $12,845
                                                              =================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 13

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000(A)
================================================================================
                                                              GROWTH/ AGGRESSIVE
                                                               VALUE    GROWTH
(000's)                                                         FUND     FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..................................................  $    93   $    15
Interest ...................................................       96        18
                                                              -----------------
TOTAL INVESTMENT INCOME ....................................      189        33
                                                              -----------------

EXPENSES
Investment advisory fees (Note 4) ..........................      394       177
Custodian fees .............................................       18        22
Accounting services fees (Note 4) ..........................       34        24
Interest expense (Note 6) ..................................       --        32
Professional fees ..........................................       17        13
Registration fees, Common ..................................       17        --
Registration fees, Class A .................................        2        15
Registration fees, Class C .................................        2        --
Transfer agent fees, Class A (Note 4) ......................       27        16
Transfer agent fees, Class C (Note 4) ......................        8        --
Trustees' fees and expenses ................................       12        12
Postage and supplies .......................................       12         9
Distribution expenses, Class A (Note 4) ....................       49        44
Distribution expenses, Class C (Note 4) ....................       10        --
Amortization of organization costs (Note 2) ................        6         6
Reports to shareholders ....................................        5         4
Other expenses .............................................        4         3
                                                              -----------------
TOTAL EXPENSES .............................................      617       377
Fees waived by the Adviser (Notes 4, 6) ....................       --       (56)
                                                              -----------------
NET EXPENSES ...............................................      617       321
                                                              -----------------

NET INVESTMENT LOSS ........................................     (428)     (288)
                                                              -----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions ..............    2,013     1,040
Net change in unrealized appreciation/depreciation
   on investments ..........................................   27,647    14,559
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........   29,660    15,599
                                                              -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................  $29,232   $15,311
                                                              =================

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

See accompanying notes to financial statements.

14 - Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS

======================================================================================
                                             UTILITY FUND            EQUITY FUND
--------------------------------------------------------------------------------------
                                           YEAR        YEAR        YEAR        YEAR
                                           ENDED       ENDED       ENDED       ENDED
                                         MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
(000's)                                    2000        1999        2000        1999
--------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .........   $    779    $    961    $   (193)   $     57
Net realized gains from
   security transactions .............      5,713       2,009       9,634          73
Net change in unrealized appreciation/
   depreciation on investments .......        794      (5,230)      3,404       6,891
                                         --------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS .....      7,286      (2,260)     12,845       7,021
                                         --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income, Class A ..       (758)       (923)         --         (57)
 From net investment income, Class C ..        (19)        (38)         --          --
Return of capital, Class A ...........         --          --          --          (8)
 From net realized gains on security
   transactions, Class A .............     (6,701)       (441)     (9,186)         --
 From net realized gains on security
   transactions, Class C .............       (543)        (37)       (521)         --
                                         --------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .....     (8,021)     (1,439)     (9,707)        (65)
                                         --------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............      4,392       4,525      15,425      16,147
Reinvested distributions .............      6,834       1,225       9,128          63
Payments for shares redeemed .........    (12,989)     (6,425)    (17,887)     (5,648)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS ......................     (1,763)       (675)      6,666      10,562
                                         --------------------------------------------
CLASS C
Proceeds from shares sold ............        400         424         534         567
Reinvested distributions .............        533          70         515          --
Payments for shares redeemed .........     (1,239)       (573)       (667)     (1,577)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS ......................       (306)        (79)        382      (1,010)
                                         --------------------------------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .....................     (2,804)     (4,453)     10,186      16,508
                                         --------------------------------------------
NET ASSETS
Beginning of year ....................     41,606      46,059      58,706      42,198
                                         --------------------------------------------

End of year ..........................   $ 38,802    $ 41,606    $ 68,892    $ 58,706
                                         ============================================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 15

STATEMENTS OF CHANGES IN NET ASSETS

======================================================================================
                                          GROWTH/VALUE FUND     AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------
                                           YEAR        YEAR        YEAR        YEAR
                                           ENDED       ENDED       ENDED       ENDED
                                         MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
(000's)                                   2000(A)      1999        2000        1999
--------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ..................   $   (428)   $   (236)   $   (288)   $   (190)
Net realized gains from
   security transactions .............      2,013       3,988       1,040       1,735
Net change in unrealized appreciation/
   depreciation on investments .......     27,647       1,438      14,559        (937)
                                         --------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...................     29,232       5,190      15,311         608
                                         --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net realized gains on security
   transactions, Class A .............       (792)     (4,391)        (69)     (1,620)
 From net realized gains on security
   transaction, Class C ..............        (34)         --          --          --
                                         --------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .....       (826)     (4,391)        (69)     (1,620)
                                         --------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............     44,315       4,556      20,595       3,397
Reinvested distributions .............        671       2,552          62         978
Payments for shares redeemed .........    (17,428)    (11,892)     (7,130)     (7,456)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS ......................     27,558      (4,784)     13,527      (3,081)
                                         --------------------------------------------
CLASS C
Proceeds from shares sold ............      9,477          --
Reinvested distributions .............         33          --
Payments for shares redeemed .........       (278)         --
                                         --------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ........      9,232          --
                                        --------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS .....................     65,196      (3,985)     28,769      (4,093)
                                        --------------------------------------------
NET ASSETS
Beginning of year ....................     24,664      28,649      11,402      15,495
                                         --------------------------------------------

End of year ..........................   $ 89,860    $ 24,664    $ 40,171    $ 11,402
                                         ============================================

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

See accompanying notes to financial statements.

16 - Countrywide Investments

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  15.42    $  16.76    $  12.44    $  12.24    $  10.47
                                       --------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income ...........       0.25        0.38        0.43        0.46        0.47
   Net realized and unrealized gains
      (losses) on investments ......       2.50       (1.16)       4.56        0.22        1.77
                                       --------------------------------------------------------
Total from investment operations ...       2.75       (0.78)       4.99        0.68        2.24
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income .......................      (0.25)      (0.38)      (0.43)      (0.46)      (0.47)
   Distributions from net realized
      gains ........................      (3.07)      (0.18)      (0.24)      (0.02)         --
                                       --------------------------------------------------------
Total distributions ................      (3.32)      (0.56)      (0.67)      (0.48)      (0.47)
                                       --------------------------------------------------------

Net asset value at end of year .....   $  14.85    $  15.42    $  16.76    $  12.44    $  12.24
                                       ========================================================

Total return(A) ....................      18.07%      (4.79%)     40.92%       5.61%      21.65%
                                       ========================================================

Net assets at end of year (000's) ..   $ 35,915    $ 38,391    $ 42,463    $ 36,087    $ 40,424
                                       ========================================================

Ratio of net expenses
   to average net assets(B) ........       1.34%       1.33%       1.25%       1.25%       1.25%

Ratio of net investment income
   to average net assets ...........       1.85%       2.30%       3.03%       3.65%       3.97%

Portfolio turnover rate ............         22%          4%          0%          3%         11%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.38% for the year ended March 31, 2000.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 17

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  15.40    $  16.74    $  12.43    $  12.23    $  10.46
                                       --------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income ...........       0.13        0.18        0.31        0.35        0.37
   Net realized and unrealized gains
      (losses) on investments ......       2.50       (1.16)       4.57        0.24        1.78
                                       --------------------------------------------------------
Total from investment operations ...       2.63       (0.98)       4.88        0.59        2.15
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income .......................      (0.10)      (0.18)      (0.33)      (0.37)      (0.38)
   Distributions from net realized
      gains ........................      (3.07)      (0.18)      (0.24)      (0.02)         --
                                       --------------------------------------------------------
Total distributions ................      (3.17)      (0.36)      (0.57)      (0.39)      (0.38)
                                       --------------------------------------------------------

Net asset value at end of year .....   $  14.86    $  15.40    $  16.74    $  12.43    $  12.23
                                       ========================================================

Total return(A) ....................      17.16%      (5.92%)     39.91%       4.82%      20.78%
                                       ========================================================

Net assets at end of year (000's) ..   $  2,887    $  3,215    $  3,597    $  3,099    $  3,686
                                       ========================================================

Ratio of net expenses
   to average net assets(B) ........       2.46%       2.50%       2.00%       2.00%       2.00%

Ratio of net investment income
   to average net assets ...........       0.73%       1.13%       2.28%       2.89%       3.19%

Portfolio turnover rate ............         22%          4%          0%          3%         11%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 2.50% for the year ended March 31, 2000.

See accompanying notes to financial statements.

18 - Countrywide Investments

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  22.12    $  19.38    $  13.76    $  12.45    $   9.84
                                       --------------------------------------------------------
Income  from investment operations:
   Net investment income (loss) .....     (0.05)       0.04        0.09        0.12        0.13
   Net realized and unrealized gains
      on investments ................      4.60        2.73        5.76        1.35        2.60
                                       --------------------------------------------------------
Total from investment operations ....      4.55        2.77        5.85        1.47        2.73
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income ........................        --       (0.03)      (0.08)      (0.12)      (0.12)
   Distributions from net realized
      gains .........................     (3.74)         --       (0.15)      (0.04)         --
                                       --------------------------------------------------------
Total distributions .................     (3.74)      (0.03)      (0.23)      (0.16)      (0.12)
                                       --------------------------------------------------------

Net asset value at end of year ......  $  22.93    $  22.12    $  19.38    $  13.76    $  12.45
                                       ========================================================

Total return(A) .....................     20.60%      14.30%      42.74%      11.82%      27.90%
                                       ========================================================

Net assets at end of year (000's) ...  $ 65,274    $ 55,561    $ 38,336    $ 14,983    $  8,502
                                       ========================================================

Ratio of net expenses
   to average net assets(B) .........      1.26%       1.31%       1.25%       1.25%       1.25%

Ratio of net investment income (loss)
   to average net assets ............     (0.24%)      0.18%       0.53%       0.91%       1.06%

Portfolio turnover rate .............        78%         10%          7%         38%         38%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43% and 2.02% for the years ended March 31, 1997 and 1996, respectively.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 19

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  21.86    $  19.34    $  13.77    $  12.46    $   9.86
                                       --------------------------------------------------------
Income  from investment operations:
   Net investment income (loss) .....     (0.28)      (0.19)      (0.03)       0.02        0.05
   Net realized and unrealized gains
      on investments ................      4.48        2.71        5.75        1.35        2.60
                                       --------------------------------------------------------
Total from investment operations ....      4.20        2.52        5.72        1.37        2.65
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income ........................        --          --          --       (0.02)      (0.05)
   Distributions from net realized
      gains .........................     (3.74)         --       (0.15)      (0.04)         --
                                       --------------------------------------------------------
Total distributions .................     (3.74)         --       (0.15)      (0.06)      (0.05)
                                       --------------------------------------------------------

Net asset value at end of year ......  $  22.32    $  21.86    $  19.34    $  13.77    $  12.46
                                       ========================================================

Total return(A) .....................     19.24%      13.03%      41.63%      11.01%      26.90%
                                       ========================================================

Net assets at end of year (000's) ...  $  3,618    $  3,146    $  3,862    $  2,770    $  2,436
                                       ========================================================

Ratio of net expenses
   to average net assets(B) .........      2.68%       2.41%       2.00%       2.00%       2.00%

Ratio of net investment income (loss)
   to average net assets ............     (1.34%)     (0.92%)     (0.18%)      0.15%       0.38%

Portfolio turnover rate .............        78%         10%          7%         38%         38%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 2.70% for the years ended March 31, 1997 and 1996, respectively.

See accompanying notes to financial statements.

20 - Countrywide Investments

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS A

=====================================================================================================
                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------
                                         YEAR        YEAR    SEVEN MONTHS     YEAR       PERIOD
                                         ENDED       ENDED       ENDED        ENDED       ENDED
                                       MARCH 31,   MARCH 31,   MARCH 31,   AUGUST 31,  AUGUST 31,
                                          2000        1999      1998(A)       1997       1996(B)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period $  17.50    $  16.30    $  15.90     $  11.18    $  10.00
                                       ---------------------------------------------------------
Income from investment operations:
   Net investment loss ...............    (0.16)      (0.17)      (0.08)       (0.13)      (0.06)(C)
   Net realized and unrealized
      gains on investments ...........    15.51        4.84        1.05         5.39        1.24
                                       ---------------------------------------------------------
Total from investment operations .....    15.35        4.67        0.97         5.26        1.18
                                       ---------------------------------------------------------

Distributions from net realized gains     (0.42)      (3.47)      (0.57)       (0.54)         --
                                       ---------------------------------------------------------

Net asset value at end of period ..... $  32.43    $  17.50    $  16.30     $  15.90    $  11.18
                                       =========================================================
Total return(D) ......................    88.88%      29.89%       6.43%       47.11%      11.80%(G)
                                       =========================================================

Net assets at end of period (000's) .. $ 79,066    $ 24,664    $ 28,649     $ 26,778    $ 15,108
                                       =========================================================

Ratio of net expenses
   to average net assets(E) ..........     1.52%       1.66%       1.66%(F)     1.95%       1.95%(F)

Ratio of net investment loss
   to average net assets .............    (1.05%)     (0.93%)     (0.91%)(F)   (1.03%)     (0.62%)(F)

Portfolio turnover rate ..............       44%         59%         62%(F)       52%         21%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C)  Calculated using weighted average shares outstanding during the period.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.
(F)  Annualized.
(G)  Not annualized.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 21

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS C
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                                   MARCH 31,
                                                                    2000(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $   18.65
                                                                  ---------
Income from investment operations:
   Net investment loss ........................................       (0.11)
   Net realized and unrealized gains on investments ...........       14.18
                                                                  ---------
Total from investment operations ..............................       14.07
                                                                  ---------

Distributions from net realized gains .........................       (0.42)
                                                                  ---------

Net asset value at end of period ..............................   $   32.30
                                                                  =========

Total return(B) ...............................................       76.52%
                                                                  =========

Net assets at end of period (000's) ...........................   $  10,794
                                                                  =========

Ratio of net expenses to average net assets ...................        2.33%(C)

Ratio of net investment loss to average net assets ............       (1.77%)(C)

Portfolio turnover rate .......................................          44%(C)

(A) Represents the period from the initial public offering(August 2, 1999) through March 31, 2000.
(B) Total return shown excludes the effect of applicable sales loads and is not annualized.
(C)  Annualized.

See accompanying notes to financial statements.

22 - Countrywide Investments

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

=======================================================================================================
                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------
                                            YEAR        YEAR   SEVEN MONTHS      YEAR       PERIOD
                                           ENDED       ENDED       ENDED        ENDED       ENDED
                                          MARCH 31,   MARCH 31,  MARCH 31,    AUGUST 31,  AUGUST 31,
                                            2000        1999      1998(A)        1997      1996(B)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $  15.73    $  15.81    $  16.29     $  10.95    $  10.00
                                         ---------------------------------------------------------
Income  (loss) from investment
   operations:
   Net investment loss ...............      (0.24)      (0.27)      (0.15)       (0.17)      (0.11)(C)
   Net realized and unrealized gains
      (losses) on investments ........      18.30        2.67       (0.33)        5.54        1.06
                                         ---------------------------------------------------------
Total from investment operations .....      18.06        2.40       (0.48)        5.37        0.95
                                         ---------------------------------------------------------

Distributions from net realized gains       (0.08)      (2.48)         --        (0.03)         --
                                         ---------------------------------------------------------

Net asset value at end of period .....   $  33.71    $  15.73    $  15.81     $  16.29    $  10.95
                                         =========================================================

Total return(D) ......................     115.03%      15.46%      (2.95%)(G)   49.09%       9.50%(G)
                                         =========================================================

Net assets at end of period (000's) ..   $ 40,171    $ 11,402    $ 15,495     $ 13,984    $  6,550
                                         =========================================================

Ratio of net expenses
   to average net assets(E) ..........       1.81%       1.95%       1.95%(F)     1.94%       1.95%(F)

Ratio of net investment loss
   to average net assets .............      (1.62%)     (1.52%)     (1.66%)(F)   (1.57%)     (1.26%)(F)

Portfolio turnover rate ..............         40%         93%         40%(F)       51%         16%

Amount of debt outstanding at
   end of period .....................   $     --    $     --         n/a          n/a         n/a

Average daily amount of debt
   outstanding during the
   period (000's) ....................   $    351    $     80         n/a          n/a         n/a

Average daily number of capital shares
   outstanding during the
   period (000's) ....................        756         818         n/a          n/a         n/a

Average amount of debt per share
   during the period .................   $   0.46    $   0.10         n/a          n/a         n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C)  Calculated using weighted average shares outstanding during the period.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.13%, 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 2000 and 1999, August 31, 1997 and 1996, respectively (Note 4).
(F)  Annualized.
(G)  Not annualized.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 23

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   ORGANIZATION

The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund invests primarily in a diversified portfolio of common, preferred and convertible preferred stocks and bonds of domestic public utilities. Public utilities are those companies that are involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless companies) and water.

The Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The Fund invests primarily in a diversified portfolio of common stocks which are believed to have growth attributes superior to the general market.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of large-cap growth companies which are believed to have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a three to five year period.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in common stocks of domestic growth companies which are likely to benefit from new or innovative products, services or processes.

The Utility Fund, Equity Fund and, effective August 1, 1999, Growth/Value Fund each offer two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (currently sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

24 - Countrywide Investments

================================================================================

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund, Equity Fund and Growth/Value Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Aggressive Growth Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Effective August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund, Equity Fund and Growth/Value Fund and shares of the Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

Prior to August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund and Equity Fund and shares of the Growth/Value Fund and Aggressive Growth Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Utility Fund and Equity Fund was equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Utility Fund and Equity Fund and annually for the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund, Equity Fund and Growth/Value Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                    Countrywide Investments - 25

================================================================================

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2000:

-----------------------------------------------------------------------------------------------
                                                                     GROWTH/        AGGRESSIVE
                                     UTILITY          EQUITY          VALUE           GROWTH
                                       FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------
Gross unrealized appreciation ..  $ 15,449,206    $ 23,756,186    $ 39,702,063    $ 19,364,744
Gross unrealized depreciation ..      (884,449)     (1,056,355)     (2,504,401)     (1,487,207)
                                  ------------------------------------------------------------
Net unrealized appreciation ....  $ 14,564,757    $ 22,699,831    $ 37,197,662    $ 17,877,537
                                  ============================================================
Federal income tax cost ........  $ 24,913,402    $ 46,348,756    $ 52,246,683    $ 22,276,024
                                  ============================================================
-----------------------------------------------------------------------------------------------

Reclassification of capital accounts -- For the year ended March 31, 2000, the Equity Fund and Aggressive Growth Fund reclassified net investment losses of $193,221 and $ 288,140, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Growth/Value Fund reclassified $427,945 net investment losses, of which $6,355 was reclassed against paid-in capital and $421,590 was reclassed against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 2000:

------------------------------------------------------------------------------------------
                                                                   GROWTH/      AGGRESSIVE
                                       UTILITY        EQUITY        VALUE         GROWTH
                                         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------
Purchases of investment securities   $ 9,405,757   $47,870,722   $49,745,866   $19,584,326
                                     =====================================================
Proceeds from sales and maturities
   of investment securities ......   $16,752,957   $47,628,869   $16,895,299   $ 7,106,009
                                     =====================================================
------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

The President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (CII), the Trust's investment adviser or manager and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's administrator, transfer agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
CII manages the investments of the Utility Fund and Equity Fund and provides general investment supervisory services for the Growth/Value Fund and Aggressive Growth Fund under the terms of separate Management Agreements. Under the Management Agreements, the Utility Fund and Equity Fund each pay CII a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay CII a fee, which is computed

26 - Countrywide Investments
and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by CII to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. CII (not the Funds) pays Mastrapasqua a fee for these services.

In order to voluntarily reduce operating expenses of the Utility Fund and Aggressive Growth Fund, CII waived $18,396 and $56,232, respectively, of its investment advisory fees during the year ended March 31, 2000.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net asset levels, of $3,500 from each of the Equity Fund and Growth/Value Fund, $3,000 from the Utility Fund and $2,000 from the Aggressive Growth Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
CII is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and CII, CII earned $8,185, $12,557, $55,449 and $15,487 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, during the year ended March 31, 2000. In addition, CII collected $1,493, $261 and $2,100 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of March 31, 2000. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

                                                    Countrywide Investments - 27

================================================================================

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

--------------------------------------------------------------------------------
                                           UTILITY FUND        EQUITY FUND
--------------------------------------------------------------------------------
                                          YEAR      YEAR      YEAR      YEAR
                                         ENDED     ENDED     ENDED     ENDED
                                        MARCH 31, MARCH 31, MARCH 31, MARCH 31,
(000's)                                   2000      1999      2000      1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .........................      257       276       689       818
Shares reinvested ...................      442        75       398         3
Shares redeemed .....................     (769)     (395)     (752)     (288)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................      (70)      (44)      335       533
Shares outstanding, beginning of year    2,489     2,533     2,511     1,978
                                         -----------------------------------
Shares outstanding, end of year .....    2,419     2,489     2,846     2,511
                                         ===================================
CLASS C
Shares sold .........................       24        26        23        29
Shares reinvested ...................       34         4        23        --
Shares redeemed .....................      (73)      (36)      (28)      (85)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................      (15)       (6)       18       (56)
Shares outstanding, beginning of year      209       215       144       200
                                         -----------------------------------
Shares outstanding, end of year .....      194       209       162       144
                                         ===================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       GROWTH/VALUE FUND  AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                        YEAR       YEAR      YEAR      YEAR
                                        ENDED      ENDED     ENDED     ENDED
                                      MARCH 31,   MARCH 31, MARCH 31, MARCH 31,
(000's)                                2000(A)      1999      2000      1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .........................    1,772       264       829       216
Shares reinvested ...................       30       150         3        64
Shares redeemed .....................     (774)     (761)     (365)     (535)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................    1,028      (347)      467      (255)
Shares outstanding, beginning of year    1,410     1,757       725       980
                                         -----------------------------------
Shares outstanding, end of year .....    2,438     1,410     1,192       725
                                         ===================================
CLASS C
Shares sold .........................      342        --
Shares reinvested ...................        1        --
Shares redeemed .....................       (9)       --
                                         ---------------
Net increase in shares outstanding ..      334        --
Shares outstanding, beginning of year       --        --
                                         ---------------
Shares outstanding, end of year .....      334        --
                                         ===============
--------------------------------------------------------------------------------

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

28 - Countrywide Investments

================================================================================

6.   BORROWINGS

The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 2000, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year ended March 31, 2000 for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 8.00%. For the year ended March 31, 2000, the Aggressive Growth Fund incurred, and CII reimbursed, $32,078 of interest expense on such borrowings.

7.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On November 30, 1999, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Fund declared and paid a long-term capital gain distribution of $2,087,774, $73,436, $514,063 and $69,191, respectively. As required by federal regulations, shareholders received notification of their portion of a Fund's taxable gain distribution, if any, paid during the 1999 calendar year early in 2000.

Additionally, on March 31, 2000, the Utility Fund and Equity Fund declared and paid long-term capital gain distributions of $5,155,880 and $9,633,765, respectively. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. All distributions from long-term capital gains are taxable at the 20% tax rate.

8.   RESTRICTED SECURITY

On December 20, 1999, the Aggressive Growth Fund purchased 83,333 shares of 21e Web Network, Inc. at an original cost of $500,000. Throughout the holding period and at March 31, 2000, this security was valued at original cost and represented 1.25% of net assets.

9.   SUBSEQUENT EVENT

Effective May 1, 2000, the Countrywide Strategic Trust changed its name to Touchstone Strategic Trust, Aggressive Growth Fund Class C shares were added and the Enhanced 30 Fund Class A and C shares were opened. Countrywide Fund Services, Inc. changed its name to Integrated Fund Services, Inc. Touchstone Advisors, Inc., upon shareholder approval, became the new advisor for the Funds in the Trust. Fort Washington Investment Advisors, Inc., upon shareholder approval, became the sub-advisor to the Utility Fund and Equity Fund. Touchstone Securities, Inc., upon shareholder approval, became the underwriter/distributor for the Funds in the Trust.

                                                    Countrywide Investments - 29

UTILITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                           PAR         MARKET
                                                          VALUE         VALUE
PREFERRED STOCK-- 1.0%                                   (000's)       (000's)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES-- 0.9%
Carolina Power & Light Company, 8.55% ............      $      2     $       47
Columbus Southern Power, 8.375% ..................             4             80
IES Utilities, Inc., 7.875% ......................             5            107
Ohio Power Co., 8.16% ............................             5            109
                                                                     ----------
                                                                     $      343
                                                                     ----------
FINANCE - OTHER SERVICES-- 0.1%
PSO Capital I, Series A, 8% ......................             2     $       45
                                                                     ----------
TOTAL PREFERRED STOCK (Amortized Cost $392) ......                   $      388
                                                                     ----------

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 100.2%                                    SHARES       (000's)
--------------------------------------------------------------------------------
ELECTRIC COMPANIES-- 32.8%
American Water Works Co., Inc. ...................        65,000     $    1,544
Cinergy Corp. ....................................        40,000            860
CMS Energy Corp. .................................        60,000          1,087
Constellation Energy Group .......................        65,000          2,072
DPL, Inc. ........................................        75,700          1,679
Duke Energy Corp. ................................        40,000          2,100
FPL Group, Inc. ..................................        25,000          1,151
Kansas City Power & Light Co. ....................        50,000          1,450
SCANA Corp. ......................................        31,551            775
                                                                     ----------
                                                                     $   12,718
                                                                     ----------
TELEPHONE-- 25.9%
ALLTEL Corp. .....................................        14,000     $      883
BellSouth Corp. ..................................        40,000          1,880
Broadwing, Inc.* .................................        30,000          1,116
GTE Corp. ........................................        45,000          3,195
Intermedia Communications, Inc.* .................        20,000            966
SBC Communications, Inc. .........................        42,000          1,764
WorldPages.com, Inc.* ............................        25,000            241
                                                                     ----------
                                                                     $   10,045
                                                                     ----------
COMMUNICATION EQUIPMENT-- 16.2%
FLAG Telecom Holdings Limited* ...................         6,500     $      147
Lucent Technologies, Inc. ........................        38,888          2,362
Nortel Networks Corp. ............................        30,000          3,780
                                                                     ----------
                                                                     $    6,289
                                                                     ----------
TELECOMMUNICATIONS - LONG DISTANCE-- 9.5%
AT&T Corp. .......................................        30,700     $    1,727
MCI WorldCom, Inc.* ..............................        26,500          1,201
RSL Communications, Ltd. - Class A* ..............        32,000            768
                                                                     ----------
                                                                     $    3,696
                                                                     ----------

30 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 100.2% (CONTINUED)                        SHARES       (000's)
--------------------------------------------------------------------------------
POWER PRODUCERS-- 9.1%
AES Corp.* .......................................        45,000     $    3,544
                                                                     ----------
NATURAL GAS-- 6.7%
Coastal Corp. ....................................         5,000     $      230
El Paso Energy Corp. .............................        10,000            404
Enron Corp. ......................................        13,000            973
MCN Energy Group, Inc. ...........................         9,000            225
Williams Cos., Inc. ..............................        17,500            769
                                                                     ----------
                                                                     $    2,601
                                                                     ----------
TOTAL COMMON STOCKS (COST $24,324) ...............                   $   38,893
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
COMMERCIAL PAPER-- 0.5%                                  (000's)       (000's)
--------------------------------------------------------------------------------
GMFC, Discount Note, due 4/03/00
   (Amortized Cost $197) .........................      $    197     $      197
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 101.7%
   (Amortized Cost $24,913) ......................                   $   39,478

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.7%) ...                         (676)
                                                                     ----------
NET ASSETS-- 100.0% ..............................                   $   38,802
                                                                     ==========

*    Non-income producing security.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 31

EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.4%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 45.1%
Broadcom Corp. - Class A* ........................         1,500     $      364
Cisco Systems, Inc.* .............................        44,000          3,402
EMC Corp.* .......................................         7,600            950
Intel Corp. ......................................        26,000          3,430
International Business Machines Corp. (IBM) ......        15,000          1,770
Juniper Networks, Inc.* ..........................         1,000            264
Lexmark International Group, Inc. - Class A* .....        15,000          1,586
Microsoft Corp.* .................................        13,000          1,381
Nokia Oyj - ADR ..................................         7,500          1,629
Nortel Networks Corp. ............................        44,000          5,544
Oracle Corp.* ....................................        13,000          1,015
Sun Microsystems, Inc.* ..........................        50,000          4,685
Texas Instruments, Inc. ..........................        15,000          2,400
Xilinx, Inc.* ....................................        20,000          1,656
Yahoo!, Inc.* ....................................         5,400            925
                                                                     ----------
                                                                     $   31,001
                                                                     ----------
FINANCIAL SERVICES-- 11.6%
American International Group, Inc. ...............        20,625     $    2,259
Bank of New York Co., Inc. .......................        40,000          1,663
Citigroup, Inc. ..................................        27,000          1,602
Northern Trust Corp. .............................        36,000          2,432
                                                                     ----------
                                                                     $    7,956
                                                                     ----------
HEALTH-- 11.0%
Elan Corp. plc - ADR* ............................        30,000     $    1,425
Johnson & Johnson ................................        20,000          1,401
Medtronic, Inc. ..................................        50,000          2,572
Pfizer, Inc. .....................................        60,000          2,194
                                                                     ----------
                                                                     $    7,592
                                                                     ----------
CONSUMER, CYCLICAL-- 9.8%
Costco Wholesale Corp.* ..........................        21,000     $    1,104
Home Depot, Inc. .................................        33,000          2,129
Omnicom Group, Inc. ..............................        16,000          1,495
Wal-Mart Stores, Inc. ............................        37,000          2,054
                                                                     ----------
                                                                     $    6,782
                                                                     ----------
COMMUNICATION SERVICES-- 8.0%
AT&T Corp. .......................................        25,000     $    1,406
Global Crossing Ltd.* ............................        20,000            819
MCI WorldCom, Inc.* ..............................        51,600          2,338
Telefonica S.A. - ADR ............................        13,000            970
                                                                     ----------
                                                                     $    5,533
                                                                     ----------
CONSUMER STAPLES-- 5.9%
AT&T Corp. - Liberty Media Group - Class A* ......        40,000     $    2,370
Univision Communications, Inc. - Class A* ........        15,000          1,695
                                                                     ----------
                                                                     $    4,065
                                                                     ----------
CAPITAL GOODS-- 3.8%
General Electric Co. .............................        17,000     $    2,638
                                                                     ----------

32 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.4% (CONTINUED)                         SHARES       (000's)
--------------------------------------------------------------------------------
ENERGY-- 2.2%
Schlumberger Limited .............................        20,000     $    1,530
                                                                     ----------
TOTAL COMMON STOCKS (Cost $44,397) ...............                   $   67,097
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
COMMERCIAL PAPER-- 2.8%                                  (000's)       (000's)
--------------------------------------------------------------------------------
Sweetwater Capital Corp., 6.28%, 04/03/00
   (Amortized Cost $1,952) .......................      $  1,953     $    1,952
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 100.2%
   (Amortized Cost $46,349) ......................                   $   69,049

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%) ...                         (157)
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   68,892
                                                                     ==========

*    Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

                                                    Countrywide Investments - 33

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 94.9%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 58.8%
Applied Materials, Inc.* .........................        43,200     $    4,072
Broadcom Corp. - Class A* ........................        13,000          3,157
Cisco Systems, Inc.* .............................        23,000          1,778
Compuware Corp.* .................................        22,500            474
EMC Corp.* .......................................        22,600          2,825
Intel Corp. ......................................        12,300          1,623
JDS Uniphase Corp.* ..............................        28,000          3,376
Lucent Technologies, Inc. ........................         7,000            425
Nortel Networks Corp. ............................        14,000          1,764
Novell, Inc.* ....................................        91,300          2,613
Oracle Corp.* ....................................       118,500          9,250
PE Corp. - PE Biosystems Group ...................        23,600          2,277
PMC-Sierra, Inc.* ................................        16,550          3,371
RealNetworks, Inc.* ..............................        20,000          1,139
Sun Microsystems, Inc.* ..........................        82,000          7,684
Teradyne, Inc.* ..................................        22,600          1,859
Texas Instruments, Inc. ..........................        11,360          1,818
VERITAS Software Corp.* ..........................        10,000          1,310
Waters Corp.* ....................................        21,000          2,000
                                                                     ----------
                                                                     $   52,815
                                                                     ----------
HEALTH-- 21.3%
Amgen, Inc.* .....................................        23,200     $    1,424
Baxter International, Inc. .......................        20,000          1,254
Biogen, Inc.* ....................................        10,000            699
Biovail Corp.* ...................................        30,000          1,329
Bristol-Myers Squibb Co. .........................        16,400            947
Celera Genomics* .................................        11,000          1,007
Elan Corp. plc - ADR* ............................        50,000          2,375
Forest Laboratories, Inc.* .......................        23,000          1,944
Genentech, Inc.* .................................        10,900          1,657
IDEC Pharmaceuticals Corp.* ......................        17,740          1,743
MedImmune, Inc.* .................................        10,000          1,741
Medtronic, Inc. ..................................        35,000          1,800
Pharmacia & Upjohn, Inc. .........................        21,000          1,244
                                                                     ----------
                                                                     $   19,164
                                                                     ----------
FINANCIAL SERVICES-- 10.5%
Chase Manhattan Corp. ............................        20,000     $    1,744
Citigroup, Inc. ..................................        35,000          2,076
Merrill Lynch & Co., Inc. ........................        20,000          2,100
Morgan Stanley Dean Witter & Co. .................        21,000          1,713
Wells Fargo & Co. ................................        45,000          1,842
                                                                     ----------
                                                                     $    9,475
                                                                     ----------

34 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 94.9% (CONTINUED)                         SHARES       (000's)
--------------------------------------------------------------------------------
CONSUMER STAPLES-- 4.3%
AT&T Corp. - Liberty Media Group - Class A* ......        24,000     $    1,422
USA Networks, Inc.* ..............................        51,600          1,164
Viacom, Inc. - Class B* ..........................        24,000          1,266
                                                                     ----------
                                                                     $    3,852
                                                                     ----------
TOTAL COMMON STOCKS (COST $48,110) ...............                   $   85,306
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
U.S. GOVERNMENT AGENCY ISSUES-- 4.6%                     (000's)       (000's)
--------------------------------------------------------------------------------
FHLB, Discount Note, 04/03/00
   (Amortized Cost $4,137) .......................      $  4,138     $    4,138
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 99.5%
   (Amortized Cost $52,247) ......................                   $   89,444

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% .....                          416
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   89,860
                                                                     ==========

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 35

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.6%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 68.0%
21 E Web Network*(A) .............................        83,333     $      500
Agilent Technologies, Inc.* ......................           500             52
Applied Materials, Inc.* .........................        11,200          1,056
Broadcom Corp. - Class A* ........................         7,400          1,797
CIENA Corp.* .....................................         2,000            252
Compuware Corp.* .................................        31,000            653
Daleen Technologies, Inc.* .......................         5,000            103
EMC Corp.* .......................................        14,500          1,812
Exodus Communications, Inc.* .....................         5,000            702
Intel Corp. ......................................        11,200          1,478
JDS Uniphase Corp.* ..............................        28,800          3,472
Novell, Inc.* ....................................        62,000          1,775
Oracle Corp.* ....................................        41,750          3,259
PE Corp. - PE Biosystems Group ...................        13,600          1,312
PMC-Sierra, Inc.* ................................         6,000          1,222
RealNetworks, Inc.* ..............................         8,100            461
SDL, Inc.* .......................................         4,000            852
Sun Microsystems, Inc.* ..........................        25,000          2,343
Sycamore Networks, Inc.* .........................         3,400            439
Teradyne, Inc.* ..................................        17,500          1,439
VERITAS Software Corp.* ..........................        11,025          1,444
Waters Corp.* ....................................         9,500            905
                                                                     ----------
                                                                     $   27,328
                                                                     ----------
HEALTH-- 22.0%
Affymetrix, Inc.* ................................         2,000     $      297
Amgen, Inc.* .....................................        15,000            921
Biogen, Inc.* ....................................        10,000            699
Celera Genomics* .................................         5,300            485
CV Therapeutics, Inc.* ...........................         5,000            251
Elan Corp. plc - ADR* ............................        21,000            997
Forest Laboratories, Inc.* .......................        10,000            845
Genentech, Inc.* .................................         8,700          1,322
IDEC Pharmaceuticals Corp.* ......................         8,800            865
MedImmune, Inc.* .................................         5,000            871
MiniMed, Inc.* ...................................         4,800            622
Pharmacia & Upjohn, Inc. .........................        11,000            652
                                                                     ----------
                                                                     $    8,827
                                                                     ----------
FINANCIAL SERVICES-- 7.2%
Merrill Lynch & Co., Inc. ........................         9,500     $      998
Morgan Stanley Dean Witter & Co. .................        13,000          1,060
Wells Fargo & Co. ................................        20,000            819
                                                                     ----------
                                                                     $    2,877
                                                                     ----------
CONSUMER, CYCLICAL-- 0.4%
Shop at Home, Inc.* ..............................        20,000     $      172
                                                                     ----------
TOTAL COMMON STOCKS (Cost $21,326) ...............                   $   39,204
                                                                     ----------

36 - Countrywide Investments

================================================================================
                                                           PAR         MARKET
                                                          VALUE         VALUE
U.S. GOVERNMENT AGENCY ISSUES-- 2.4%                     (000's)       (000's)
--------------------------------------------------------------------------------
FHLB, Discount Note, 04/03/00
   (Amortized Cost $950) .........................      $    950     $      950
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 100.0%
   (Amortized Cost $22,276) ......................                   $   40,154

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% .....                           17
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   40,171
                                                                     ==========

*    Non-income producing security.

ADR American Depository Receipt.

(A)  Restricted Security (Note 8).

See accompanying notes to financial statements.

                                                    Countrywide Investments - 37

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
APRIL 19, 2000 (UNAUDITED)
================================================================================

On April 19, 2000, a Special Meeting of Shareholders of Countrywide Strategic Trust (the Trust) was held (1) to approve or disapprove new investment advisory agreements with Touchstone Advisers, Inc., (2) to approve or disapprove new subadvisory agreements with Mastrapasqua & Associates, Inc. with respect to the Growth/Value Fund and Aggressive Growth Fund, (3) to approve or disapprove new subadvisory agreements with Fort Washington Investment Advisors, Inc. with respect to the Utility Fund and Equity Fund and (4) to approve or disapprove the termination of the Trust's current independent public accountants and the selection of Ernst & Young LLP as independent public accountants for the fiscal year ended March 31, 2000. The total number of shares of the Trust present by proxy represented 57.9% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreements by each Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,158,081          28,998          43,070
Equity Fund                           1,672,675          10,140           5,075
Growth/Value Fund                     1,410,207           7,738          10,818
Aggressive Growth Fund                  637,780           1,135             457
--------------------------------------------------------------------------------

The results of the voting for or against the approval of the new subadvisory agreements by the Growth/Value Fund and Aggressive Growth Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Growth/Value Fund                     1,406,005           9,041          13,717
Aggressive Growth Fund                  637,148           1,165           1,059
--------------------------------------------------------------------------------

The results of the voting for or against the approval of the new subadvisory agreements by the Utility Fund and Equity Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,150,828          32,553          46,768
Equity Fund                           1,672,667           9,744           5,479
--------------------------------------------------------------------------------

The results of the voting for or against the termination of the Trust's current independent public accountants and the selection of Ernst & Young LLP as independent public accountants by each Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,120,350          42,032          67,767
Equity Fund                           1,669,563           6,210          12,117
Growth/Value Fund                     1,392,359          10,070          26,334
Aggressive Growth Fund                  636,820           1,478           1,073
--------------------------------------------------------------------------------

38 - Countrywide Investments

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Trustees
Countrywide Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Countrywide Strategic Trust (consisting of Utility Fund, Equity Fund, Growth/Value Fund, and Aggressive
Growth Fund) (the Funds) as of March 31, 2000, the related statements of operations and statements of changes in net assets for the year then ended and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the year ended March 31, 1999 and the financial highlights presented herein for each of the respective years or periods ended March 31, 1999 were audited by other auditors whose report dated April 30, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Countrywide Strategic Trust as of March 31, 2000, the results of their operations and the changes in their net assets for the year then ended and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Cincinnati, Ohio
May 22, 2000

                                                    Countrywide Investments - 39

COUNTRYWIDE STRATEGIC TRUST
---------------------------------------
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094
   www.countrywideinvestments.com
   Nationwide: (Toll Free) 800-543-8721
   Cincinnati: 629-2000

SHAREHOLDER SERVICES
---------------------------------------
   Nationwide: (Toll Free) 800-543-0407
   Cincinnati: 629-2050

BOARD OF TRUSTEES
---------------------------------------
   William O. Coleman
   Phillip R. Cox
   H. Jerome Lerner
   Robert H. Leshner
   Jill T. McGruder
   Oscar P. Robertson
   Nelson Schwab, Jr.
   Robert E. Stautberg
   Joseph S. Stern, Jr.

INVESTMENT ADVISER/MANAGER
---------------------------------------
   Countrywide Investments, Inc.
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094

TRANSFER AGENT
---------------------------------------
   Countrywide Fund Services, Inc.
   P.O. Box 5354
   Cincinnati, Ohio 45201-5354

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

[GRAPHIC OMITTED]

                                    APPENDIX
                        BOND AND COMMERCIAL PAPER RATINGS

     Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              MOODY'S BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               S&P'S BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.